UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22245
First Trust Exchange-Traded Fund III
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)
Registrant's telephone number, including area code:
(630) 765-8000
Date of fiscal year end:
July 31
Date of reporting period:
July 31, 2024
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Shareolders.
(a) Following is a copy of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

First Trust Municipal High Income ETF
FMHI | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Municipal High Income ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMHI. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Municipal High Income ETF	$73	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 7.77% for the 12 months ended July 31, 2024. The Fund outperformed its blended benchmark, which consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years), and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years). The blended benchmark returned 4.72% for the same Period.
The following key Fund factors impacted Fund performance relative to the blended benchmark during the Period:
  Credit Rating: The Fund’s selection and allocation of non-rated, B, BB, BBB and AA rated bonds were the primary contributors to Fund outperformance relative to the blended benchmark. Conversely, the Fund’s underweight allocations to CCC and C rated bonds were the primary detractors to Fund performance.
  Yield Curve Positioning/Duration: Relative to the blended benchmark, the Fund’s allocation to bonds with a stated maturity of 18+ years, 12-18 years and 8-10 years were the dominant factors contributing to Fund outperformance relative to the blended benchmark. Conversely, the Fund’s selection of bonds in the 0-2 years maturity range was the primary detractor to Fund performance relative to the blended benchmark. Examining effective duration, the Fund’s selection of bonds with an effective duration of 7-10 years and 3-5 years were the leading contributors to Fund performance while the Fund’s selection of bonds with an effective duration of 0-1 years was a modest detractor to Fund performance.
  Interest Rate Hedge: During the year ended July 31, 2024, the use of Treasury futures to hedge interest rate risk was a modest detractor to Fund performance.
  Sector/Industry: The Fund’s selection and allocation of bonds in the special tax, health care and education sectors were the leading contributors to Fund outperformance. Contrarywise, the Fund’s allocation and selection of general obligation and cash holdings were modest detractors to Fund performance relative to the blended benchmark.
  U.S. Treasury Rate Trends: 10-Year and 30-Year U.S. Treasury yields increased by approximately 7 basis points (“bps”) and 29 bps, respectively, to 4.02% and 4.30%.
  Industry Fund Flows: According to data collected by the Investment Company Institute, fund outflows totaled approximately $11.8 billion; however, for the seven-month period ended July 31, 2024, fund flows turned positive at $13.0 billion.
  New Issue Supply: Primary market supply increased 25.7% to $445.5 billion compared with $354.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: According to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields increased 25 bps and 17 bps, respectively, to 2.82% and 3.68%.
  Municipal Credit Spreads: Credit spreads for high yield, BBB, and A rated bonds all compressed.
FUND PERFORMANCE (November 1, 2017 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (11/1/17)
First Trust Municipal High Income ETF	7.77%	1.97%	3.07%
Bloomberg Municipal Bond Index	3.74%	1.18%	2.01%
Blended Benchmark(1)	4.72%	2.02%	3.02%
(1)
The Blended Benchmark consists of the following two indexes: 50% of the Bloomberg High Yield 10-Year Municipal Index (8-12 years) which is comprised of bonds with a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond High Yield Index; and 50% of the Bloomberg Revenue 10-Year Municipal Index (8-12 years), which is comprised of revenue bonds that have a final maturity between 8 and 12 years that are part of the Bloomberg Municipal Bond Index.

Visit www.ftportfolios.com/etf/FMHI for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$645,209,367
Total number of portfolio holdings	521
Total advisory fee paid	$3,715,659
Portfolio turnover rate	22%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Special Assessment	17.5%
Industrial Development Bond	13.2%
Continuing Care Retirement Communities	11.8%
Education	9.4%
Hospital	6.3%
Government Obligation Bond - Unlimited Tax	5.0%
Gas	4.7%
Utility	4.7%
Dedicated Tax	4.2%
All Other	23.2%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMHI to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Horizon
Managed Volatility Domestic ETF
HUSV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Domestic ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HUSV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Domestic ETF	$74	0.70%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 12.74% for the 12 months ended July 31, 2024. The Fund underperformed its benchmark, the S&P 500® Index, which returned 22.15% for the same Period.
The Fund’s portfolio allocation process is to overweight or underweight stocks within each sector based on future expected volatility of each sector’s component stocks. An overweight allocation indicates that we expect that sector to be relatively low risk, while an underweight allocation indicates that we expect that sector to be relatively high risk. This underperformance was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark.
Additionally, during the Period, a concentrated subset of the largest stocks within the benchmark primarily drove returns. The Fund’s systematic strategy avoided holding these companies due to their higher volatility and the inherent risks associated with them. This resulted in underweights to some of the sectors experiencing the most gains such as the Information Technology and Communication Services sectors, and overweights to less volatile sectors such as the Consumer Staples and Industrials sectors.
FUND PERFORMANCE (August 24, 2016 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Domestic ETF	12.74%	8.14%	9.49%
S&P 500® Index	22.15%	15.00%	14.46%
Visit www.ftportfolios.com/etf/HUSV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$87,643,635
Total number of portfolio holdings	76
Total advisory fee paid	$602,266
Portfolio turnover rate	100%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
Cognizant Technology Solutions Corp., Class A	2.7%
Berkshire Hathaway, Inc., Class B	2.6%
Cisco Systems, Inc.	2.6%
Coca-Cola (The) Co.	2.5%
Colgate-Palmolive Co.	2.5%
Republic Services, Inc.	2.5%
TE Connectivity Ltd.	2.4%
PTC, Inc.	2.4%
Roper Technologies, Inc.	2.3%
Amphenol Corp., Class A	2.2%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HUSV or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HUSV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Horizon Managed
Volatility Developed International ETF
HDMV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Developed International ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HDMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Developed International ETF	$83	0.80%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 6.33% for the 12 months ended July 31, 2024. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 11.21% for the same Period.
The Fund’s portfolio allocation process is to overweight or underweight stocks in each region based on future expected volatility of each region’s component stocks. An overweight allocation indicates that we expect that region to be relatively low risk, while an underweight allocation indicates that we expect that region to be relatively high risk. This underperformance was primarily driven by the defensive objective of the strategy capturing less of the return of the benchmark in a period of large gains for the benchmark. The Fund’s underweight to Western Europe due to volatility in those stocks detracted from performance. Denmark stocks were particularly volatile but had a strong quarter. An underweight allocation to this country resulted in a negative attribution effect.
FUND PERFORMANCE (August 24, 2016 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (8/24/16)
First Trust Horizon Managed Volatility Developed International ETF	6.33%	1.15%	2.97%
MSCI EAFE Index	11.21%	7.36%	7.04%
Visit www.ftportfolios.com/etf/HDMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$32,897,380
Total number of portfolio holdings	151
Total advisory fee paid	$284,244
Portfolio turnover rate	79%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
United Overseas Bank Ltd.	2.0%
Oversea-Chinese Banking Corp., Ltd.	2.0%
Singapore Exchange Ltd.	2.0%
Koninklijke KPN N.V.	2.0%
Danone S.A.	1.8%
Swisscom AG	1.7%
Zurich Insurance Group AG	1.6%
Swiss Prime Site AG	1.5%
Unilever PLC	1.5%
Deutsche Telekom AG	1.5%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HDMV or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HDMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Horizon
Managed Volatility Small/Mid ETF
HSMV | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Horizon Managed Volatility Small/Mid ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/HSMV. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Horizon Managed Volatility Small/Mid ETF	$86	0.80%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 14.48% for the 12 months ended July 31, 2024. The Fund underperformed its benchmark, the S&P 1000® Index, which returned 15.08% for the same Period.
The Fund’s portfolio allocation process is to overweight or underweight stocks within each sector based on future expected volatility of each sector’s component stocks. An overweight allocation indicates that we expect that sector to be relatively low risk, while an underweight allocation indicates that we expect that sector to be relatively high risk.
Small and mid-sized stocks in the U.S. generally lagged larger cap stocks over the Period as these companies have exhibited characteristics more sensitive to the higher interest rate regime. Therefore, in spite of the Fund’s more defensive profile, the lower risk nature of the selected stocks captured a majority of the return of the benchmark during a period of large gains for the benchmark. Weights in companies in the Industrials and Financials sectors had particularly high contributions to Fund returns due to their rate sensitivity. Small and mid-sized Energy stocks were strong during the Period but were not held in size due to their volatility as a result of ongoing geopolitical tensions.
FUND PERFORMANCE (April 6, 2020 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	Since Inception (4/6/20)
First Trust Horizon Managed Volatility Small/Mid ETF	14.48%	14.41%
S&P 1000® Index	15.08%	21.13%
Russell 3000® Index	21.07%	20.09%
Visit www.ftportfolios.com/etf/HSMV for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$19,767,104
Total number of portfolio holdings	201
Total advisory fee paid	$144,853
Portfolio turnover rate	53%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Top Ten Holdings
LXP Industrial Trust	0.7%
CommVault Systems, Inc.	0.7%
Evercore, Inc., Class A	0.7%
CubeSmart	0.7%
Plexus Corp.	0.7%
Globus Medical, Inc., Class A	0.7%
InterDigital, Inc.	0.6%
Chesapeake Utilities Corp.	0.6%
Jefferies Financial Group, Inc.	0.6%
Sprouts Farmers Market, Inc.	0.6%
Sector Allocation
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/HSMV or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/HSMV to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Merger Arbitrage ETF
MARB | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Merger Arbitrage ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/MARB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment(1)	Costs paid as a percentage of a $10,000 investment(1)
First Trust Merger Arbitrage ETF	$172	1.70%
(1)	Includes margin interest expense and dividend expense on investments sold short.
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 2.26% for the 12 months ended July 31, 2024. The Fund underperformed its benchmark, the S&P Merger Arbitrage Total Return Index, which returned 9.14% for the same Period.
This underperformance was driven by three negative events in the portfolio. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The primary event was the termination of the proposed merger between iRobot and Amazon in January 2024. We had seen antitrust deal risk as substantively low and manageable, but that was ultimately wrong. For the Fund, it was a disappointing outcome but one that is the risk of a merger arbitrage strategy – a deal termination. The second challenging event during the Period related to our investment in the Albertsons/Kroger merger. The Federal Trade Commission (“FTC”) filed suit to block the deal on February 26, 2024. Our thesis remains that the companies have a strong shot at defeating the FTC case, and therefore, we continue to hold the position within the Fund. Finally, April 2024 also brought an unexpected turn with the FTC suing to block Tapestry, Inc.’s acquisition of Capri Holdings. The companies intend to defend the merger through litigation, and we continue to hold the position within the Fund.
FUND PERFORMANCE (February 4, 2020 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	Since Inception (2/4/20)
First Trust Merger Arbitrage ETF	2.26%	0.77%
S&P Merger Arbitrage Total Return Index(1)	9.14%	2.97%
S&P 500® Index	22.15%	14.00%
(1)  Effective as of August 1, 2024, the S&P Merger Arbitrage Total Return Index replaced the Credit Suisse Merger Arbitrage Liquid Index, which is no longer available for use by the Fund.
Visit www.ftportfolios.com/etf/MARB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$30,981,937
Total number of portfolio holdings	42
Total advisory fee paid	$669,122
Portfolio turnover rate	301%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of net assets and total investments of the Fund, respectively.
Fund Allocation
Common Stocks	89.8%
Rights	0.0%
Money Market Funds	7.4%
Common Stocks Sold Short	(26.7%)
Net Other Assets and Liabilities	29.5%
Total	100.0%
Sector Allocation
Any amount shown as 0.0% represents less than 0.1%.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/MARB or upon request at 1-800-621-1675 or info@ftportfolios.com.
The Fund may have significant investments in various jurisdictions or investment sectors from time to time, making the Fund subject to the risks of such jurisdictions or investment sectors.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/MARB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust California Municipal
High Income ETF
FCAL | NASDAQ, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust California Municipal High Income ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FCAL. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust California Municipal High Income ETF	$67	0.65%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 4.62%, based on net asset value, for the 12 months ended July 31, 2024. The Fund outperformed its benchmark, the Bloomberg 10 Year California Exempt Index, which returned 1.92% for the same Period.
The following key Fund factors impacted Fund performance relative to its benchmark during the Period:
  Credit Rating: The Fund’s selection of non-rated, BB, BBB, A, and AA were the primary contributors to the Fund’s outperformance relative to its benchmark. No credit rating category was a material negative contributor to Fund performance relative to its benchmark.
  Yield Curve Positioning/Duration: Relative to its benchmark, the Fund’s allocation to bonds with a stated maturity of 18+ years, 16-18 years and 12-16 years were the dominant factors contributing to the Fund’s outperformance relative to its benchmark. Conversely, the Fund’s selection of bonds in the 0-2 years maturity range was the primary detractor to Fund performance relative to its benchmark. Examining effective duration, bonds with an effective duration of 10+ years, 7-10 years, 5-7 years, and 3-5 years were all positive contributors to Fund performance. Bonds with an effective duration of 0-1 years were detractors to Fund performance relative to its benchmark.
  Interest Rate Hedge: The use of Treasury futures to hedge interest rate risk was a modest detractor to Fund performance.
  Sector/Industry: The Fund’s allocation and selection of bonds in the special tax, education, transportation, and utilities sectors were the leading contributors to Fund performance relative to its benchmark. Conversely, the Fund’s selection of industrial development bonds was a modest negative contributor to Fund performance relative to its benchmark.
  U.S. Treasury Rate Trends: 10-Year and 30-Year U.S. Treasury yields increased by approximately 7 basis points (“bps”) and 29 bps, respectively, to 4.02% and 4.30%.
  Industry Fund Flows: According to data collected by the Investment Company Institute, fund outflows totaled approximately $11.8 billion; however, for the seven months ended July 31, 2024, fund flows turned positive at $13.0 billion.
  New Issue Supply: Primary market supply increased approximately 25.7% to $445.5 billion compared with $354.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: According to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields increased 25 bps and 17 bps, respectively, to 2.82% and 3.68%.
  Municipal Credit Spreads: Credit spreads for high yield, BBB, and A rated bonds all compressed.
FUND PERFORMANCE (June 20, 2017 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (6/20/17)
First Trust California Municipal High Income ETF	4.62%	1.26%	2.49%
Bloomberg 10 Year California Exempt Index	1.92%	0.95%	1.81%
Bloomberg Municipal Bond Index	3.74%	1.18%	2.01%
Visit www.ftportfolios.com/etf/FCAL for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$253,518,578
Total number of portfolio holdings	306
Total advisory fee paid	$1,252,427
Portfolio turnover rate	41%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Insured	17.4%
Special Assessment	9.3%
Airport	8.1%
Hospital	7.5%
Water & Sewer	7.5%
Government Obligation Bond - Unlimited Tax	7.4%
Certificates of Participation	7.0%
Industrial Development Bond	6.2%
Education	4.6%
All Other	25.0%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FCAL to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust New York Municipal
High Income ETF
FMNY | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust New York Municipal High Income ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FMNY. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the Period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust New York Municipal High Income ETF	$55	0.54%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 4.86% for the 12 months ended July 31, 2024. The Fund outperformed its benchmark, the Bloomberg Municipal New York 12-17 Year Index, which returned 4.34% for the same Period.
The following key Fund factors impacted Fund performance relative to its benchmark during the Period:
  Credit Rating: The Fund’s selection and allocation of AAA and non-rated bonds were the primary contributors to Fund outperformance relative to its benchmark. The Fund’s allocation to AA rated bonds and cash were the primary detractors to Fund performance relative to its benchmark.
  Yield Curve Positioning/Duration: Relative to its benchmark, the Fund’s allocation to bonds with a stated maturity of 18+ years and the selection of bonds 16-18 years were the primary factors contributing to Fund outperformance. Conversely, the Fund’s overweight of bonds in the 10-12 years and 4-6 years maturity range and cash were the primary detractors. Examining effective durations, the Fund’s selection of bonds with an effective duration of 7-10 years was the primary contributor to Fund outperformance while the Fund’s selection of bonds with an effective duration of 3-5 years was the primary detractor.
  Interest Rate Hedge: The use of Treasury futures to hedge interest rate risk was a modest positive contributor to Fund performance.
  Sector/Industry: The Fund’s selection and allocation of bonds in the utilities, special tax and industrial development sectors were the leading contributors to Fund outperformance. The Fund’s allocation and selection of local general obligation bonds were the primary detractors to Fund performance.
  U.S. Treasury Rate Trends: 10-Year and 30-Year U.S. Treasury yields increased by approximately 7 basis points ("bps") and 29 bps, respectively, to 4.02% and 4.30%.
  Industry Fund Flows: According to data collected by the Investment Company Institute, fund outflows totaled approximately $11.8 billion; however, for the seven-month period ended July 31, 2024, fund flows turned positive at $13.0 billion.
  New Issue Supply: Primary market supply increased 25.7% to $445.5 billion compared with $354.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: According to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields increased 25 bps and 17 bps, respectively, to 2.82% and 3.68%.
  Municipal Credit Spreads: Credit spreads for high yield, BBB, and A rated bonds all compressed.
FUND PERFORMANCE (May 12, 2021 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	Since Inception (5/12/21)
First Trust New York Municipal High Income ETF	4.86%	-0.77%
Bloomberg Municipal New York 12-17 Years Index	4.34%	-0.03%
Bloomberg Municipal Bond Index	3.74%	-0.38%
Visit www.ftportfolios.com/etf/FMNY for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$18,827,311
Total number of portfolio holdings	64
Total advisory fee paid	$87,152
Portfolio turnover rate	36%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Higher Education	15.7%
Insured	10.5%
Dedicated Tax	9.7%
Government Obligation Bond - Unlimited Tax	7.9%
Industrial Development Bond	7.6%
Utility	6.7%
Toll Road	6.0%
Hospital	5.0%
Water & Sewer	4.7%
All Other	26.2%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FMNY or upon request at 1-800-621-1675 or info@ftportfolios.com.
Effective May 12, 2024, a management fee waiver agreement terminated, which resulted in the Fund’s total annual operating expenses increasing from 0.50% to 0.54% of average daily net assets during the fiscal year ended July 31, 2024.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FMNY to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Short Duration
Managed Municipal ETF
FSMB | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Short Duration Managed Municipal ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FSMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Short Duration Managed Municipal ETF	$56	0.55%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.46% for the 12 months ended July 31, 2024. The Fund outperformed its benchmark, the Bloomberg Municipal Short (1-5) Year Index, which returned 3.34% for the same Period.
The following key Fund factors impacted Fund performance relative to its benchmark during the Period:
  Yield Curve Positioning/Duration: In terms of bonds’ final maturity dates, the Fund’s under exposure to bonds in the 4-6 years maturity range was a positive contributor to the Fund’s performance relative to the benchmark. The Fund’s relative overweight exposure to bonds in the 6-8 years maturity range was a primary detractor to the Fund’s performance. As to duration, the Fund’s under exposure to bonds with effective durations of 1-3 years and 3-5 years was a primary contributor to the Fund’s outperformance relative to the benchmark. Conversely, the Fund’s over exposure to bonds with durations of 0-1 year was the primary detractor to performance as compared to its benchmark.
  Credit Rating: The Fund’s over exposure, relative to its benchmark, to BB-rated and non-rated bonds was the primary source of outperformance. The Fund’s overweight to A-rated bonds was the Fund’s primary source of underperformance as compared to its benchmark.
  Sector/Industry: In terms of sector exposure, key positive contributors were select special tax bonds and the Fund’s overweight allocations to industrial development and healthcare bonds. Sources of relative underperformance resulted from cash holdings and a slight overweight allocation to housing bonds.
  U.S. Treasury Rate Trends: During the Period, 10-Year and 30-Year U.S. Treasury yields increased by approximately 7 basis points (“bps”) and 29 bps, respectively, to 4.02% and 4.30%.
  Industry Fund Flows: For the Period, according to data collected by the Investment Company Institute, fund outflows totaled approximately $11.8 billion; however, for the seven month period ended July 31, 2024, fund flows turned positive at $13.0 billion.
  New Issue Supply: During the Period, primary market supply increased approximately 25.7% to $445.5 billion compared with $354.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields increased 25 bps and 17 bps, respectively, to 2.82% and 3.68%.
  Municipal Credit Spreads: During the Period, credit spreads for high yield, BBB, and A rated bonds all compressed.
FUND PERFORMANCE (November 1, 2018 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Short Duration Managed Municipal ETF	3.46%	1.29%	1.81%
Bloomberg Municipal Short (1-5) Year Index	3.34%	1.02%	1.62%
Bloomberg Municipal Bond Index	3.74%	1.18%	2.47%
Visit www.ftportfolios.com/etf/FSMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$419,165,010
Total number of portfolio holdings	484
Total advisory fee paid	$2,268,433
Portfolio turnover rate	51%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Utility	13.1%
Gas	10.5%
Hospital	10.3%
Airport	7.5%
Government Obligation Bond - Unlimited Tax	7.2%
Insured	6.6%
Industrial Development Bond	6.5%
Certificates of Participation	5.5%
Local Housing	5.1%
All Other	27.7%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FSMB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended July 31, 2024, the Fund’s total annual operating expenses increased from 0.49% to 0.55% of average daily net assets due to the termination of a management fee waiver agreement on November 30, 2022.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FSMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

First Trust Ultra Short Duration
Municipal ETF
FUMB | NYSE ARCA, INC.
ANNUAL SHAREHOLDER REPORT | July 31, 2024
This annual shareholder report contains important information about the First Trust Ultra Short Duration Municipal ETF (the “Fund”) for the year of August 1, 2023 to July 31, 2024 (the “Period”). You can find additional information about the Fund at www.ftportfolios.com/fund-documents/etf/FUMB. You can also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE LAST YEAR?
(Based on a hypothetical $10,000 investment)
Fund	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
First Trust Ultra Short Duration Municipal ETF	$46	0.45%
HOW DID THE FUND PERFORM LAST YEAR? WHAT AFFECTED THE FUND’S PERFORMANCE?
The Fund returned 3.37% for the 12 months ended July 31, 2024. The Fund underperformed its benchmark, the Bloomberg Municipal Short-Term Index, which returned 3.61% for the same Period.
The following key Fund factors impacted the Fund’s performance relative to its benchmark during the Period:
  Credit Rating: The Fund’s selection and allocation of bonds in the A and BBB rated category were the primary negative contributors to performance versus the Fund’s benchmark during the Period.
  Years to Maturity: In terms of the Fund’s selection and allocation in years to a bond’s final maturity date, the Fund’s underweight allocation of bonds in the 0-2 years range was the primary detractor to the Fund’s performance relative to its benchmark during the Period.
  Effective Duration: Focusing on the Fund’s bonds’ effective duration, the Fund’s underweight allocation and selection of bonds with effective duration of 0-1 years were the primary detractors to the Fund’s performance relative to its benchmark during the Period.
  Sector/Industry: In terms of the Fund’s selection and allocation to municipal bond sectors, the Fund’s investment in the Industrial Development sector was the main detractor from the Fund’s performance relative to its benchmark during the Period.
  U.S. Treasury Rate Trends: During the Period, 10-Year and 30-Year U.S. Treasury yields increased by approximately 7 basis points (“bps”) and 29 bps, respectively, to 4.02% and 4.30%.
  Industry Fund Flows: For the Period, according to data collected by the Investment Company Institute, fund outflows totaled approximately $11.8 billion; however, for the seven-month period ended July 31, 2024, fund flows turned positive at $13.0 billion.
  New Issue Supply: During the Period, primary market supply increased 25.7% to $445.5 billion compared with $354.3 billion a year ago (SIFMA, Bloomberg, Barclays Research).
  Municipal Credit Yields: For the Period, according to Municipal Market Data, AAA yield curve data, 10-Year and 30-Year municipal yields increased 25 bps and 17 bps, respectively, to 2.82% and 3.68%.
  Municipal Credit Spreads: During the Period, credit spreads for high yield, BBB, and A rated bonds all compressed.
FUND PERFORMANCE (November 1, 2018 to July 31, 2024)
The performance line graph below shows the performance of a hypothetical $10,000 initial investment in the Fund over a ten-year period (or for the life of the Fund, if shorter). The subsequent account value as of the end of the Period is listed next to the name of the Fund or index, as applicable. The performance table below shows the average annual total returns of the Fund for the past one-, five-, and ten-year periods, as applicable (or for the life of the Fund, if shorter), as of the end of the Period. Both the line graph and performance table compare the Fund’s performance to an appropriate broad-based index and may compare to additional indices reflecting the market segment(s) in which the Fund invests over the same periods.
Investment Performance of $10,000
Average Annual Total Returns (as of July 31, 2024)	1 Year	5 Year	Since Inception (11/1/18)
First Trust Ultra Short Duration Municipal ETF	3.37%	1.41%	1.53%
Bloomberg Municipal Short-Term Index	3.61%	1.57%	1.65%
Bloomberg Municipal Bond Index	3.74%	1.18%	2.47%
Visit www.ftportfolios.com/etf/FUMB for more recent performance information.
The Fund’s past performance is not a good predictor of the Fund’s future performance. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Performance in municipal bond investment strategies can be impacted from the benefits of purchasing odd lot positions. The impact of these investments can be particularly meaningful when funds have limited assets under management and may not be a sustainable source of performance as a fund grows in size.
KEY FUND STATISTICS (As of July 31, 2024)
Fund net assets	$199,215,632
Total number of portfolio holdings	183
Total advisory fee paid	$1,023,599
Portfolio turnover rate	112%
WHAT DID THE FUND INVEST IN? (As of July 31, 2024)
The tables below show the investment makeup of the Fund, representing the percentage of total investments of the Fund.
Sector Allocation
Government Obligation Bond - Unlimited Tax	14.3%
Water & Sewer	11.4%
Insured	11.1%
Pre-refunded/Escrowed-to-maturity	10.1%
Dedicated Tax	7.1%
Industrial Development Bond	6.2%
Airport	6.0%
Hospital	5.8%
Certificates of Participation	5.4%
All Other	22.6%
Credit Quality(1)
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
HOW HAS THE FUND MATERIALLY CHANGED?
This is a summary of certain changes to the Fund since August 1, 2023. For more complete information, you may review the Fund’s current prospectus and any applicable supplements at www.ftportfolios.com/fund-documents/etf/FUMB or upon request at 1-800-621-1675 or info@ftportfolios.com.
During the fiscal year ended July 31, 2024, the Fund’s total annual operating expenses increased from 0.39% to 0.45% of average daily net assets due to the termination of a management fee waiver agreement on November 30, 2022.
WHERE CAN I FIND ADDITIONAL INFORMATION ABOUT THE FUND?
Visit www.ftportfolios.com/fund-documents/etf/FUMB to view additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information. You may also request this information by contacting us at 1-800-621-1675 or info@ftportfolios.com.

(b)	Not applicable to the Registrant.

Item 2. Code of Ethics.

(a)	The First Trust Exchange-Traded Fund III (“Registrant”), as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.
(d)	The Registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.
(e)	Not applicable.
(f)	A copy of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller is filed as an exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the Registrant’s Board of Trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $296,000 for the fiscal year ended 2023 and $323,000 for the fiscal year ended 2024.
(b)	Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Investment Advisor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Audit-Related Fees (Distributor) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(c)	Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax return review and debt instrument tax analysis and reporting were $92,114 for the fiscal year ended 2023 and $160,802 for the fiscal year ended 2024. These fees were for tax consultation and/or tax return preparation and professional services rendered for PFIC (Passive Foreign Investment Company) Identification Services.

Tax Fees (Investment Advisor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s advisor and distributor $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

Tax Fees (Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the Registrant’s distributor were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(d)	All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Investment Advisor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s investment advisor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

All Other Fees (Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the Registrant’s distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended 2023 and $0 for the fiscal year ended 2024.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the “Committee”) is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

The Committee is also responsible for the pre-approval of the independent auditor’s engagements for non-audit services with the Registrant’s advisor (not including a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the Registrant’s advisor (other than any sub-advisor whose role is primarily portfolio management and is sub-contracted with or overseen by another investment advisor) and any entity controlling, controlled by or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor’s independence.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) for the Registrant and the Registrant’s investment advisor and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

Registrant:	Advisor and Distributor:
(b) 0%	(b) 0%
(c) 0%	(c) 0%
(d) 0%	(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.
(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the Registrant for the fiscal year ended 2023 were $92,114 for the Registrant, $31,000 for the Registrant’s investment advisor and $45,500 for the Registrant’s distributor; and for the fiscal year ended 2024 were $160,802 for the Registrant, $28,600 for the Registrant’s investment advisor and $33,000 for the Registrant’s distributor.
(h)	The Registrant’s audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable to the Registrant.

(j) Not applicable to the Registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 consisting of all the independent directors of the Registrant. The audit committee of the Registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Denise M. Keefe, Robert F. Keith, Niel B. Nielson and Bronwyn Wright.
(b)	Not applicable to the Registrant.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.
(b)	Not applicable to the Registrant.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a) Following is a copy of the annual financial statements required, and for the periods specified, by Regulation S-X.

Annual Financial Statements and Other Information
For the Year Ended July 31, 2024

First Trust Exchange-Traded Fund III

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments
July 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.8%
	Aerospace & Defense — 3.0%
2,974	General Dynamics Corp.	$888,363
3,143	Lockheed Martin Corp.	1,703,255
		2,591,618
	Beverages — 3.9%
33,211	Coca-Cola (The) Co.	2,216,502
7,084	PepsiCo, Inc.	1,223,194
		3,439,696
	Biotechnology — 0.7%
560	Regeneron Pharmaceuticals, Inc. (a)	604,346
	Capital Markets — 2.8%
2,010	Ameriprise Financial, Inc.	864,441
5,316	Intercontinental Exchange, Inc.	805,693
1,684	S&P Global, Inc.	816,285
		2,486,419
	Chemicals — 2.2%
2,310	Ecolab, Inc.	532,894
1,814	Linde PLC	822,649
5,548	LyondellBasell Industries N.V., Class A	551,804
		1,907,347
	Commercial Services & Supplies — 4.5%
11,089	Republic Services, Inc.	2,154,814
8,607	Waste Management, Inc.	1,744,295
		3,899,109
	Communications Equipment — 4.7%
46,414	Cisco Systems, Inc.	2,248,758
4,676	Motorola Solutions, Inc.	1,865,350
		4,114,108
	Consumer Staples Distribution & Retail — 2.1%
6,047	Sysco Corp.	463,502
20,179	Walmart, Inc.	1,385,087
		1,848,589
	Containers & Packaging — 1.2%
5,000	Avery Dennison Corp.	1,084,150
	Electric Utilities — 2.2%
10,904	Duke Energy Corp.	1,191,480
23,887	PPL Corp.	709,922
		1,901,402
	Electrical Equipment — 1.1%
5,612	AMETEK, Inc.	973,570
Shares	Description	Value

	Electronic Equipment, Instruments & Components — 4.6%
29,578	Amphenol Corp., Class A	$1,900,682
13,766	TE Connectivity Ltd.	2,124,507
		4,025,189
	Entertainment — 1.0%
5,519	Electronic Arts, Inc.	833,038
	Financial Services — 7.6%
5,217	Berkshire Hathaway, Inc., Class B (a)	2,287,655
6,002	Fiserv, Inc. (a)	981,747
3,465	Mastercard, Inc., Class A	1,606,755
6,585	Visa, Inc., Class A	1,749,437
		6,625,594
	Food Products — 0.8%
10,837	Mondelez International, Inc., Class A	740,709
	Gas Utilities — 1.2%
8,100	Atmos Energy Corp.	1,035,828
	Ground Transportation — 1.2%
29,695	CSX Corp.	1,042,294
	Health Care Equipment & Supplies — 3.1%
7,209	Abbott Laboratories	763,722
8,458	Boston Scientific Corp. (a)	624,877
9,077	Hologic, Inc. (a)	740,774
7,066	Medtronic PLC	567,541
		2,696,914
	Health Care Providers & Services — 1.9%
4,188	Cencora, Inc.	996,241
1,087	McKesson Corp.	670,701
		1,666,942
	Health Care REITs — 0.6%
4,904	Welltower, Inc.	545,570
	Hotels, Restaurants & Leisure — 3.9%
5,181	Darden Restaurants, Inc.	757,929
2,451	Hilton Worldwide Holdings, Inc.	526,156
4,198	McDonald’s Corp.	1,114,149
7,960	Yum! Brands, Inc.	1,057,327
		3,455,561
	Household Products — 6.8%
10,400	Church & Dwight Co., Inc.	1,019,304
22,058	Colgate-Palmolive Co.	2,187,933
8,490	Kimberly-Clark Corp.	1,146,574
10,018	Procter & Gamble (The) Co.	1,610,494
		5,964,305
See Notes to Financial Statements

First Trust Horizon Managed Volatility Domestic ETF (HUSV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial Conglomerates — 1.3%
5,553	Honeywell International, Inc.	$1,136,977
	Insurance — 5.9%
3,241	Arthur J. Gallagher & Co.	918,791
7,589	Hartford Financial Services Group (The), Inc.	841,772
20,670	Loews Corp.	1,652,567
8,088	Marsh & McLennan Cos., Inc.	1,800,146
		5,213,276
	IT Services — 4.7%
31,255	Cognizant Technology Solutions Corp., Class A	2,365,378
9,470	VeriSign, Inc. (a)	1,770,985
		4,136,363
	Machinery — 2.9%
6,297	Illinois Tool Works, Inc.	1,557,122
10,287	Otis Worldwide Corp.	972,122
		2,529,244
	Multi-Utilities — 0.9%
8,330	Consolidated Edison, Inc.	812,342
	Oil, Gas & Consumable Fuels — 2.8%
52,793	Kinder Morgan, Inc.	1,115,516
7,328	ONEOK, Inc.	610,642
16,522	Williams (The) Cos., Inc.	709,455
		2,435,613
	Pharmaceuticals — 2.5%
8,295	Johnson & Johnson	1,309,366
7,550	Merck & Co., Inc.	854,131
		2,163,497
	Professional Services — 2.1%
4,107	Automatic Data Processing, Inc.	1,078,580
5,058	Leidos Holdings, Inc.	730,375
		1,808,955
	Residential REITs — 0.5%
13,468	Invitation Homes, Inc.	475,016
	Retail REITs — 1.2%
10,222	Realty Income Corp.	587,050
7,289	Regency Centers Corp.	490,841
		1,077,891
	Software — 6.8%
4,531	Microsoft Corp.	1,895,544
11,768	PTC, Inc. (a)	2,092,939
3,642	Roper Technologies, Inc.	1,983,979
		5,972,462
	Specialty Retail — 2.5%
631	O’Reilly Automotive, Inc. (a)	710,721
Shares	Description	Value

	Specialty Retail (Continued)
4,102	Ross Stores, Inc.	$587,529
8,088	TJX (The) Cos., Inc.	914,106
		2,212,356
	Tobacco — 2.5%
20,034	Altria Group, Inc.	981,866
10,360	Philip Morris International, Inc.	1,193,058
		2,174,924
	Wireless Telecommunication Services — 2.1%
10,102	T-Mobile US, Inc.	1,841,393
	Total Common Stocks	87,472,607
	(Cost $78,151,906)
MONEY MARKET FUNDS — 0.2%
160,936	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (b)	160,936
	(Cost $160,936)

	Total Investments — 100.0%	87,633,543
	(Cost $78,312,842)
	Net Other Assets and Liabilities — 0.0%	10,092
	Net Assets — 100.0%	$87,643,635

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 87,472,607	$ 87,472,607	$ —	$ —
Money Market Funds	160,936	160,936	—	—
Total Investments	$87,633,543	$87,633,543	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments
July 31, 2024

Shares	Description	Value
COMMON STOCKS (a) (b) — 99.6%
	Australia — 9.6%
6,823	ANZ Group Holdings Ltd. (AUD) (c)	$129,808
69,157	Aurizon Holdings Ltd. (AUD) (c)	168,623
3,850	BHP Group Ltd. (AUD) (c)	106,933
16,028	Brambles Ltd. (AUD) (c)	163,400
18,447	Coles Group Ltd. (AUD) (c)	218,628
2,598	Commonwealth Bank of Australia (AUD) (c)	234,106
8,454	Computershare Ltd. (AUD) (c)	152,476
897	CSL Ltd. (AUD) (c)	182,058
40,562	Lottery (The) Corp., Ltd. (AUD) (c)	132,174
8,312	National Australia Bank Ltd. (AUD) (c)	209,933
11,057	Orica Ltd. (AUD) (c)	130,106
22,768	Origin Energy Ltd. (AUD) (c)	156,222
1,318	Rio Tinto Ltd. (AUD) (c)	101,278
10,587	Suncorp Group Ltd. (AUD) (c)	123,181
158,322	Telstra Group Ltd. (AUD) (c)	409,146
6,892	Washington H Soul Pattinson & Co., Ltd. (AUD) (c)	160,414
4,773	Wesfarmers Ltd. (AUD) (c)	230,356
7,042	Woolworths Group Ltd. (AUD) (c)	158,890
		3,167,732
	Belgium — 1.4%
2,667	Ageas S.A./N.V. (EUR) (c)	127,326
4,543	Groupe Bruxelles Lambert N.V. (EUR) (c)	339,041
		466,367
	Denmark — 1.0%
949	Carlsberg A/S, Class B (DKK) (c)	114,598
10,276	Tryg A/S (DKK) (c)	224,984
		339,582
	France — 8.9%
2,951	Accor S.A. (EUR) (c)	113,564
798	Air Liquide S.A. (EUR) (c)	145,602
3,367	Bouygues S.A. (EUR) (c)	116,249
4,519	Bureau Veritas S.A. (EUR) (c)	141,396
3,694	Cie Generale des Etablissements Michelin S.C.A. (EUR) (c)	146,242
8,600	Credit Agricole S.A. (EUR) (c)	130,509
9,183	Danone S.A. (EUR) (c)	596,575
12,411	Engie S.A. (EUR) (c)	195,103
695	EssilorLuxottica S.A. (EUR) (c)	159,044
6,258	Klepierre S.A. (EUR) (c)	179,196
1,377	Legrand S.A. (EUR) (c)	148,781
29,692	Orange S.A. (EUR) (c)	329,501
Shares	Description	Value

	France (Continued)
758	Safran S.A. (EUR) (c)	$166,527
1,349	Sodexo S.A. (EUR) (c)	127,760
2,043	Vinci S.A. (EUR) (c)	233,143
		2,929,192
	Germany — 8.7%
1,203	Allianz SE (EUR) (c)	338,844
2,020	Beiersdorf AG (EUR) (c)	293,197
1,940	Brenntag SE (EUR) (c)	138,005
1,212	Deutsche Boerse AG (EUR) (c)	248,180
2,985	Deutsche Post AG (EUR) (c)	133,148
19,095	Deutsche Telekom AG (EUR) (c)	499,478
13,909	E.ON SE (EUR) (c)	195,048
6,920	Evonik Industries AG (EUR) (c)	140,142
2,987	GEA Group AG (EUR) (c)	131,893
3,980	Henkel AG & Co. KGaA (EUR) (c)	308,382
1,524	Mercedes-Benz Group AG (EUR) (c)	100,743
231	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (EUR) (c)	113,773
2,055	Siemens Healthineers AG (EUR) (c) (d) (e)	110,146
952	Symrise AG (EUR) (c)	119,982
		2,870,961
	Ireland — 0.7%
2,260	Kerry Group PLC, Class A (EUR) (c)	211,301
	Israel — 0.7%
1,309	Check Point Software Technologies Ltd. (f)	240,136
	Italy — 3.1%
9,136	Eni S.p.A. (EUR) (c)	146,174
13,788	Generali (EUR) (c)	356,876
10,150	Poste Italiane S.p.A. (EUR) (c) (d) (e)	137,406
2,184	Recordati Industria Chimica e Farmaceutica S.p.A. (EUR) (c)	118,904
26,621	Snam S.p.A. (EUR) (c)	127,212
17,200	Terna-Rete Elettrica Nazionale (EUR) (c)	143,229
		1,029,801
	Japan — 14.9%
9,300	Aeon Co., Ltd. (JPY) (c)	212,194
9,200	ANA Holdings, Inc. (JPY) (c)	175,975
20,600	Asahi Kasei Corp. (JPY) (c)	148,552
4,600	Bridgestone Corp. (JPY) (c)	187,559
3,100	Canon, Inc. (JPY) (c)	97,035
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Japan (Continued)
7,400	Central Japan Railway Co. (JPY) (c)	$174,470
1,100	Daito Trust Construction Co., Ltd. (JPY) (c)	132,286
3,300	Daiwa House Industry Co., Ltd. (JPY) (c)	93,451
4,100	FUJIFILM Holdings Corp. (JPY) (c)	97,481
3,900	Hankyu Hanshin Holdings, Inc. (JPY) (c)	111,282
11,200	Hulic Co., Ltd. (JPY) (c)	109,324
8,800	Japan Airlines Co., Ltd. (JPY) (c)	142,585
12,700	Japan Tobacco, Inc. (JPY) (c)	373,700
6,500	KDDI Corp. (JPY) (c)	195,585
19,700	Kirin Holdings Co., Ltd. (JPY) (c)	278,510
10,500	Kyocera Corp. (JPY) (c)	132,247
6,300	McDonald’s Holdings Co., Japan Ltd. (JPY) (c)	261,004
2,800	NIPPON EXPRESS HOLDINGS, Inc. (JPY) (c)	138,547
215,900	Nippon Telegraph & Telephone Corp. (JPY) (c)	230,088
5,100	Ono Pharmaceutical Co., Ltd. (JPY) (c)	75,237
5,300	SCSK Corp. (JPY) (c)	104,346
2,500	Secom Co., Ltd. (JPY) (c)	159,632
16,200	Sekisui Chemical Co., Ltd. (JPY) (c)	244,426
7,900	Sekisui House Ltd. (JPY) (c)	197,945
4,100	Shimadzu Corp. (JPY) (c)	120,927
23,800	SoftBank Corp. (JPY) (c)	310,465
13,800	Takeda Pharmaceutical Co., Ltd. (JPY) (c)	387,425
		4,892,278
	Netherlands — 7.5%
895	Airbus SE (EUR) (c)	135,438
1,848	Akzo Nobel N.V. (EUR) (c)	114,266
1,447	EXOR N.V. (EUR) (c)	148,336
3,766	Ferrovial SE (EUR) (c)	149,758
2,216	Heineken Holding N.V. (EUR) (c)	163,298
1,682	Heineken N.V. (EUR) (c)	149,262
12,390	Koninklijke Ahold Delhaize N.V. (EUR) (c)	399,147
163,975	Koninklijke KPN N.V. (EUR) (c)	646,092
4,223	QIAGEN N.V. (EUR) (c)	187,898
2,195	Wolters Kluwer N.V. (EUR) (c)	367,464
		2,460,959
Shares	Description	Value

	New Zealand — 0.8%
99,658	Spark New Zealand Ltd. (NZD) (c)	$256,119
	Norway — 1.0%
20,654	Orkla ASA (NOK) (c)	174,310
13,225	Telenor ASA (NOK)	157,576
		331,886
	Singapore — 12.5%
91,400	CapitaLand Ascendas REIT (SGD) (c)	186,598
101,100	CapitaLand Integrated Commercial Trust (SGD) (c)	157,922
15,430	DBS Group Holdings Ltd. (SGD) (c)	422,835
39,900	Keppel Ltd. (SGD) (c)	198,577
59,700	Oversea-Chinese Banking Corp., Ltd. (SGD) (c)	664,500
32,800	Singapore Airlines Ltd. (SGD) (c)	171,410
89,200	Singapore Exchange Ltd. (SGD) (c)	657,663
133,600	Singapore Technologies Engineering Ltd. (SGD) (c)	442,320
155,400	Singapore Telecommunications Ltd. (SGD) (c)	358,845
27,700	United Overseas Bank Ltd. (SGD) (c)	671,689
73,200	Wilmar International Ltd. (SGD) (c)	174,548
		4,106,907
	Spain — 2.3%
2,969	ACS Actividades de Construccion y Servicios S.A. (EUR) (c)	132,645
632	Aena SME S.A. (EUR) (c) (d) (e)	120,079
13,155	Iberdrola S.A. (EUR) (c)	173,754
10,316	Redeia Corp. S.A. (EUR) (c)	183,160
30,912	Telefonica S.A. (EUR) (c)	140,008
		749,646
	Switzerland — 13.6%
2,254	ABB Ltd. (CHF) (c)	125,112
1,143	Alcon, Inc. (CHF) (c)	108,225
1,318	Baloise Holding AG (CHF) (c)	235,871
2,287	Banque Cantonale Vaudoise (CHF) (c)	242,759
5,075	Coca-Cola HBC AG (GBP) (c)	185,186
1,708	Helvetia Holding AG (CHF) (c)	254,798
1,762	Holcim AG (CHF) (c)	164,660
2,111	Nestle S.A. (CHF) (c)	213,829
2,644	Novartis AG (CHF) (c)	295,144
724	Roche Holding AG (CHF) (c)	234,402
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (a) (b) (Continued)
	Switzerland (Continued)
371	Roche Holding AG (CHF) (c)	$130,485
914	Schindler Holding AG (CHF) (c)	244,636
1,396	SGS S.A. (CHF) (c)	152,629
195	Swiss Life Holding AG (CHF) (c)	149,314
5,016	Swiss Prime Site AG (CHF) (c)	502,705
1,332	Swiss Re AG (CHF) (c)	164,214
924	Swisscom AG (CHF) (c)	565,527
926	Zurich Insurance Group AG (CHF) (c)	509,087
		4,478,583
	United Kingdom — 12.9%
31,347	Aviva PLC (GBP) (c)	201,933
7,296	Bunzl PLC (GBP) (c)	305,697
3,328	Coca-Cola Europacific Partners PLC	245,506
13,786	Compass Group PLC (GBP) (c)	424,539
10,034	GSK PLC (GBP) (c)	194,847
47,647	Haleon PLC (GBP) (c)	213,715
18,865	Informa PLC (GBP) (c)	210,819
1,269	InterContinental Hotels Group PLC (GBP) (c)	127,846
2,314	Intertek Group PLC (GBP) (c)	150,266
3,993	London Stock Exchange Group PLC (GBP) (c)	486,049
1,101	Next PLC (GBP) (c)	128,684
6,876	RELX PLC (GBP) (c)	324,529
7,540	Sage Group (The) PLC (GBP) (c)	105,398
7,497	Shell PLC (GBP) (c)	273,369
10,282	Smiths Group PLC (GBP) (c)	236,168
8,145	Unilever PLC (GBP) (c)	500,547
2,822	Whitbread PLC (GBP) (c)	105,740
		4,235,652
	Total Common Stocks	32,767,102
	(Cost $30,450,009)
MONEY MARKET FUNDS — 0.1%
22,373	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (g)	22,373
	(Cost $22,373)

	Total Investments — 99.7%	32,789,475
	(Cost $30,472,382)
	Net Other Assets and Liabilities — 0.3%	107,905
	Net Assets — 100.0%	$32,897,380

(a)	Portfolio securities are categorized based upon their country of incorporation.
(b)	Securities are issued in U.S. dollars unless otherwise indicated in the security description.
(c)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2024, securities noted as such are valued at $32,123,884 or 97.6% of net assets.
Certain of these securities are fair valued using a factor
provided by a third-party pricing service due to the change in value between the foreign markets’ close and the New York
Stock Exchange close exceeding a certain threshold. On days
when this threshold is not exceeded, these securities are
typically valued at the last sale price on the exchange on
which they are principally traded.

(d)
This security is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the
“1933 Act”) and may be resold in transactions exempt from
registration, normally to qualified institutional buyers. This security is not restricted on the foreign exchange where it
trades freely without any additional registration.

(e)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.
(f)	Non-income producing security.
(g)	Rate shown reflects yield as of July 31, 2024.

Abbreviations throughout the Portfolio of Investments:
AUD	– Australian Dollar
CHF	– Swiss Franc
DKK	– Danish Krone
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SGD	– Singapore Dollar
USD	– United States Dollar

Currency Exposure Diversification	% of Total Investments
EUR	32.7%
JPY	14.9
CHF	13.1
GBP	12.7
SGD	12.5
AUD	9.7
USD	1.6
DKK	1.0
NOK	1.0
NZD	0.8
Total	100.0%
See Notes to Financial Statements

First Trust Horizon Managed Volatility Developed International ETF (HDMV)
Portfolio of Investments (Continued)
July 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks:
Israel	$ 240,136	$ 240,136	$ —	$ —
Norway	331,886	157,576	174,310	—
United Kingdom	4,235,652	245,506	3,990,146	—
Other Country Categories*	27,959,428	—	27,959,428	—
Money Market Funds	22,373	22,373	—	—
Total Investments	$32,789,475	$665,591	$32,123,884	$—

*	See Portfolio of Investments for country breakout.
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments
July 31, 2024

Shares	Description	Value
COMMON STOCKS — 99.7%
	Aerospace & Defense — 2.3%
994	AAR Corp. (a)	$64,212
954	BWX Technologies, Inc.	94,914
360	Curtiss-Wright Corp.	106,092
1,352	Hexcel Corp.	89,516
513	Moog, Inc., Class A	100,599
		455,333
	Automobile Components — 0.8%
762	Autoliv, Inc.	77,069
2,655	Gentex Corp.	82,464
		159,533
	Banks — 1.7%
1,569	Commerce Bancshares, Inc.	101,530
6,387	F.N.B. Corp.	97,977
3,349	Old National Bancorp	67,047
1,097	Prosperity Bancshares, Inc.	79,554
		346,108
	Biotechnology — 1.7%
4,161	Exelixis, Inc. (a)	97,576
820	Neurocrine Biosciences, Inc. (a)	116,087
386	United Therapeutics Corp. (a)	120,930
		334,593
	Building Products — 1.1%
265	Carlisle Cos., Inc.	110,924
186	Lennox International, Inc.	108,531
		219,455
	Capital Markets — 3.9%
583	Affiliated Managers Group, Inc.	108,216
557	Evercore, Inc., Class A	139,467
2,829	Federated Hermes, Inc.	97,120
2,920	Janus Henderson Group PLC	108,712
2,116	Jefferies Financial Group, Inc.	123,722
1,394	SEI Investments Co.	94,569
1,155	Stifel Financial Corp.	102,414
		774,220
	Chemicals — 2.1%
975	Ashland, Inc.	94,234
666	Balchem Corp.	118,188
761	Innospec, Inc.	99,798
857	RPM International, Inc.	104,091
		416,311
	Commercial Services & Supplies — 2.5%
1,266	ABM Industries, Inc.	70,339
475	Clean Harbors, Inc. (a)	113,397
491	MSA Safety, Inc.	92,627
Shares	Description	Value

	Commercial Services & Supplies (Continued)
481	Tetra Tech, Inc.	$102,568
568	UniFirst Corp.	110,499
		489,430
	Construction & Engineering — 1.5%
985	AECOM	89,251
289	EMCOR Group, Inc.	108,502
3,720	MDU Resources Group, Inc.	100,217
		297,970
	Construction Materials — 0.6%
442	Eagle Materials, Inc.	120,357
	Consumer Finance — 0.5%
802	FirstCash Holdings, Inc.	89,503
	Consumer Staples Distribution & Retail — 3.0%
1,366	BJ’s Wholesale Club Holdings, Inc. (a)	120,153
287	Casey’s General Stores, Inc.	111,310
2,908	Grocery Outlet Holding Corp. (a)	56,881
1,343	Performance Food Group Co. (a)	92,667
1,214	Sprouts Farmers Market, Inc. (a)	121,267
1,793	US Foods Holding Corp. (a)	97,521
		599,799
	Containers & Packaging — 1.9%
631	AptarGroup, Inc.	92,744
3,329	Graphic Packaging Holding Co.	100,203
1,948	Silgan Holdings, Inc.	100,186
1,612	Sonoco Products Co.	86,919
		380,052
	Diversified Consumer Services — 1.6%
700	Grand Canyon Education, Inc. (a)	109,165
1,960	H&R Block, Inc.	113,563
1,275	Service Corp. International	101,885
		324,613
	Diversified REITs — 1.0%
3,519	Essential Properties Realty Trust, Inc.	104,127
1,659	WP Carey, Inc.	95,907
		200,034
	Diversified Telecommunication Services — 0.3%
849	Cogent Communications Holdings, Inc.	59,931
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Electric Utilities — 2.6%
1,554	ALLETE, Inc.	$100,233
976	IDACORP, Inc.	95,404
2,686	OGE Energy Corp.	104,136
2,516	PNM Resources, Inc.	104,615
2,134	Portland General Electric Co.	101,109
		505,497
	Electrical Equipment — 0.5%
1,275	nVent Electric PLC	92,603
	Electronic Equipment, Instruments & Components — 3.7%
718	Arrow Electronics, Inc. (a)	88,809
1,842	Avnet, Inc.	99,026
503	Insight Enterprises, Inc. (a)	112,924
441	Littelfuse, Inc.	117,796
1,013	Plexus Corp. (a)	129,836
779	TD SYNNEX Corp.	92,833
2,232	Vontier Corp.	87,561
		728,785
	Entertainment — 0.5%
489	Madison Square Garden Sports Corp. (a)	98,000
	Financial Services — 4.2%
1,717	Essent Group Ltd.	107,896
2,308	EVERTEC, Inc.	79,557
4,478	MGIC Investment Corp.	111,234
1,173	Mr. Cooper Group, Inc. (a)	105,429
2,964	NMI Holdings, Inc. (a)	116,633
3,037	Radian Group, Inc.	112,673
1,339	Voya Financial, Inc.	97,385
8,017	Western Union (The) Co.	95,322
		826,129
	Food Products — 2.5%
3,726	Flowers Foods, Inc.	83,910
811	Ingredion, Inc.	100,864
673	J & J Snack Foods Corp.	113,535
554	Lancaster Colony Corp.	106,955
867	Post Holdings, Inc. (a)	94,815
		500,079
	Gas Utilities — 3.2%
1,081	Chesapeake Utilities Corp.	127,590
1,727	National Fuel Gas Co.	101,185
2,133	New Jersey Resources Corp.	99,718
1,436	ONE Gas, Inc.	99,989
1,483	Southwest Gas Holdings, Inc.	109,979
1,503	Spire, Inc.	100,085
		638,546
Shares	Description	Value

	Ground Transportation — 2.0%
1,826	Knight-Swift Transportation Holdings, Inc.	$99,389
521	Landstar System, Inc.	99,120
652	Ryder System, Inc.	91,384
2,666	Werner Enterprises, Inc.	104,481
		394,374
	Health Care Equipment & Supplies — 1.0%
1,556	Enovis Corp. (a)	74,128
1,797	Globus Medical, Inc., Class A (a)	129,312
		203,440
	Health Care Providers & Services — 2.3%
1,396	Acadia Healthcare Co., Inc. (a)	90,531
164	Chemed Corp.	93,506
1,105	Encompass Health Corp.	102,699
784	Ensign Group (The), Inc.	110,348
2,152	Patterson Cos., Inc.	54,338
		451,422
	Health Care REITs — 2.0%
3,757	CareTrust REIT, Inc.	101,289
3,930	Healthcare Realty Trust, Inc.	69,522
3,003	Omega Healthcare Investors, Inc.	109,309
6,526	Sabra Health Care REIT, Inc.	105,917
		386,037
	Hotels, Restaurants & Leisure — 3.6%
776	Choice Hotels International, Inc.	98,901
628	Churchill Downs, Inc.	90,156
1,342	Monarch Casino & Resort, Inc.	105,052
891	Papa John’s International, Inc.	39,409
579	Texas Roadhouse, Inc.	101,099
567	Vail Resorts, Inc.	103,200
4,620	Wendy’s (The) Co.	78,216
1,247	Wyndham Hotels & Resorts, Inc.	94,423
		710,456
	Household Durables — 0.2%
3,072	Leggett & Platt, Inc.	40,458
	Household Products — 0.4%
2,609	Energizer Holdings, Inc.	80,331
	Independent Power and Renewable Electricity Producers — 0.3%
872	Ormat Technologies, Inc.	67,702
	Industrial REITs — 2.9%
585	EastGroup Properties, Inc.	109,389
2,003	First Industrial Realty Trust, Inc.	109,604
13,904	LXP Industrial Trust	143,211
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Industrial REITs (Continued)
2,027	Rexford Industrial Realty, Inc.	$101,573
2,674	STAG Industrial, Inc.	109,126
		572,903
	Insurance — 6.2%
723	American Financial Group, Inc.	94,684
1,178	Assured Guaranty Ltd.	97,032
3,431	CNO Financial Group, Inc.	119,605
1,824	Fidelity National Financial, Inc.	101,068
1,909	First American Financial Corp.	115,647
710	Hanover Insurance Group (The), Inc.	97,618
3,106	Old Republic International Corp.	107,530
427	Primerica, Inc.	107,506
488	Reinsurance Group of America, Inc.	110,010
384	RenaissanceRe Holdings Ltd.	89,053
650	RLI Corp.	97,883
914	Selective Insurance Group, Inc.	82,552
		1,220,188
	Leisure Products — 0.5%
5,569	Mattel, Inc. (a)	107,426
	Machinery — 6.3%
914	AGCO Corp.	86,300
1,152	Albany International Corp., Class A	107,804
1,268	Donaldson Co., Inc.	94,872
1,094	Federal Signal Corp.	109,367
1,966	Flowserve Corp.	99,381
897	Franklin Electric Co., Inc.	95,638
1,126	Graco, Inc.	95,766
699	ITT, Inc.	98,881
413	Lincoln Electric Holdings, Inc.	84,834
709	Middleby (The) Corp. (a)	96,126
793	Oshkosh Corp.	86,160
878	Tennant Co.	94,552
461	Watts Water Technologies, Inc., Class A	95,667
		1,245,348
	Marine Transportation — 0.5%
842	Kirby Corp. (a)	103,465
	Media — 0.6%
2,118	New York Times (The) Co., Class A	113,504
	Metals & Mining — 0.9%
315	Reliance, Inc.	95,937
602	Royal Gold, Inc.	83,148
		179,085
Shares	Description	Value

	Mortgage REITs — 0.8%
3,008	ARMOUR Residential REIT, Inc.	$60,762
8,005	Ellington Financial, Inc.	101,583
		162,345
	Multi-Utilities — 1.5%
2,579	Avista Corp.	101,045
1,691	Black Hills Corp.	99,854
1,830	Northwestern Energy Group, Inc.	98,399
		299,298
	Office REITs — 0.6%
3,887	COPT Defense Properties	112,606
	Oil, Gas & Consumable Fuels — 1.0%
6,522	Antero Midstream Corp.	93,656
1,456	DT Midstream, Inc.	109,724
		203,380
	Personal Care Products — 0.5%
2,470	Edgewell Personal Care Co.	96,700
	Pharmaceuticals — 1.4%
6,000	Innoviva, Inc. (a)	113,040
711	Jazz Pharmaceuticals PLC (a)	78,388
1,299	Prestige Consumer Healthcare, Inc. (a)	91,982
		283,410
	Professional Services — 4.7%
228	CACI International, Inc., Class A (a)	105,218
599	Exponent, Inc.	63,542
263	FTI Consulting, Inc. (a)	57,326
2,966	Genpact Ltd.	102,831
1,403	KBR, Inc.	93,426
1,503	Korn Ferry	110,801
1,212	ManpowerGroup, Inc.	92,815
1,145	Maximus, Inc.	106,359
707	Science Applications International Corp.	87,951
3,787	Verra Mobility Corp. (a)	114,102
		934,371
	Residential REITs — 1.3%
2,557	American Homes 4 Rent, Class A	92,282
1,520	Equity LifeStyle Properties, Inc.	104,394
3,522	Independence Realty Trust, Inc.	65,685
		262,361
	Retail REITs — 2.7%
1,600	Agree Realty Corp.	110,352
4,224	Brixmor Property Group, Inc.	107,585
2,279	NNN REIT, Inc.	102,305
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS (Continued)
	Retail REITs (Continued)
2,843	Phillips Edison & Co., Inc.	$99,789
6,975	Retail Opportunity Investments Corp.	104,276
		524,307
	Semiconductors & Semiconductor Equipment — 0.4%
618	Cirrus Logic, Inc. (a)	80,637
	Software — 2.7%
714	Blackbaud, Inc. (a)	56,677
933	CommVault Systems, Inc. (a)	142,609
1,162	Dolby Laboratories, Inc., Class A	91,519
1,040	InterDigital, Inc.	127,671
1,836	Progress Software Corp.	107,222
		525,698
	Specialized REITs — 4.1%
2,827	CubeSmart	134,508
2,248	EPR Properties	101,160
3,891	Four Corners Property Trust, Inc.	105,602
2,160	Gaming and Leisure Properties, Inc.	108,432
723	Lamar Advertising Co., Class A	86,659
1,716	National Storage Affiliates Trust	73,050
2,262	PotlatchDeltic Corp.	100,342
3,078	Rayonier, Inc.	93,356
		803,109
	Specialty Retail — 1.1%
217	Murphy USA, Inc.	109,568
2,160	Valvoline, Inc. (a)	100,440
		210,008
	Textiles, Apparel & Luxury Goods — 0.9%
1,321	Carter’s, Inc.	79,987
1,180	Columbia Sportswear Co.	96,406
		176,393
	Trading Companies & Distributors — 1.0%
733	GATX Corp.	102,254
993	MSC Industrial Direct Co., Inc., Class A	88,327
		190,581
	Water Utilities — 1.6%
1,316	American States Water Co.	108,609
1,923	California Water Service Group	102,804
2,540	Essential Utilities, Inc.	103,251
		314,664
	Total Common Stocks	19,712,888
	(Cost $16,547,854)
Shares	Description	Value
MONEY MARKET FUNDS — 0.3%
58,618	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (b)	$58,618
	(Cost $58,618)

	Total Investments — 100.0%	19,771,506
	(Cost $16,606,472)
	Net Other Assets and Liabilities — (0.0)%	(4,402)
	Net Assets — 100.0%	$19,767,104

(a)	Non-income producing security.
(b)	Rate shown reflects yield as of July 31, 2024.

Abbreviations throughout the Portfolio of Investments:
REITs	– Real Estate Investment Trusts

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 19,712,888	$ 19,712,888	$ —	$ —
Money Market Funds	58,618	58,618	—	—
Total Investments	$19,771,506	$19,771,506	$—	$—

*	See Portfolio of Investments for industry breakout.
See Notes to Financial Statements

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First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2024

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
ASSETS:
Investments, at value	$87,633,543	$32,789,475	$19,771,506
Foreign currency, at value	—	419	—
Receivables:
Dividends	61,144	41,747	8,406
Capital shares sold	—	770	—
Reclaims	—	86,936	—
Total Assets	87,694,687	32,919,347	19,779,912

LIABILITIES:
Investment advisory fees payable	51,052	21,967	12,808
Total Liabilities	51,052	21,967	12,808
NET ASSETS	$87,643,635	$32,897,380	$19,767,104

NET ASSETS consist of:
Paid-in capital	$121,312,274	$62,679,126	$19,373,786
Par value	24,000	11,000	5,500
Accumulated distributable earnings (loss)	(33,692,639)	(29,792,746)	387,818
NET ASSETS	$87,643,635	$32,897,380	$19,767,104
NET ASSET VALUE, per share	$36.52	$29.91	$35.94
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	2,400,002	1,100,002	550,002
Investments, at cost	$78,312,842	$30,472,382	$16,606,472
Foreign currency, at cost (proceeds)	$—	$431	$—
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2024

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)	First Trust Horizon Managed Volatility Developed International ETF (HDMV)	First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
INVESTMENT INCOME:
Dividends	$1,799,589	$1,398,763	$388,255
Interest	1,814	1,102	—
Foreign withholding tax	—	(64,672)	85
Total investment income	1,801,403	1,335,193	388,340

EXPENSES:
Investment advisory fees	602,266	284,244	144,853
Total expenses	602,266	284,244	144,853
NET INVESTMENT INCOME (LOSS)	1,199,137	1,050,949	243,487

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	815,900	(1,405,058)	(549,932)
In-kind redemptions	2,121,409	479,662	1,019,573
Foreign currency transactions	—	(12,551)	—
Net realized gain (loss)	2,937,309	(937,947)	469,641
Net change in unrealized appreciation (depreciation) on:
Investments	6,000,129	1,729,609	1,799,653
Foreign currency translation	—	(3,045)	—
Net change in unrealized appreciation (depreciation)	6,000,129	1,726,564	1,799,653
NET REALIZED AND UNREALIZED GAIN (LOSS)	8,937,438	788,617	2,269,294
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,136,575	$1,839,566	$2,512,781
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Horizon Managed Volatility Domestic ETF (HUSV)		First Trust Horizon Managed Volatility Developed International ETF (HDMV)
	Year Ended 7/31/2024	Year Ended 7/31/2023	Year Ended 7/31/2024	Year Ended 7/31/2023
OPERATIONS:
Net investment income (loss)	$1,199,137	$1,732,570	$1,050,949	$1,259,414
Net realized gain (loss)	2,937,309	518,203	(937,947)	(2,345,242)
Net change in unrealized appreciation (depreciation)	6,000,129	(811,009)	1,726,564	3,026,749
Net increase (decrease) in net assets resulting from operations	10,136,575	1,439,764	1,839,566	1,940,921

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,247,780)	(1,810,516)	(1,148,497)	(1,333,862)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	10,187,754	26,951,541	—	—
Cost of shares redeemed	(23,469,661)	(34,208,623)	(8,480,968)	(5,676,683)
Net increase (decrease) in net assets resulting from shareholder transactions	(13,281,907)	(7,257,082)	(8,480,968)	(5,676,683)
Total increase (decrease) in net assets	(4,393,112)	(7,627,834)	(7,789,899)	(5,069,624)

NET ASSETS:
Beginning of period	92,036,747	99,664,581	40,687,279	45,756,903
End of period	$87,643,635	$92,036,747	$32,897,380	$40,687,279

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	2,800,002	3,000,002	1,400,002	1,600,002
Shares sold	300,000	850,000	—	—
Shares redeemed	(700,000)	(1,050,000)	(300,000)	(200,000)
Shares outstanding, end of period	2,400,002	2,800,002	1,100,002	1,400,002
See Notes to Financial Statements

First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
Year Ended 7/31/2024	Year Ended 7/31/2023

$243,487	$245,842
469,641	(1,432,164)
1,799,653	1,284,546
2,512,781	98,224

(241,506)	(255,451)

3,200,218	3,180,198
(4,795,606)	—
(1,595,388)	3,180,198
675,887	3,022,971

19,091,217	16,068,246
$19,767,104	$19,091,217

600,002	500,002
100,000	100,000
(150,000)	—
550,002	600,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Domestic ETF (HUSV)

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$32.87	$33.22	$33.08	$27.19	$26.71
Income from investment operations:
Net investment income (loss)	0.47 (a)	0.58 (a)	0.51	0.46	0.37
Net realized and unrealized gain (loss)	3.67	(0.31)	0.10	5.87	0.52
Total from investment operations	4.14	0.27	0.61	6.33	0.89
Distributions paid to shareholders from:
Net investment income	(0.49)	(0.62)	(0.47)	(0.44)	(0.41)
Net asset value, end of period	$36.52	$32.87	$33.22	$33.08	$27.19
Total return (b)	12.74%	0.88%	1.82%	23.48%	3.41%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$87,644	$92,037	$99,665	$120,758	$214,822
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net investment income (loss) to average net assets	1.39%	1.79%	1.46%	1.42%	1.39%
Portfolio turnover rate (c)	100%	122%	76%	152%	211%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Developed International ETF (HDMV)

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$29.06	$28.60	$32.21	$28.12	$32.92
Income from investment operations:
Net investment income (loss)	0.84 (a)	0.88 (a)	0.90	0.89	0.65
Net realized and unrealized gain (loss)	0.93	0.52	(3.62)	4.13	(4.61)
Total from investment operations	1.77	1.40	(2.72)	5.02	(3.96)
Distributions paid to shareholders from:
Net investment income	(0.92)	(0.94)	(0.89)	(0.93)	(0.84)
Net asset value, end of period	$29.91	$29.06	$28.60	$32.21	$28.12
Total return (b)	6.33%	5.22%	(8.50)%	18.01% (c)	(12.37)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$32,897	$40,687	$45,757	$86,962	$123,714
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of net investment income (loss) to average net assets	2.96%	3.19%	2.53%	2.68%	2.08%
Portfolio turnover rate (d)	79%	80%	65%	127%	196%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)
The Fund received a reimbursement from the advisor in the amount of $6,254, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)

	Year Ended July 31,				Period Ended 7/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$31.82	$32.14	$33.12	$25.03	$21.10
Income from investment operations:
Net investment income (loss)	0.43 (b)	0.44 (b)	0.36	0.29	0.02
Net realized and unrealized gain (loss)	4.12	(0.29)	(1.05)	8.09	3.92
Total from investment operations	4.55	0.15	(0.69)	8.38	3.94
Distributions paid to shareholders from:
Net investment income	(0.43)	(0.47)	(0.29)	(0.29)	(0.01)
Net realized gain	—	—	—	(0.00) (c)	—
Total distributions	(0.43)	(0.47)	(0.29)	(0.29)	(0.01)
Net asset value, end of period	$35.94	$31.82	$32.14	$33.12	$25.03
Total return (d)	14.48%	0.57%	(2.11)%	33.72%	18.67%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$19,767	$19,091	$16,068	$14,906	$20,023
Ratio of total expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80% (e)
Ratio of net investment income (loss) to average net assets	1.34%	1.43%	1.09%	1.02%	0.60% (e)
Portfolio turnover rate (f)	53%	70%	71%	118%	5%

(a)	Inception date is April 6, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)	Amount represents less than $0.01.
(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2024
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the three funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on the NYSE Arca, Inc.

First Trust Horizon Managed Volatility Domestic ETF – (ticker “HUSV”)
First Trust Horizon Managed Volatility Developed International ETF – (ticker “HDMV”)
First Trust Horizon Managed Volatility Small/Mid ETF – (ticker “HSMV”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to provide capital appreciation.
Under normal market conditions, HUSV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks of domestic companies listed and traded on U.S. national securities exchanges that Horizon Investments, LLC (“Horizon” or the “Sub-Advisor”) believes exhibit low future expected volatility.
Under normal market conditions, HDMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in common stocks and depositary receipts of developed market companies listed and traded on non-U.S. exchanges that Horizon believes exhibit low future expected volatility.
Under normal market conditions, HSMV seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in small- and/or mid-capitalization common stocks listed and traded on U.S. national securities exchanges that Horizon believes exhibit low future expected volatility.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Securities trading on foreign exchanges or over-the-counter markets that close prior to the NYSE close may be valued using a systematic fair valuation model provided by a third-party pricing service. If these foreign securities meet certain criteria in relation to the valuation model, their valuation is systematically adjusted to reflect the impact of movement in the U.S. market after the close of the foreign markets.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
If the securities in question are foreign securities, the following additional information may be considered:
 1)
the last sale price on the exchange on which they are principally traded;
 2)
the value of similar foreign securities traded on other foreign markets;
 3)
ADR trading of similar securities;
 4)
closed-end fund or exchange-traded fund trading of similar securities;
 5)
foreign currency exchange activity;
 6)
the trading prices of financial products that are tied to baskets of foreign securities;
 7)
factors relating to the event that precipitated the pricing problem;
 8)
whether the event is likely to recur;
 9)
whether the effects of the event are isolated or whether they affect entire markets, countries or regions; and
10)
other relevant factors.
Because foreign markets may be open on different days than the days during which investors may transact in the shares of a Fund, the value of the Fund’s securities may change on the days when investors are not able to transact in the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Distributions received from a Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.
C. Foreign Currency
The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in “Net realized gain (loss) on foreign currency transactions” on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statements of Operations.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,247,780	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	1,148,497	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	241,506	—	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Return of Capital
First Trust Horizon Managed Volatility Domestic ETF	$1,810,516	$—	$—
First Trust Horizon Managed Volatility Developed International ETF	1,333,862	—	—
First Trust Horizon Managed Volatility Small/Mid ETF	255,451	—	—
As of July 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$129,369	$(43,100,565)	$9,278,557
First Trust Horizon Managed Volatility Developed International ETF	225,121	(32,257,003)	2,239,136
First Trust Horizon Managed Volatility Small/Mid ETF	30,591	(2,586,938)	2,944,165
E. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of July 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024

Non-Expiring Capital Loss Carryforwards
First Trust Horizon Managed Volatility Domestic ETF	$43,100,565
First Trust Horizon Managed Volatility Developed International ETF	32,257,003
First Trust Horizon Managed Volatility Small/Mid ETF	2,586,938
During the taxable year ended July 31, 2024, the following Fund utilized capital loss carryforwards in the following amount:

Capital Loss Utilized
First Trust Horizon Managed Volatility Domestic ETF	$801,067
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Horizon Managed Volatility Domestic ETF	$—	$(2,118,552)	$2,118,552
First Trust Horizon Managed Volatility Developed International ETF	36,362	(464,547)	428,185
First Trust Horizon Managed Volatility Small/Mid ETF	—	(996,676)	996,676
As of July 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Horizon Managed Volatility Domestic ETF	$78,354,986	$10,189,385	$(910,828)	$9,278,557
First Trust Horizon Managed Volatility Developed International ETF	30,550,683	3,093,330	(854,538)	2,238,792
First Trust Horizon Managed Volatility Small/Mid ETF	16,827,341	3,547,848	(603,683)	2,944,165
F. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
First Trust is paid an annual unitary management fee for each Fund. Pursuant to the Investment Management Agreement between First Trust and the Trust, First Trust manages the investment of the Funds’ assets and is responsible for the expenses of each Fund, including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to October 16, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	HUSV	HSMV
Fund net assets up to and including $2.5 billion	0.7000%	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%	0.74%
Fund net assets greater than $10 billion up to and including $15 billion	0.6300%	0.72%
Fund net assets greater than $15 billion	0.5950%	0.68%

Breakpoints	HDMV
Fund net assets up to and including $2.5 billion	0.80%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.78%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.76%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.74%
Fund net assets greater than $10 billion	0.72%
Horizon serves as the Funds’ sub-advisor and manages each Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a sub-advisory fee from First Trust equal to 50% of any remaining monthly unitary management fee paid to the Advisor after the average Fund’s expenses accrued during the most recent twelve months are subtracted from the unitary management fee for that month. During any period in which First Trust’s management fee is reduced in accordance with the breakpoints described above, the sub-advisory fee will be reduced to reflect the reduction in First Trust’s management fee.
Effective October 16, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to October 16, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$86,632,866	$86,601,000
First Trust Horizon Managed Volatility Developed International ETF	28,012,210	28,031,494
First Trust Horizon Managed Volatility Small/Mid ETF	9,777,994	9,704,603
For the fiscal year ended July 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

	Purchases	Sales
First Trust Horizon Managed Volatility Domestic ETF	$10,162,644	$23,380,374
First Trust Horizon Managed Volatility Developed International ETF	—	8,375,500
First Trust Horizon Managed Volatility Small/Mid ETF	3,182,643	4,763,135
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Horizon Managed Volatility Domestic ETF, First Trust Horizon Managed Volatility Developed International ETF, and First Trust Horizon Managed Volatility Small/Mid ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust Horizon Managed Volatility Domestic ETF (HUSV) First Trust Horizon Managed Volatility Developed International ETF (HDMV)	For the years ended July 31, 2024, 2023, 2022, 2021, and 2020
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)	For the years ended July 31, 2024, 2023, 2022, and 2021, and for the period from April 6, 2020 (commencement of investment operations) through July 31, 2020
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Advisory Agreement” and collectively, the “Advisory Agreements”) with First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreements, the “Agreements”) among the Trust, the Advisor and Horizon Investments, LLC (the “Sub-Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Horizon Managed Volatility Domestic ETF (HUSV)
First Trust Horizon Managed Volatility Developed International ETF (HDMV)
First Trust Horizon Managed Volatility Small/Mid ETF (HSMV)
The Board approved the continuation of the applicable Agreements for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
reasonable business arrangements from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the applicable Agreements for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the applicable Agreements. With respect to the Advisory Agreements, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of each Fund’s investments, including portfolio risk monitoring and performance review. The Board considered that the Sub-Advisor is responsible for the selection and ongoing monitoring of the securities in the Funds’ investment portfolios, but that the Advisor executes each Fund’s portfolio trades. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that each Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to each Fund, including the Sub-Advisor’s day-to-day management of the Funds’ investments. In considering the Sub-Advisor’s management of the Funds, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Advisory Agreement for the services provided. The Board noted that the sub-advisory fee for each Fund is paid by the Advisor from the Fund’s unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for HDMV was below the median total (net) expense ratio of the peer funds in its Expense Group and that the total (net) expense ratio for each of HUSV and HSMV was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including that HDMV’s Expense Group did not include any other actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that, for each Fund, not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that HDMV underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
ended December 31, 2023; that HUSV underperformed its Performance Universe median and benchmark index for the one-, three- and five-year periods ended December 31, 2023; and that HSMV underperformed its Performance Universe median and benchmark index for the one- and three-year periods ended December 31, 2023. The Board noted the Advisor’s discussion of HDMV’s, HUSV’s and HSMV’s performance at the April 25, 2024 meeting.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements to the effect that it is difficult to know if or precisely when measurable economies of scale will be achieved for the Sub-Advisor and that the Sub-Advisor presumes expenses related to providing services will remain approximately the same over the next twelve months. The Board noted that the Advisor pays the Sub-Advisor for each Fund from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that each Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to each Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Funds. The Board noted that the Sub-Advisor is not responsible for coordinating execution of Fund trades and that the only known indirect benefit the Sub-Advisor receives from managing the Funds is publicity related to managing an ETF in a closely monitored sector of the ETF universe. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2024, the following percentages of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Dividends Received Deduction
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	0.00%

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
Dividends Received Deduction
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
For the taxable year ended July 31, 2024, the following percentages of income dividends paid by the Funds are hereby designated as qualified dividend income:

Qualified Dividend Income
First Trust Horizon Managed Volatility Domestic ETF	100.00%
First Trust Horizon Managed Volatility Developed International ETF	84.58%
First Trust Horizon Managed Volatility Small/Mid ETF	100.00%
A portion of each of the Funds’ 2024 ordinary dividends (including short-term capital gains) paid to its shareholders during the fiscal year ended July 31, 2024, may be eligible for the Qualified Business Income Deduction (QBI) under the Internal Revenue Code of 1986, as amended (the “Code”), Section 199A for the aggregate dividends each Fund received from the underlying Real Estate Investment Trusts (REITs) these Funds invest in.
The following Fund meets the requirements of Section 853 of the Code and elects to pass through to its shareholders credit for foreign taxes paid. For the taxable year ended July 31, 2024, the total amounts of income received by the Fund from sources within foreign countries and possessions of the United States and of taxes paid to such countries are as follows:

	Gross Foreign Income		Foreign Taxes Paid
	Amount	Per Share	Amount	Per Share
First Trust Horizon Managed Volatility Developed International ETF	$1,398,763	$1.27	$38,609	$0.04

Annual Financial Statements and Other Information
For the Year Ended July 31, 2024

First Trust Exchange-Traded Fund III

First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments
July 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.7%
	California — 94.7%
$1,200,000	Azusa CA Spl Tax Cmnty Facs Dist No 2005-1-Impt, AGM	5.00%	09/01/44	$1,253,953
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Sustainable Bond, Ser F-2	5.00%	04/01/42	1,118,350
1,000,000	Bay Area CA Toll Auth Toll Bridge Rev Sustainable Bond, Ser F-2	5.00%	04/01/43	1,112,384
1,765,000	Bay Area CA Toll Auth Toll Bridge Rev Var Ref, Ser B (a)	3.85%	04/01/55	1,765,000
2,000,000	Bay Area CA Toll Auth Toll Bridge Rev Var, Ser H (a)	3.90%	04/01/59	2,000,000
100,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area No 8F	4.00%	09/01/33	99,628
620,000	Beaumont CA Spl Tax Cmnty Facs Dist No 93-1 Impt Area No 8F	4.00%	09/01/40	589,413
1,080,000	Beverly Hills CA Pub Fing Auth Wtr Rev, Ser A	4.00%	06/01/40	1,121,786
1,250,000	Burbank CA Wtr & Pwr Elec Rev	5.00%	06/01/43	1,378,314
1,000,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.00%	07/01/38	1,101,202
1,000,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/40	1,107,343
750,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/44	820,532
625,000	Burbank Glendale Pasadena CA Arpt Auth Arpt Rev Sr, Ser B, AMT	5.25%	07/01/49	678,275
325,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Clean Energy Proj Rev Bonds Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	351,673
2,220,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	2,243,526
20,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond-Clean Energy Proj, Ser A (Mandatory put 12/01/27)	4.00%	10/01/52	20,207
2,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bonds, Ser D (Mandatory put 11/01/28)	5.50%	05/01/54	2,146,383
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bonds-Clean Energy Proj, Ser G-1 (Mandatory put 04/01/30)	5.25%	11/01/54	1,076,115
925,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bonds Clean Energy Proj, Ser A-1 (Mandatory put 08/01/29)	5.00%	12/01/53	976,859
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bonds Clean Energy Proj, Ser C (Mandatory put 10/01/31)	5.25%	01/01/54	1,072,364
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Ref Sonoma Cnty Securitization Corp, Ser A	4.00%	06/01/35	205,468
550,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/35	563,952
200,000	CA Cnty CA Tobacco Securitization Agy Tobacco Stlmt Sr Ref, Ser A	4.00%	06/01/39	201,756
415,582	CA Hsg Fin Agy Muni Ctfs, Ser A	4.25%	01/15/35	429,673
290,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Sustainable Bond, Ser A (b)	5.00%	11/15/36	291,033
250,000	CA Pub Fin Auth Sr Living Rev ENSO Vlg Proj Sustainable Bond, Ser A (b)	5.00%	11/15/56	224,955
605,000	CA Sch Fin Auth Sch Fac Rev Alliance Clg Ready Pub Schs Proj, Ser C (b)	4.50%	07/01/26	608,269
105,000	CA Sch Fin Auth Sch Fac Rev Kipp SoCal Pub Schs, Ser A (b)	5.00%	07/01/27	108,437
675,000	CA Sch Fin Auth Sch Fac Rev Ref Granada Hills Chrt Oblig Grp, Ser A (b)	4.00%	07/01/48	599,349
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$200,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (b)	4.00%	07/01/25	$200,137
200,000	CA Sch Fin Auth Sch Fac Rev Ref Hth Learning Proj, Ser A (b)	5.00%	07/01/32	204,232
545,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (b)	5.00%	07/01/40	559,005
450,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (b)	5.25%	07/01/48	459,069
650,000	CA Sch Fin Auth Sch Fac Rev, Ser A (b)	5.00%	07/01/40	662,390
1,000,000	CA St	5.25%	10/01/45	1,139,270
1,000,000	CA St Dept of Wtr Res Cntrl Vly Proj Unrefunded Wtr Sys, Ser AS (Pre-refunded maturity (12/01/24)	5.00%	12/01/26	1,007,040
450,000	CA St Eductnl Facs Auth Rev Art Ctr Clg of Design, Ser A	5.00%	12/01/31	492,056
500,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.00%	11/01/43	561,816
2,500,000	CA St Enterprise Dev Auth Lease Rev Riverside Cnty Mead Vly Wellness Vlg Proj, Ser A	5.25%	11/01/49	2,821,039
650,000	CA St Enterprise Dev Auth Stdt Hsg Rev Ref Pomona Properties LLC Proj, Ser A	5.00%	01/15/39	704,538
785,000	CA St Enterprise Dev Auth Stdt Hsg Rev Ref Pomona Properties LLC Proj, Ser A	5.00%	01/15/45	825,941
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/40	561,096
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/41	558,020
500,000	CA St Hlth Facs Fing Auth Rev Adventist Hlth Sys W, Ser A	5.25%	12/01/42	554,759
1,000,000	CA St Hlth Facs Fing Auth Rev Children’s Hosp of Orange County, Ser A	5.00%	11/01/49	1,102,938
1,250,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.00%	12/01/45	1,370,388
1,000,000	CA St Hlth Facs Fing Auth Rev Commonspirit Hlth, Ser A	5.25%	12/01/49	1,108,828
1,500,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/42	1,557,942
520,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.00%	11/15/33	576,593
1,000,000	CA St Hlth Facs Fing Auth Rev Episcopal Cmntys & Svcs, Ser B	5.25%	11/15/48	1,076,646
1,250,000	CA St Hlth Facs Fing Auth Rev Initial Entrance Fees, Ser A	3.85%	11/15/27	1,254,536
1,000,000	CA St Hlth Facs Fing Auth Rev Kaiser Permanente, Subser A-2	4.00%	11/01/44	983,465
1,000,000	CA St Hlth Facs Fing Auth Rev Ref Commonspirit Hlth, Ser A	4.00%	04/01/37	1,008,071
2,000,000	CA St Hlth Facs Fing Auth Rev Ref Scripps Hlth, Ser A	5.00%	11/15/43	2,246,189
220,000	CA St Hlth Facs Fing Auth Rev Ref Sutter Hlth, Ser B	5.00%	11/15/33	227,896
1,000,000	CA St Hlth Facs Fing Auth Rev Var Ref Stanford Hlth Care, Ser A (Mandatory put 08/15/25)	3.00%	08/15/54	994,055
1,000,000	CA St Infra & Econ Dev Bank Natl Chrt Equitable Sch Revolving Fund Sustainable Bonds, Ser B	5.00%	11/01/38	1,099,858
1,545,000	CA St Infra & Econ Dev Bank Rev Adventist Hlth Energy Proj, Ser A	5.00%	07/01/41	1,664,539
3,000,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/30/25) (a) (b)	3.95%	01/01/50	3,000,094
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj (c)	5.38%	07/01/34	250,150
250,000	CA St Muni Fin Auth Chrt Sch Lease Rev Vista Chrt Middle Sch Proj (d)	5.38%	07/01/34	250,273
900,000	CA St Muni Fin Auth Chrt Sch Rev John Adams Acdmys Lincoln Proj, Ser A (b)	5.00%	10/01/39	906,220
100,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj (b)	4.00%	07/01/26	99,815
450,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (b)	5.00%	07/01/38	459,276
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$2,000,000	CA St Muni Fin Auth Mf Hsg Rev Gibson Drive Apartments Proj, Ser A	4.45%	12/01/42	$2,024,954
785,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	5.00%	08/15/27	818,476
85,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	3.00%	08/15/32	80,552
400,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/39	400,279
605,000	CA St Muni Fin Auth Mobile Home Park Rev Sr Caritas Affordable Hsg Inc Projs, Ser A	5.25%	08/15/49	605,251
220,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	3.00%	08/15/31	208,993
295,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/41	282,233
435,000	CA St Muni Fin Auth Mobile Home Park Rev Sub Ref Caritas Proj, Ser B	4.00%	08/15/51	385,263
500,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS	5.25%	11/01/34	563,730
500,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS	5.25%	11/01/36	560,484
1,000,000	CA St Muni Fin Auth Rev Aldersly Proj, Ser A	5.00%	05/15/43	1,080,693
1,500,000	CA St Muni Fin Auth Rev Bethany Home Proj	5.00%	11/15/42	1,643,662
1,000,000	CA St Muni Fin Auth Rev CA Baptist Univ, Ser A (b)	5.00%	11/01/36	1,018,017
200,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	205,621
250,000	CA St Muni Fin Auth Rev Ref Emerson Clg, Ser B	5.00%	01/01/33	259,086
1,080,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/34	1,087,143
500,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	4.00%	10/01/36	502,619
110,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/26	115,155
435,000	CA St Muni Fin Auth Rev Ref Retmnt Hsg Fdtn Oblig Grp, Ser A	5.00%	11/15/27	464,496
600,000	CA St Muni Fin Auth Rev Ref S Central Los Angeles Regl Ctr Proj	5.00%	12/01/40	671,586
715,000	CA St Muni Fin Auth Rev St Ignatius Clg Prep, Ser A	5.00%	09/01/41	806,575
675,000	CA St Muni Fin Auth Rev St Ignatius Clg Prep, Ser A	5.00%	09/01/44	749,677
435,000	CA St Muni Fin Auth Sch Fac Rev St Mary’s Sch Aliso Viejo, Ser A (b)	5.75%	05/01/54	452,448
1,040,000	CA St Muni Fin Auth Sch Fac Rev Temps St Mary’s Sch Aliso Viejo, Ser B	4.65%	05/01/30	1,060,430
1,500,000	CA St Muni Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Inc Proj Remk, Ser A, AMT (Mandatory put 10/01/24) (a)	4.00%	07/01/41	1,501,203
1,550,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,550,666
600,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.50%	09/01/43	644,312
550,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	595,225
550,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/27	573,060
350,000	CA St Muni Fin Auth Stdt Hsg Rev Chf Davis I LLC W Vlg Stdt Hsg Proj	5.00%	05/15/40	364,742
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser A3, AMT	4.30%	07/01/40	1,000,324
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser B-1, AMT	3.00%	11/01/25	988,247
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Ref Rep Svcs Remk, Ser B (Mandatory Put 05/01/24) (b)	3.70%	08/01/24	1,000,000
2,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Wst Mgmt Proj Remk, Ser A, AMT (Mandatory put 07/02/29)	4.25%	07/01/31	2,005,666
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (b)	5.00%	07/01/37	$1,505,240
1,500,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Poseidon Res LP Desalination Proj, AMT (b)	5.00%	07/01/36	1,666,165
5,000	CA St Prerefunded Various Purp (Pre-refunded maturity (04/01/26)	5.00%	10/01/35	5,178
15,000	CA St Pub Wks Brd Lease Rev Judicial Council CA, Ser B	5.00%	06/01/34	15,201
310,000	CA St Pub Wks Brd Lease Rev Various Corrnl Facs, Ser C	5.00%	11/01/26	324,911
75,000	CA St Ref	4.00%	08/01/34	75,627
1,000,000	CA St Ref	5.00%	11/01/39	1,068,535
1,000,000	CA St Ref	4.00%	09/01/43	1,033,800
700,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (b)	5.00%	10/01/32	735,186
600,000	CA St Sch Fin Auth Chrt Sch Rev Sustainable Bonds Ref Camino Nuevo Chrt Acdmy, Ser A (b)	5.00%	06/01/43	605,145
650,000	CA St Sch Fin Auth Eductnl Facs Rev Ref New Designs Chrt Sch, Ser A (b)	5.00%	06/01/54	658,211
1,000,000	CA St Stwd Cmntys Dev Auth Rev Var Rady Childrens Hosp Remk, Ser B (a)	3.82%	08/15/47	1,000,000
500,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/41	485,949
1,000,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 2	5.00%	09/01/44	1,039,592
200,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/30	205,019
280,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC	5.00%	05/15/35	285,876
2,000,000	CA St Stwd Cmntys Dev Auth Stdt Hsg Rev Ref Chf Irvine LLC Phase I Refunding & Phase IV, Ser B, BAM	4.00%	05/15/38	2,032,368
500,000	CA St Univ Rev, Ser A	5.25%	11/01/48	571,063
95,000	CA St Unrefunded Various Purp	5.00%	10/01/35	97,732
705,000	CA Stwd Cmntys Dev Auth Rev Kaiser Permanente Remk, Ser 2004-J (Mandatory put 11/01/29)	5.00%	04/01/36	772,920
250,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/30	255,334
300,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (b)	5.00%	12/01/33	313,150
250,000	CA Stwd Cmntys Dev Auth Rev Ref CA Baptist Univ, Ser A (b)	5.00%	11/01/32	257,606
245,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/27	253,283
100,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/30	103,484
175,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	5.00%	04/01/31	181,060
50,000	CA Stwd Cmntys Dev Auth Rev Ref Front Porch Cmntys & Svcs, Ser A	4.00%	04/01/32	50,445
50,000	CA Stwd Cmntys Dev Auth Rev Ref Insd Enloe Med Ctr (Pre- refunded maturity 02/15/26)	5.00%	08/15/33	51,641
385,000	CA Stwd Cmntys Dev Auth Rev Var Adventist Hlth Sys W Remk, Ser 2007-A (Mandatory put 03/01/27)	5.00%	03/01/37	397,067
450,000	Chino CA Cmnty Facs Dist Spl Tax #2003-3 Impt Area #7	5.00%	09/01/31	470,620
1,500,000	Chino Vly CA Unif Sch Dist Cibs Election of 2016, Ser D	5.00%	08/01/49	1,668,361
815,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/41	923,550
500,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/42	564,329
500,000	Clovis CA Unif Sch Dist, COPS	5.00%	06/01/43	561,799
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$250,000	Compton CA Unif Sch Dist Los Angeles Co Schs Fing Prog, Ser A, BAM, COPS	4.00%	06/01/35	$253,963
210,000	Cotati-Rohnert Park CA Unif Sch Dist 2016 Election, Ser C, AGM	5.00%	08/01/32	218,798
2,000,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (b)	4.00%	07/01/56	1,628,058
150,000	Dinuba CA Jt Unif Sch Dist, AGM, COPS	4.00%	02/01/35	152,000
920,000	E Bay CA Muni Util Dist Wtr Sys Rev Sustainable Bond, Ser A	5.00%	06/01/38	1,009,510
795,000	El Dorado CA Irr Dist Rev Ref, Ser C	4.00%	03/01/34	804,032
1,450,000	Elk Grove CA Fin Auth Spl Tax Rev Laguna Ridge CFD #2005-1	4.00%	09/01/50	1,271,292
1,455,000	Elk Grove CA Fin Auth Spl Tax Rev Ref, BAM	5.00%	09/01/32	1,480,390
1,000,000	Elk Grove CA Unif Sch Dist Election of 2016	4.00%	08/01/40	1,025,072
3,075,000	Estrn CA Muni Wtr Dist Wtr & Wstwtr Rev Var Ref, Ser A (a)	3.80%	07/01/46	3,075,000
350,000	Folsom Ranch CA Fing Auth Spl Tax Rev Cmnty Facs Dist No 19 Mangini	5.00%	09/01/32	363,644
155,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/29	161,596
500,000	Fontana CA Spl Tax Cmnty Facs Dist #80 Bella Strada	5.00%	09/01/46	509,245
600,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/39	644,787
300,000	Fontana CA Spl Tax Cmnty Facs Dt #111	5.00%	09/01/48	312,481
165,000	Fontana CA Unif Sch Dist Unrefunded, AGM	(e)	02/01/33	122,557
140,000	Fresno CA Jt Pwrs Fing Auth Lease Rev Ref Master Lease Proj, Ser A, AGM	5.00%	04/01/32	146,501
1,000,000	Garden Grove CA Pub Fing Auth Lease Rev, Ser A, BAM	5.00%	04/01/43	1,133,487
1,000,000	Garden Grove CA Pub Fing Auth Lease Rev, Ser A, BAM	5.00%	04/01/49	1,109,927
1,000,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Bonds, Ser A-1	5.00%	06/01/51	1,040,762
750,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref, Ser A-1 (Pre-refunded maturity (06/01/28)	5.00%	06/01/34	809,042
500,000	Huntington Beach CA Union High Sch Dist Ref, BAM, COPS	4.00%	09/01/24	500,438
1,000,000	Imperial CA Cmnty Clg Dist Election of 2022, Ser A, AGM	5.25%	08/01/53	1,119,675
575,000	Indio CA Elec Fing Auth Elec Rev	5.25%	01/01/41	653,089
3,000,000	Irvine CA Facs Fing Auth Lease Rev Gateway Preserve Land Acq Proj, Ser A	5.25%	05/01/48	3,070,058
500,000	Irvine CA Spl Tax Great Park Impt Area No 10, BAM	5.00%	09/01/43	559,568
3,000,000	Irvine CA Spl Tax Great Park Impt Area No 10, BAM	5.25%	09/01/53	3,339,673
775,000	Irvine CA Spl Tax Ref Cmnty Facs Dist #2013-3 Great Park Impt Area#1, BAM	5.00%	09/01/44	878,333
1,350,000	Irvine CA Spl Tax Ref Cmnty Facs Dist #2013-3 Great Park Impt Area#1, BAM	5.00%	09/01/48	1,510,757
690,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser A	5.00%	09/01/42	709,245
150,000	Irvine CA Unif Sch Dist Spl Tax Cmnty Facs Dist #09-1, Ser C	5.00%	09/01/31	156,752
1,000,000	Kern CA Cmnty Clg Dist, Ser D	5.25%	08/01/39	1,169,083
485,000	King City CA Union Sch Dist Cap Apprec Election 1998-C, Ser C, AMBAC	(e)	08/01/29	408,968
245,000	Lake Elsinore CA Unif Sch Dist Cmnty Facs Dist Cmnty Facs Dt No 2017-2	5.00%	09/01/39	261,789
900,000	Lake Elsinore CA Unif Sch Dist Cmnty Facs Dist Cmnty Facs Dt No 2017-2	5.00%	09/01/44	940,276
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/33	25,189
25,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/34	25,180
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$200,000	Lammersville CA Jt Unif Sch Dist Spl Tax Cmnty Facs Dist #2014-1 Mountain House Sch Facs	4.00%	09/01/40	$194,850
225,000	Long Beach CA Arpt Rev Ref, Ser A, AGM	5.00%	06/01/30	252,911
1,910,000	Long Beach CA Arpt Rev, Ser C, AGM, AMT	5.25%	06/01/47	2,054,961
1,000,000	Long Beach CA Unif Sch Dist Ref	4.00%	08/01/31	1,017,030
50,000	Los Angeles CA Dept of Arpts Arpt Rev Prerefunded Subord Ref, Ser D, AMT (Pre-refunded maturity 11/15/31)	5.00%	05/15/33	55,465
605,000	Los Angeles CA Dept of Arpts Arpt Rev Ref Sub Priv Activity, Ser A, AMT	5.00%	05/15/35	653,866
1,500,000	Los Angeles CA Dept of Arpts Arpt Rev Sr, Ser C, AMT	5.00%	05/15/45	1,577,380
875,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Los Angeles Intl Arpt, Ser F, AMT	5.00%	05/15/37	919,660
500,000	Los Angeles CA Dept of Arpts Arpt Rev Sustainable Bond Ref Subord Priv Activity, Ser A, AMT	5.25%	05/15/42	552,224
1,100,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/31	1,197,843
690,000	Los Angeles CA Dept of Arpts Arpt Rev Unrefunded Subord Ref, Ser D, AMT	5.00%	05/15/36	748,679
10,000	Los Angeles CA Dept of Arpts, Ser E	5.00%	05/15/28	10,157
1,000,000	Los Angeles CA Dept of Wtr & Pwr Wtrwks Rev, Ser A	5.00%	07/01/48	1,042,569
1,500,000	Los Angeles CA Trans	5.00%	06/26/25	1,528,251
500,000	Los Angeles CA Unif Sch Dist Ref, Ser A	5.00%	07/01/25	509,873
650,000	Los Angeles Cnty CA Dev Auth Mf Hsg Rev Var W LA VA Bldg 156 & 157 Apts, Ser C (Mandatory put 12/01/26)	3.75%	12/01/46	652,791
410,000	Los Osos CA Cmnty Svcs Wstwtr Assmnt Dist #1 Ref Reassmnt	3.13%	09/02/32	394,826
1,000,000	Madera CA Unif Sch Dist Ref 2018 Sch Fac Proj, AGM, COPS	5.00%	09/01/43	1,113,824
450,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/41	508,427
940,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/43	1,048,957
500,000	Mammoth Lakes CA, BAM, COPS	5.00%	06/01/44	555,911
100,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/27	104,712
250,000	Marina CA Redev Agy Successor Agy Tax Allocation Hsg, Ser B	5.00%	09/01/33	260,596
600,000	Menifee CA Spl Tax, Ser A	5.00%	09/01/43	628,989
700,000	Menifee CA Spl Tax, Ser A	5.00%	09/01/48	726,778
245,000	Menifee CA Union Sch Dist Spl Tax Cmnty Facs Dist #2011-1	5.00%	09/01/34	257,596
1,500,000	Menifee CA Union Sch Dist, Ser C, AGM	3.00%	08/01/40	1,308,764
1,500,000	Met Wtr Dist of Sthrn CA Wtrwks Rev Unrefunded Var Authorization, Ser A (a)	3.80%	07/01/47	1,500,000
1,000,000	Met Wtr Dist of Sthrn CA Wtrwks Rev Var Subord, Ser B-2 (Mandatory put 07/01/29)	5.00%	07/01/37	1,080,126
1,000,000	Met Wtr Dist of Sthrn CA Wtrwks Rev, Ser A	5.00%	04/01/48	1,118,220
530,000	Modesto CA Elem Sch Dist Stanislaus Cnty Election of 2018 Measure D, Ser C	5.00%	08/01/41	595,547
200,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (b)	5.00%	10/01/42	201,932
1,115,000	Natomas CA Unif Sch Dist, AGM	3.00%	08/01/36	1,012,050
250,000	Norco CA Spl Tax Ref Norco Ridge Ranch, BAM	5.00%	09/01/32	265,054
1,000,000	Oceanside CA Unif Sch Dist Unrefunded 2022 Cap Apprec, Ser A, AGC	(e)	08/01/24	1,000,000
100,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/34	99,380
65,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/35	64,273
275,000	Ontario CA Cmnty Facs Dist #40 Spl Tax Emeral Park Fac	4.00%	09/01/39	261,245
500,000	Ontario CA Spl TX Countryside Phase 2 S Facs	5.00%	09/01/39	539,467
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$500,000	Ontario CA Spl TX Countryside Phase 2 S Facs	5.00%	09/01/44	$526,425
1,150,000	Ontario Pub Fing Auth Lease Rev Civic Ctr Impts, Ser A, AGM	5.00%	11/01/52	1,245,929
805,000	Orange Cnty CA Santn Dist Wstwtr Rev Ref, Ser A	5.00%	02/01/31	805,168
610,000	Orange Ctr CA Sch Dist Election of 2022, Ser A, AGM	5.25%	08/01/48	651,455
1,000,000	Oxnard CA Sch Dist Election of 2022, Ser A, BAM	5.00%	08/01/42	1,122,516
650,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/51	559,650
925,000	Pittsburg CA Unif Sch Dist Ref	3.00%	08/01/40	776,942
210,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/33	221,042
220,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax No 2018-1 Grantline 208	5.00%	09/01/34	231,539
1,500,000	Rialto CA Pub Fing Auth Lease Rev Police Station Proj, Ser A	5.25%	06/01/53	1,628,516
525,000	Ripon CA Redev Agy Successor Agy Tax Allocation Ref, BAM	4.00%	11/01/31	546,293
2,420,000	River Islands CA Pub Fing Auth Spl Tax Auth Cmnty Facs Dist#2016-1 2023 Spl TX Bonds, AGM	4.50%	09/01/53	2,453,066
500,000	River Islands CA Pub Fing Auth Spl Tax Cmnty Facs Dist #2019-1 Phase 2 Pub Impts	5.00%	09/01/40	507,779
1,000,000	Riverside CA Elec Rev Ref, Ser A	5.00%	10/01/49	1,120,055
575,000	Riverside CA Unif Sch Dist Election of 2016, Ser B	3.00%	08/01/38	509,344
185,000	Riverside CA Unif Sch Dist Fing Auth Spl Tax Ref, BAM	5.00%	09/01/34	187,371
375,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/39	400,697
690,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/44	720,878
1,050,000	Riverside CA Unif Sch Dist Impt Area No 1	5.00%	09/01/49	1,085,569
750,000	Riverside CA Wtr Rev, Ser A	5.00%	10/01/47	829,598
685,000	Riverside Cnty CA Pub Fing Auth Proj Area 1, Ser A, AGM	5.00%	10/01/24	687,111
650,000	Riverside Cnty CA Pub Fing Auth Ref Redev Proj Area #1 Desert Cmntys Redev Proj Area, Ser A, AGM (f)	5.00%	10/01/36	759,607
650,000	Riverside Cnty CA Pub Fing Auth Ref Redev Proj Area #1 Desert Cmntys Redev Proj Area, Ser A, AGM (f)	5.00%	10/01/37	756,488
2,040,000	Riverside Cnty CA Transprtn Commn Ref, Ser A	3.00%	06/01/25	2,034,532
1,000,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien Rctc 91 Express Lanes, Ser B-1	4.00%	06/01/38	1,014,870
1,000,000	Riverside Cnty CA Transprtn Commn Toll Rev Ref Sr Lien Rctc 91 Express Lanes, Ser B-1	4.00%	06/01/41	1,001,588
400,000	Romoland CA Sch Dist Spl Tax Underwood Impt Area No. 2 Special Tax Bonds	5.00%	09/01/43	419,326
185,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/32	194,261
160,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	5.00%	09/01/33	167,850
170,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/34	170,265
150,000	Roseville CA Spl Tax Fiddyment Ranch Cmnty Facs	4.00%	09/01/35	149,778
750,000	Sacramento CA Muni Util Dist Elec Rev Sustainable Bond, Ser M	5.00%	11/15/49	843,173
200,000	Sacramento CA Spl Tax Natomas Meadows Cmnty Facs Dist #2007-01 (b)	5.00%	09/01/32	206,190
500,000	Sacramento CA Transient Occupancy Tax Rev Sub Convention Ctr Complex, Ser C	5.00%	06/01/32	533,048
1,000,000	Sacramento Cnty CA Arpt Sys Rev Ref, Ser C, AMT	5.00%	07/01/37	1,040,158
600,000	San Diego CA Pub Facs Fing Auth Lease Rev Capital Impt Projs, Ser A	5.00%	10/15/40	685,291
1,565,000	San Diego CA Pub Facs Fing Auth Lease Rev Ref Capital Impt Projs, Ser A	5.00%	10/15/49	1,744,970
1,000,000	San Diego CA Pub Facs Fing Auth Swr Rev Subord, Ser A	5.00%	05/15/47	1,101,785
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$1,075,000	San Diego CA Pub Facs Fing Auth Wtr Rev, Ser A	5.00%	08/01/41	$1,108,341
1,300,000	San Diego CA Unif Sch Dist Ref, Ser R-2, CONV CABS	(e)	07/01/41	1,289,548
1,500,000	San Diego CA Unif Sch Dist Sustainable Bond, Ser F2	5.00%	07/01/42	1,683,880
510,000	San Diego Cnty CA Ltd Rev Obligs Ref Sanford Burnham Prebys Med Discovery Institute, Ser A	5.00%	11/01/28	524,102
1,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Sr Priv Activity, Ser B, AMT	5.25%	07/01/35	1,119,289
130,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord Ref, Ser A	5.00%	07/01/39	141,250
1,550,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord Rev, Ser B, AMT	5.00%	07/01/42	1,582,891
1,000,000	San Diego Cnty CA Regl Arpt Auth Arpt Rev Subord, Ser B, AMT	5.00%	07/01/34	1,082,311
85,000	San Diego Cnty CA Spl Tax Harmony Grove Vlg Impt Area No 2, Ser A	4.00%	09/01/33	84,748
900,000	San Diego Cnty CA Wtr Auth Ref Sustainable Bond, Ser A	5.00%	05/01/25	915,162
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref Second Ser, Ser 2020A, AMT	5.00%	05/01/37	149,030
2,570,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	2,777,086
3,040,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser E, AMT	5.00%	05/01/50	3,112,454
500,000	San Francisco CA City & Cnty Dev Spl Tax Dist No 2020-1 Mission Rock Facs & Svcs, Ser A (b)	4.00%	09/01/46	437,753
1,000,000	San Francisco CA City & Cnty Pub Utils Commn Wtr Rev Reg & Loc Wtr Subord, Ser A	5.25%	11/01/48	1,136,184
1,250,000	San Francisco City & Cnty CA Redev Agy Successor Agy Cmnty Ref Cmnty Facs Dt#6 Mission Bay S Pub Impts, AGM	5.25%	08/01/40	1,436,095
100,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Ref Mission Bay N Redev Proj, Ser A	5.00%	08/01/35	103,591
1,350,000	San Francisco City & Cnty CA Redev Agy Successor Agy Tax Transbay Infra Projs Third Lien, Ser B, AGM	5.00%	08/01/48	1,481,956
935,000	San Francisco City & Cnty CA, Ser B	2.00%	06/15/29	854,765
175,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Cap Apprec Ref, Ser A, NATL-RE	(e)	01/15/29	150,075
120,000	San Joaquin Hills CA Transprtn Corridor Agy Toll Road Rev Ref Sr Lien Toll Road, Ser A	4.00%	01/15/37	124,722
1,145,000	San Jose CA Arpt Rev Ref, Ser A, AMT, BAM	4.00%	03/01/34	1,160,126
1,000,000	San Luis Coastal CA Unif Sch Dist Election of 2022, Ser A	5.00%	08/01/41	1,133,469
1,000,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/40	1,152,640
1,000,000	San Luis Obispo Pub Fing Auth Lease Rev Ref Cultural Arts Dist Parking Proj	5.00%	12/01/48	1,114,114
2,000,000	San Mateo Cnty CA Transprtn Auth Sales Tax Rev Var Subord, Ser B (a)	3.80%	06/01/49	2,000,000
500,000	Santa Ana CA Pub Fing Auth Wtr Rev Ref	5.00%	09/01/41	578,781
1,000,000	Santa Ana CA Pub Fing Auth Wtr Rev Ref	5.00%	09/01/42	1,152,399
1,590,000	Santa Clara CA Wstwtr Rev Sustainable Bonds, COPS	4.25%	02/01/41	1,681,472
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/40	568,273
500,000	Santa Clara Vly CA Wtr Dist Safe Clean Wtr Rev Sustainable Bond, Ser A	5.00%	08/01/41	564,468
800,000	Santa Clarita CA Cmnty Facs Dist Vista Canyon #2016-1 (b)	4.00%	09/01/35	775,122
1,100,000	Santa Margarita CA Wtr Dist Spl Tax Ref, Ser A, BAM	5.00%	09/01/43	1,190,901
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$335,000	Sch Proj for Util Rate Reduction CA Natural Gas Purchase Prog, RANS	5.00%	08/01/24	$335,000
150,000	Temecula Vly CA Unif Sch Dist Cmnty Facs Dist #2014-1	5.00%	09/01/32	156,109
400,000	Temecula Vly Unif Sch Dist Fing Auth CA Spl Tax Rev, BAM	5.00%	09/01/34	403,549
500,000	Temescal Vly CA Wtr Dist Spl Tax Terramor Cmnty Facs Dist #4 Impt Area #1	5.00%	09/01/31	521,144
1,000,000	Tobacco Securitization Auth Sthrn CA Tobacco Stlmt Rev Ref San Diego Co Asset Securitization Corp, Class 1, Ser A	5.00%	06/01/48	1,029,615
250,000	Tracy CA Cmnty Facs Dist	5.00%	09/01/33	260,050
850,000	Tustin CA Cmnty Fac Dist Spl Tax Ref #06-1 Legacy Columbus Vlgs, Ser A	5.00%	09/01/35	863,900
2,000,000	Univ of CA CA Revs Ref, Ser BN	5.00%	05/15/42	2,267,612
500,000	Univ of CA CA Revs Ref, Ser BS	5.00%	05/15/43	570,590
1,950,000	Univ of CA CA Rgts Med Ctr Pooled Rev Ref, Ser 0-1 (a)	3.85%	05/15/45	1,950,000
1,000,000	Univ of CA CA Rgts Med Ctr Pooled Rev Var Remk, Ser K (a)	3.85%	05/15/47	1,000,000
330,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/38	350,736
500,000	Val Verde CA Unif Sch Dist Spl Tax Cmty Facs Dist No 2018-2 (Stratford Ranch)	5.00%	09/01/43	521,935
1,295,000	Western Placer Wst Mgmt Auth CA Solid Wst Rev Landfill Impt Proj, Ser B	5.00%	06/01/42	1,352,686
				240,126,142
	Florida — 0.1%
245,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	246,963
	Guam — 0.3%
100,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/32	101,311
210,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/41	229,178
325,000	Guam Pwr Auth Rev Ref, Ser A	5.00%	10/01/42	353,107
				683,596
	Louisiana — 0.3%
750,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk, Ser 2008 (Mandatory put 06/01/30) (b)	6.10%	06/01/38	833,234
	Puerto Rico — 2.6%
1,100,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	1,105,715
1,960,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/41	1,844,744
1,000,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.75%	01/01/45	1,185,395
1,541,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured Converted, Ser A-2	4.33%	07/01/40	1,532,709
839,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	834,486
				6,503,049
	Texas — 0.1%
370,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	377,471
See Notes to Financial Statements

First Trust California Municipal High Income ETF (FCAL)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah — 0.6%
$1,000,000	Black Desert Pub Infra Dist UT Spl Assmnt Black Desert Assmnt Area #1 (b)	5.63%	12/01/53	$1,033,930
500,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	419,798
				1,453,728

	Total Investments — 98.7%			250,224,183
	(Cost $248,061,319)
	Net Other Assets and Liabilities — 1.3%			3,294,395
	Net Assets — 100.0%			$253,518,578

(a)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2024, securities noted as such amounted to $21,965,002 or 8.7% of net assets.

(c)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(d)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(e)	Zero coupon security.
(f)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2024. Interest will begin accruing on the security’s first settlement date.

Abbreviations throughout the Portfolio of Investments:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
CONV CABS	– Convertible Capital Appreciation Bonds
COPS	– Certificates of Participation
NATL-RE	– National Public Finance Guarantee Corp.
RANS	– Revenue Anticipation Notes

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$250,224,183	$—	$250,224,183	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments
July 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 97.5%
	Florida — 1.4%
$250,000	Ridge at Apopka CDD FL Spl Assmnt, Ser 22	5.38%	05/01/42	$256,265
	Guam — 1.8%
330,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	340,787
	New York — 88.5%
100,000	Build NYC Res Corp NY Rev Sustainable Bond E Harlem Scholars Acdmy Chrt Sch Proj (a)	5.75%	06/01/42	106,714
300,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.00%	07/01/42	313,589
300,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	303,957
250,000	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	264,851
250,000	Dutchess Cnty NY Loc Dev Corp Rev Marist Clg Proj	5.00%	07/01/52	259,149
335,000	Hempstead Town NY Loc Dev Corp Rev Ref Hofstra Univ Proj, Ser A	4.00%	07/01/36	341,094
250,000	Hudson Yards Infra Corp NY 2nd Indenture Rev Ref, Ser A	5.00%	02/15/37	260,210
285,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	271,303
295,000	Livingston Cnty NY Ref	4.00%	05/01/33	315,677
300,000	Long Beach NY, Ser B, BAM	5.25%	07/15/32	336,397
350,000	Long Island NY Pwr Auth Elec Sys Rev Ref, Ser A	5.00%	09/01/35	389,549
255,000	Met Transprtn Auth NY Dedicated Tax Fund Sustainable Bond, Subser B-1	5.00%	11/15/36	263,732
300,000	Met Transprtn Auth NY Rev Sustainable Bond Ref, Ser A	5.50%	11/15/47	338,006
300,000	Monroe Cnty NY Indl Dev Agy Mf Hsg Rev Var Andrews Terrace Cmnty Partners LP Proj B-1 (Mandatory put 07/01/27)	5.00%	07/01/28	313,021
250,000	Monroe Cnty NY Indl Dev Corp Rev Ref St John Fisher Univ Proj	5.00%	06/01/44	268,688
250,000	Monroe Cnty NY Indl Dev Corp Rev Univ of Rochester Proj, Ser A	5.00%	07/01/53	272,184
300,000	N Babylon NY Union Free Sch Dist	3.00%	07/01/35	276,292
300,000	Nassau Cnty NY Indl Dev Agy Var Ref & Impt Cold Spring Rmkt (b)	4.05%	01/01/34	300,000
250,000	Nassau Cnty NY Loc Econ Asst Corp Edl Rev Roosevelt Children Acdmy Chrt Sch Proj, Ser A	5.00%	07/01/43	259,648
305,000	Nassau Cnty NY, Ser A, AGM	5.00%	04/01/29	335,204
250,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Bond, Ser A-1	3.95%	05/01/35	251,421
300,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	298,889
250,000	New York City NY Indl Dev Agy Rev Ref Queens Baseball Stadium Proj, Ser A, AGM	3.00%	01/01/37	226,838
250,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Adj 2nd Gen Resolution, Ser BB-1B (b)	4.05%	06/15/49	250,000
265,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd General Resolution, Ser AA	4.00%	06/15/40	265,262
250,000	New York City NY Transitional Fin Auth Rev Subord, Ser B-1	4.00%	08/01/39	253,208
250,000	New York NY Adjustable Fiscal 2015, Subser F-6 (b)	4.05%	06/01/44	250,000
250,000	New York NY Fiscal 2021, Ser C	4.00%	08/01/41	250,231
250,000	NY St Dorm Auth Revs Non St Supported Debt Memorial Sloan Kettering Cancer Ctr, Ser 1	5.00%	07/01/39	269,226
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	321,390
250,000	NY St Dorm Auth Revs Non St Supported Debt Pace Univ, Ser A	5.25%	05/01/43	272,901
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$250,000	NY St Dorm Auth Revs Non St Supported Debt Pratt Institute Ref	5.00%	07/01/39	$254,453
280,000	NY St Dorm Auth Revs Non St Supported Debt Ref New Sch, Ser A	5.00%	07/01/31	307,835
355,000	NY St Dorm Auth Revs Non St Supported Debt Ref Northwell Hlth Oblig Grp, Ser A	5.00%	05/01/38	391,054
250,000	NY St Dorm Auth Revs Non St Supported Debt Sch Dists Rev Bond Financing Prog, Ser A, BAM	5.00%	10/01/29	275,125
285,000	NY St Dorm Auth Revs Non St Supported Debt, Ser A	5.00%	07/01/40	302,712
275,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A-Grp 3	3.00%	03/15/38	249,122
250,000	NY St Energy Rsrch & Dev Auth Poll Cntrl Rev Ref NY Elec & Gas Remk, Ser C	4.00%	04/01/34	251,647
250,000	NY St Envrnmntl Facs Corp Sol Wst Disp Rev Var Draw Down Casella Wst Sys Inc Proj, Ser R-2, AMT (Mandatory put 09/03/30) (a)	5.13%	09/01/50	259,620
255,000	NY St Hsg Fin Agy Affordable Hsg, Ser B	3.20%	11/01/36	228,088
250,000	NY St Thruway Auth Gen Rev Jr Indebtedness Obl Subord, Ser B	4.00%	01/01/45	244,945
250,000	NY St Thruway Auth Ref, Ser P	5.00%	01/01/49	273,469
360,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.00%	10/01/30	358,040
250,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	250,055
435,000	NY St Transprtn Dev Corp Spl Fac Rev Terminal 4 JFK Intl Arpt Proj, AMT	5.00%	12/01/30	465,594
315,000	NY St Urban Dev Corp Rev Personal Income Tax, Ser A	5.00%	03/15/35	349,417
75,000	Onondaga Cnty NY	3.00%	04/15/36	67,633
250,000	Onondaga NY Civic Dev Corp Ref Crouse Hlth Hosp Inc Proj, Ser A	5.13%	08/01/44	254,077
250,000	Oyster Bay NY, Ser A, AGM	2.00%	03/01/35	194,842
250,000	Port Auth of NY & NJ NY Ref Two Hundred, Ninth Ser	5.00%	07/15/32	268,138
290,000	Southampton Vlg NY Ambulance Bldg	2.13%	03/01/29	263,595
500,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	525,216
250,000	Syracuse Regl Arpt Auth NY Sr Arpt Rev Ref, AMT	4.00%	07/01/36	245,642
250,000	Triborough NY Bridge & Tunnel Auth Revs, Ser A	5.00%	11/15/42	276,428
285,000	Triborough NY Bridge & Tunnel Auth Revs, Ser A	5.00%	11/15/47	308,764
250,000	Util Debt Securitization Auth NY Ref TE, Ser 1	5.00%	12/15/41	288,226
250,000	Westchester Cnty NY Loc Dev Corp Rev Westchester Med Ctr Oblig Grp Proj, AGM	5.75%	11/01/49	279,630
250,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	255,122
250,000	Yonkers NY, Ser F, BAM	5.00%	11/15/41	277,098
				16,664,218
	Puerto Rico — 5.8%
400,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	402,078
See Notes to Financial Statements

First Trust New York Municipal High Income ETF (FMNY)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico (Continued)
$250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	$294,456
400,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	397,848
				1,094,382

	Total Investments — 97.5%			18,355,652
	(Cost $17,996,158)
	Net Other Assets and Liabilities — 2.5%			471,659
	Net Assets — 100.0%			$18,827,311

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2024, securities noted as such amounted to $366,334 or 1.9% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$18,355,652	$—	$18,355,652	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2024

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
ASSETS:
Investments, at value	$250,224,183	$18,355,652
Cash	—	329,035
Due from broker	2,072	—
Receivables:
Capital shares sold	7,452,493	—
Interest	2,652,106	152,975
Total Assets	260,330,854	18,837,662

LIABILITIES:
Due to custodian	2,793,176	—
Payables:
Investment securities purchased	3,884,134	—
Investment advisory fees	134,966	10,351
Total Liabilities	6,812,276	10,351
NET ASSETS	$253,518,578	$18,827,311

NET ASSETS consist of:
Paid-in capital	$261,595,894	$20,010,664
Par value	51,000	7,000
Accumulated distributable earnings (loss)	(8,128,316)	(1,190,353)
NET ASSETS	$253,518,578	$18,827,311
NET ASSET VALUE, per share	$49.71	$26.90
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	5,100,002	700,002
Investments, at cost	$248,061,319	$17,996,158
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2024

	First Trust California Municipal High Income ETF (FCAL)	First Trust New York Municipal High Income ETF (FMNY)
INVESTMENT INCOME:
Interest	$7,092,421	$662,505
Total investment income	7,092,421	662,505

EXPENSES:
Investment advisory fees	1,252,427	105,205
Total expenses	1,252,427	105,205
Less fees waived by the investment advisor	—	(18,053)
Net expenses	1,252,427	87,152
NET INVESTMENT INCOME (LOSS)	5,839,994	575,353

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(1,068,275)	(81,986)
Futures contracts	22,005	7,441
Net realized gain (loss)	(1,046,270)	(74,545)
Net change in unrealized appreciation (depreciation) on:
Investments	3,504,189	288,400
Futures contracts	(39,993)	812
Net change in unrealized appreciation (depreciation)	3,464,196	289,212
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,417,926	214,667
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,257,920	$790,020
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust California Municipal High Income ETF (FCAL)		First Trust New York Municipal High Income ETF (FMNY)
	Year Ended 7/31/2024	Year Ended 7/31/2023	Year Ended 7/31/2024	Year Ended 7/31/2023
OPERATIONS:
Net investment income (loss)	$5,839,994	$3,225,087	$575,353	$401,597
Net realized gain (loss)	(1,046,270)	(5,582,737)	(74,545)	(272,871)
Net change in unrealized appreciation (depreciation)	3,464,196	2,604,413	289,212	83,519
Net increase (decrease) in net assets resulting from operations	8,257,920	246,763	790,020	212,245

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(5,695,478)	(3,179,922)	(576,001)	(388,501)
Return of capital	—	(39,081)	—	—
Total distributions to shareholders	(5,695,478)	(3,219,003)	(576,001)	(388,501)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	109,180,702	53,936,928	5,330,174	5,282,016
Cost of shares redeemed	(7,442,694)	(23,524,755)	—	(2,670,964)
Net increase (decrease) in net assets resulting from shareholder transactions	101,738,008	30,412,173	5,330,174	2,611,052
Total increase (decrease) in net assets	104,300,450	27,439,933	5,544,193	2,434,796

NET ASSETS:
Beginning of period	149,218,128	121,778,195	13,283,118	10,848,322
End of period	$253,518,578	$149,218,128	$18,827,311	$13,283,118

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,050,002	2,450,002	500,002	400,002
Shares sold	2,200,000	1,100,000	200,000	200,000
Shares redeemed	(150,000)	(500,000)	—	(100,000)
Shares outstanding, end of period	5,100,002	3,050,002	700,002	500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust California Municipal High Income ETF (FCAL)

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$48.92	$49.71	$55.37	$53.16	$52.70
Income from investment operations:
Net investment income (loss)	1.48 (a)	1.32 (a)	1.08	1.16	1.17
Net realized and unrealized gain (loss)	0.74	(0.81)	(5.65)	2.19 (b)	0.51
Total from investment operations	2.22	0.51	(4.57)	3.35	1.68
Distributions paid to shareholders from:
Net investment income	(1.43)	(1.29)	(1.08)	(1.14)	(1.17)
Return of capital	—	(0.01)	(0.01)	—	(0.05)
Total distributions	(1.43)	(1.30)	(1.09)	(1.14)	(1.22)
Net asset value, end of period	$49.71	$48.92	$49.71	$55.37	$53.16
Total return (c)	4.62%	1.08%	(8.33)%	6.37% (b)	3.23%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$253,519	$149,218	$121,778	$105,199	$87,706
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net expenses to average net assets	0.65%	0.60%	0.50%	0.50%	0.50%
Ratio of net investment income (loss) to average net assets	3.03%	2.71%	2.09%	2.16%	2.28%
Portfolio turnover rate (d)	41%	54%	30%	25%	81%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $219, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust New York Municipal High Income ETF (FMNY)

	Year Ended July 31,			Period Ended 7/31/2021 (a)
	2024	2023	2022
Net asset value, beginning of period	$26.57	$27.12	$30.51	$30.00
Income from investment operations:
Net investment income (loss)	0.94 (b)	0.86 (b)	0.68	0.09
Net realized and unrealized gain (loss)	0.32	(0.59)	(3.61)	0.48
Total from investment operations	1.26	0.27	(2.93)	0.57
Distributions paid to shareholders from:
Net investment income	(0.93)	(0.82)	(0.46)	(0.04)
Net realized gain	—	—	—	(0.02)
Total distributions	(0.93)	(0.82)	(0.46)	(0.06)
Net asset value, end of period	$26.90	$26.57	$27.12	$30.51
Total return (c)	4.86%	1.06%	(9.66)%	1.90%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$18,827	$13,283	$10,848	$15,256
Ratio of total expenses to average net assets	0.65%	0.65%	0.65%	0.65% (d)
Ratio of net expenses to average net assets	0.54%	0.50%	0.50%	0.50% (d)
Ratio of net investment income (loss) to average net assets	3.55%	3.24%	2.18%	1.41% (d)
Portfolio turnover rate (e)	36%	41%	154%	16%

(a)	Inception date is May 12, 2021, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)	Annualized.
(e)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2024
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below:

First Trust California Municipal High Income ETF – (Nasdaq, Inc. ticker “FCAL”)
First Trust New York Municipal High Income ETF – (NYSE Arca, Inc. ticker “FMNY”)
FCAL is a diversified series of the Trust. FMNY is a non-diversified series of the Trust.
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The primary investment objective of each Fund is to seek to provide current income that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York income taxes. The secondary investment objective of each Fund is long-term capital appreciation. Under normal market conditions, each Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes and, for FCAL, California income taxes and, for FMNY, New York State and New York City income taxes. There can be no assurance that a Fund will achieve its investment objectives. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued or delayed-delivery securities basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery securities. At July 31, 2024, FCAL held $1,516,095 of when-issued or delayed-delivery securities.
C. Futures Contracts
The Funds may purchase or sell (i.e., are long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statements of Operations.
Upon entering into a futures contract, a Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statements of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statements of Assets and Liabilities.
If market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Funds did not hold any futures contracts at July 31, 2024.
D. Restricted Securities
FCAL invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2024, FCAL held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. FCAL does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
FCAL
CA St Muni Fin Auth Chrt Sch Lease Rev Sycamore Acdmy Proj, 5.38%, 07/01/34	06/14/18	$250,000	$100.06	$250,000	$250,150	0.10%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$10,657	$—	$5,684,821	$—
First Trust New York Municipal High Income ETF	177	—	575,824	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust California Municipal High Income ETF	$36,889	$—	$3,143,033	$39,081
First Trust New York Municipal High Income ETF	—	—	388,501	—
As of July 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$191,729	$(10,586,008)	$2,265,963
First Trust New York Municipal High Income ETF	86,696	(1,658,578)	381,529
F. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However,

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. For FCAL, taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. For FMNY, the taxable period ended 2021 and the taxable years ended 2022, 2023, and 2024 remain open to federal and state audit. As of July 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust California Municipal High Income ETF	$10,586,008
First Trust New York Municipal High Income ETF	1,658,578
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust California Municipal High Income ETF	$(4,684)	$4,684	$—
First Trust New York Municipal High Income ETF	(219)	219	—
As of July 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust California Municipal High Income ETF	$247,958,220	$3,908,780	$(1,642,817)	$2,265,963
First Trust New York Municipal High Income ETF	17,974,123	449,685	(68,156)	381,529
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreements between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreements, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Prior to October 16, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule, provided that FMNY was not eligible for any breakpoints until the termination of the Fee Waiver Agreement described below:

Breakpoints
Fund net assets up to and including $2.5 billion	0.65000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.63375%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.61750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.60125%
Fund net assets greater than $10 billion	0.58500%
The Trust’s Board of Trustees and the Advisor entered into a Fee Waiver Agreement for FMNY pursuant to which the Advisor contractually agreed to waive management fees of 0.15% of average daily net assets until May 11, 2024. The Fee Waiver Agreement for FMNY expired on May 12, 2024. First Trust does not have the right to recover the fees waived under the Fee Waiver Agreement. During the fiscal year ended July 31, 2024, the Advisor waived fees of $18,053 for FMNY.
Effective October 16, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to October 16, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust California Municipal High Income ETF	$176,379,321	$75,791,811
First Trust New York Municipal High Income ETF	11,113,728	5,605,894
For the fiscal year ended July 31, 2024, the Funds had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of FCAL, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to February 28, 2024, the Trust, on behalf of FCAL, along with First Trust Exchange-Traded Fund IV and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that FCAL accesses the credit line, there would also be an interest fee charged. FCAL did not have any borrowings outstanding during the fiscal year ended July 31, 2024.
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2024, on each Fund’s derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statements of Operations Location	FCAL	FMNY
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$22,005	$7,441
Net change in unrealized appreciation (depreciation) on futures contracts	(39,993)	812
For FCAL, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2024, which is indicative of the volume of this derivative type, was $4,521,938.
For FMNY, the average notional value of futures contracts outstanding during the fiscal year ended July 31, 2024. which is indicative of the volume of this derivative type, was $266,069.
The Funds do not have the right to offset financial assets and financial liabilities related to futures contracts on the Statements of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2025.
9. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust California Municipal High Income ETF and First Trust New York Municipal High Income ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Included in the Trust	Financial Highlights
First Trust California Municipal High Income ETF (FCAL)	For the years ended July 31, 2024, 2023, 2022, 2021, and 2020
First Trust New York Municipal High Income ETF (FMNY)	For the years ended July 31, 2024, 2023 and 2022, and for the period from May 12, 2021 (commencement of investment operations) through July 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 23, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the “Agreement” and collectively, the “Agreements”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust California Municipal High Income ETF (FCAL)
First Trust New York Municipal High Income ETF (FMNY)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the applicable Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the applicable Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for one or more periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FCAL outperformed its Performance Universe median and benchmark index for the one- and five-year periods ended December 31, 2023 and outperformed its Performance Universe median and underperformed its benchmark index for the three-year period ended December 31, 2023. The Board noted that FMNY outperformed its Performance Universe median and underperformed its benchmark index for the one-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2024, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2024:

	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust California Municipal High Income ETF	99.81%	16.33%
First Trust New York Municipal High Income ETF	99.97%	13.14%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2024

First Trust Exchange-Traded Fund III

First Trust Municipal High Income ETF (FMHI)

First Trust Municipal High Income ETF (FMHI)
Annual Financial Statements and Other Information
July 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Municipal High Income ETF (the “Fund”) will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments
July 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 98.8%
	Alabama — 2.0%
$2,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	$2,009,834
530,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	563,238
1,340,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser F (Mandatory put 12/01/28)	5.50%	11/01/53	1,425,547
1,000,000	Energy SE AL A Cooperative Dist Energy Sply Rev, Ser A-1 (Mandatory put 01/01/31)	5.50%	11/01/53	1,088,362
1,500,000	Homewood AL Eductnl Bldg Auth Rev Stdt Hsg & Parking Proj, Ser C	5.50%	10/01/49	1,597,037
1,500,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.25%	10/01/49	1,621,067
1,000,000	Mobile Cnty AL Indl Dev Auth Sol Wst Disp Rev AM/NS Calvert LLC Proj, Ser A, AMT	5.00%	06/01/54	1,024,767
2,425,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,444,754
1,650,000	Univ of AL at Birmingham Gen Rev Brd of Trustees, Ser B	3.00%	10/01/41	1,406,442
				13,181,048
	Arizona — 4.2%
1,790,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/39	1,814,828
610,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj (a)	5.00%	07/01/49	605,677
500,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (a)	5.00%	07/01/29	509,890
750,000	AZ St Indl Dev Auth Edu Rev Doral Acdmy NV Fire Mesa & Red Rock Cmps Proj, Ser A	5.00%	07/15/39	760,486
400,000	AZ St Indl Dev Auth Edu Rev Lone Mountain Cmps Proj, Ser A (a)	5.00%	12/15/39	403,556
1,000,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (a)	5.75%	07/15/38	1,024,631
300,000	AZ St Indl Dev Auth Edu Rev Ref Basis Sch Projs, Ser D (a)	5.00%	07/01/37	304,210
1,670,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.13%	07/01/37	1,689,509
2,240,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (a)	5.25%	07/01/47	2,249,609
795,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser D (a)	4.00%	07/01/27	792,381
365,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/33	359,860
385,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/34	377,246
950,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/41	852,280
1,500,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (a)	4.00%	07/15/51	1,244,361
1,740,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/41	1,567,613
1,000,000	AZ St Indl Dev Auth Edu Rev Somerset Acdmy of LV Aliante & Skye Canyon Cmps Proj, Ser A (a)	4.00%	12/15/51	823,266
500,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Royal Oaks Inspirata Pointe Proj, Ser A	5.00%	05/15/41	494,923
1,000,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/39	1,034,326
2,035,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Legacy Trad Schs Proj Auth, Ser B (a)	5.00%	07/01/49	2,072,150
515,000	Maricopa Cnty AZ Indl Dev Auth Edu Rev Ref Paradise Schs Projs Paragon Mgmt Inc (a)	4.00%	07/01/26	509,748
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Arizona (Continued)
$3,000,000	Maricopa Cnty Indl Dev Auth Exempt Facs Rev Comml Metals Company Proj, AMT (a)	4.00%	10/15/47	$2,772,968
2,000,000	Phoenix AZ Indl Dev Auth Edu Rev Ref Fac Legacy Trad Schs Projs (a)	5.00%	07/01/45	2,010,021
2,000,000	Phoenix AZ Indl Dev Auth Hotel Rev Sr Falcon Properties LLC Proj, Ser A (a)	4.00%	12/01/51	1,510,200
100,000	Phoenix AZ Indl Dev Auth Stdt Hsg Rev Ref Downtown Phoenix Stdt Hsg LLC AZ St Univ Proj, Ser A	5.00%	07/01/27	103,162
1,000,000	Pima Cnty AZ Indl Dev Auth Sr Living Rev La Posada at Pusch Ridge Proj, Ser A (a)	6.75%	11/15/42	1,092,171
				26,979,072
	Arkansas — 1.0%
3,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond United States Steel Corp Proj, AMT	5.45%	09/01/52	3,103,275
1,000,000	AR Dev Fin Auth Envrnmntl Rev Sustainable Bond US Steel Corp Proj, AMT	5.70%	05/01/53	1,051,875
2,000,000	AR St Dev Fin Auth Indl Dev Rev Sustainable Bonds Hybar Steel Proj, Ser A, AMT (a)	6.88%	07/01/48	2,199,760
				6,354,910
	California — 4.1%
250,000	CA Pub Fin Auth Sr Living Rev Enso Vlg Proj Sustainable Bond, Ser A (a)	5.00%	11/15/51	228,476
250,000	CA Sch Fin Auth Sch Fac Rev Ref Value Schs, Ser A (a)	5.25%	07/01/48	255,038
2,500,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/42	2,596,570
1,050,000	CA St Muni Fin Auth Chrt Sch Rev Palmdale Aerospace Acdmy Proj, Ser A (a)	5.00%	07/01/38	1,071,644
2,000,000	CA St Muni Fin Auth Rev CA Baptist Univ, Ser A (a)	5.00%	11/01/46	2,002,373
205,000	CA St Muni Fin Auth Rev Ref Eisenhower Med Ctr, Ser A	5.00%	07/01/32	210,762
1,250,000	CA St Muni Fin Auth Rev Ref HumanGood Oblig Grp, Ser A	5.00%	10/01/44	1,272,077
2,280,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	2,280,980
1,300,000	CA St Muni Fin Auth Spl Tax Rev Bold Prog, Ser B	5.75%	09/01/53	1,406,896
1,250,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	07/01/37	1,254,367
2,480,000	CA St Poll Control Fing Auth Wtr Furnishing Rev Plant Bonds, AMT (a)	5.00%	11/21/45	2,485,698
550,000	CA Stwd Cmntys Dev Auth Rev Loma Linda Univ Med Ctr, Ser A (a)	5.00%	12/01/33	574,108
1,500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev The Link Glendale Sustainable Bonds, Ser A-2 (a)	4.00%	07/01/56	1,163,254
500,000	CSCDA Cmnty Impt Auth CA Essential Hsg Rev Union S Bay Sustainable Bonds, Ser A-2 (a)	4.00%	07/01/56	407,014
1,000,000	Golden St Tobacco Securitization Corp CA Tobacco Stlmt Ref Tobacco Stlmt Asset Backed Bonds, Ser A-1	5.00%	06/01/51	1,040,762
300,000	Morongo Band of Mission Indians CA Rev Ref, Ser B (a)	5.00%	10/01/42	302,898
450,000	Palm Desert CA Spl Tax Ref Univ Park	4.00%	09/01/41	416,142
850,000	Roseville CA Spl Tax The Ranch at Sierra Vista Cmnty Facs Dt No. 1	5.00%	09/01/48	882,517
1,100,000	Roseville CA Spl Tax The Ranch at Sierra Vista Cmnty Facs Dt No. 1	5.00%	09/01/53	1,130,999
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$3,735,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev, Ser A, AMT	5.00%	05/01/44	$3,854,655
1,615,000	San Luis Obispo Cnty CA Fing Auth Lease Rev Multiple Capital Projs Ref, Ser A	5.25%	11/15/42	1,836,722
				26,673,952
	Colorado — 5.2%
1,125,000	Allison Vly Met Dist #2 CO Ref	4.70%	12/01/47	970,514
525,000	Brighton Crossing Met Dist #6 CO, Ser A	5.00%	12/01/35	514,383
1,000,000	Cascade Ridge Met Dist CO	5.00%	12/01/51	890,956
750,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Skyview Acdmy Proj (a)	5.50%	07/01/49	750,272
1,000,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (a)	5.00%	12/15/45	1,002,149
500,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/31	503,375
1,400,000	CO St Hlth Facs Auth Rev Ref Christian Living Neighborhoods Proj	5.00%	01/01/37	1,407,350
950,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser A-1	4.00%	08/01/39	935,303
1,275,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,310,480
670,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/35	654,456
1,125,000	CO St Hlth Facs Auth Rev Ref Frasier Proj, Ser 2023A	4.00%	05/15/41	1,037,891
625,000	CO St Hlth Facs Auth Rev Sr Living Ralston Creek Arvada Proj, Ser A (b) (c)	5.25%	11/01/32	375,000
1,120,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/40	1,284,962
1,100,000	Denver City & Cnty CO Arpt Rev Ref, Ser D, AMT	5.75%	11/15/45	1,239,397
1,220,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/41	1,307,724
500,000	Denver CO Intl Busn Ctr CO Met Dist #1 Subord, Ser B	6.00%	12/01/48	514,105
1,700,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/41	1,657,271
1,510,000	Elbert & Hwy 86 CO Comml Spl Rev & Tax Supported Ref Sr Bonds, Ser A (a)	5.00%	12/01/51	1,383,318
1,500,000	Four Corners Busn Impt Dist CO Ltd Tax Supported	6.00%	12/01/52	1,538,022
1,000,000	Grandview Reserve Met Dist #3 CO Sr Bonds, Ser A	6.25%	12/01/52	990,335
575,000	Jefferson Ctr CO Met Dist #1 Spl Rev, Ser A-2	4.13%	12/01/40	533,460
1,000,000	Lanterns Met Dist #3, Ser A-1	7.25%	12/01/53	1,063,239
1,000,000	Meridian Ranch Met Dist 2018 Subdistrict CO	6.75%	12/01/52	1,019,283
2,000,000	Mirabelle Met Dist #2 CO Sr, Ser A	5.00%	12/01/49	2,006,036
905,000	Mountain Brook Met Dist CO	4.50%	12/01/41	762,344
500,000	Peak Met Dist #1 CO, Ser A (a)	4.00%	12/01/35	442,845
1,000,000	Peak Met Dist #1 CO, Ser A (a)	5.00%	12/01/41	926,431
1,200,000	Pinon Pines Met Dist #2 CO MDD	5.00%	12/01/50	1,124,390
1,500,000	Prairie Ctr CO Met Dist #3 Ltd Property Tax Supported Pri Ref, Ser A (a)	5.00%	12/15/41	1,510,117
315,000	Prairie Ctr Met Dist #7 CO	4.13%	12/15/36	288,588
550,000	Sterling Ranch Cmnty Auth Brd CO Supported Rev Ref Sr, Ser A	6.13%	12/01/39	572,989
900,000	Thompson Crossing Met Dist #4 CO Ref	5.00%	12/01/39	900,201
1,520,000	Trails at Crowfoot Met Dist #3 CO Sr Ser, Ser A (Pre-refunded maturity 09/01/24)	5.00%	12/01/39	1,565,384
700,000	W Meadow Met Dist CO Ref Sr Bonds, Ser A (a)	6.00%	12/01/38	730,721
				33,713,291
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Connecticut — 1.7%
$250,000	Bridgeport CT, Ser A, BAM	5.00%	02/01/31	$269,904
2,000,000	CT St Hlth & Eductnl Facs Auth Rev Covenant Home Inc, Ser B	5.00%	12/01/40	2,025,344
800,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	4.00%	07/01/37	810,425
2,500,000	CT St Hlth & Eductnl Facs Auth Rev Sustainable Bonds Goodwin Univ Obligated Grp, Ser A1	5.00%	07/01/44	2,539,653
2,725,000	CT St Hlth & Eductnl Facs Auth Rev Trinity Hlth Corp	5.00%	12/01/45	2,753,548
2,500,000	Harbor Point CT Infra Impt Dist Spl Oblig Rev Ref Harbor Point Proj Ltd (a)	5.00%	04/01/39	2,517,536
				10,916,410
	Delaware — 0.2%
875,000	Bridgeville DE Spl Oblig Heritage Shores Spl Dev Dist (a)	5.25%	07/01/44	918,364
314,000	Millsboro DE Spl Oblig Ref Plantation Lakes Spl Dev Dist (a)	5.00%	07/01/28	316,060
				1,234,424
	Florida — 16.3%
705,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/40	645,015
100,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (a)	4.30%	05/01/42	93,724
1,655,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Maple Ridge Phase 4 Proj (a)	4.45%	05/01/52	1,500,630
2,380,000	Ave Maria FL Stewardship Cmnty Dist Capital Impt Rev Phase 4 Master Impt Proj (a)	5.25%	05/01/43	2,431,715
2,000,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Assmt Area 3A (a)	5.13%	11/01/49	2,013,519
485,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	4.00%	05/01/52	405,777
1,000,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	5.00%	05/01/53	1,001,833
1,000,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.63%	05/01/41	856,425
2,000,000	Bexley CDD FL Spl Assmnt Rev	4.88%	05/01/47	1,945,812
1,600,000	Bridgewater N Cmnty Dev Dist FL Capital Impt Rev	4.00%	05/01/42	1,427,763
895,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/41	793,599
525,000	Capital Trust Agy FL Eductnl Facs Rev Academir Chrt Schs Inc Proj, Ser A (a)	4.00%	07/01/51	428,357
180,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	4.00%	08/01/30	178,117
1,070,000	Capital Trust Agy FL Eductnl Facs Rev Liza Jackson Preparatory Sch Inc Proj, Ser A	5.00%	08/01/40	1,091,550
1,000,000	Celebration Pointe Cmnty Dev Dist No 1 FL Spl Assmnt Rev	4.00%	05/01/53	831,010
1,000,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj (a)	5.00%	10/01/34	1,019,342
595,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/41	546,105
4,000,000	Charlotte Cnty FL Indl Dev Auth Util Sys Rev Town & Country Utils Proj, Ser A, AMT (a)	4.00%	10/01/51	3,364,053
540,000	Coco Palms FL CDD Spl Assmnt	4.50%	05/01/32	544,770
1,000,000	Coco Palms FL CDD Spl Assmnt	5.00%	05/01/46	1,002,718
1,500,000	Connerton E CDD FL Spl Assmnt Area One	5.25%	06/15/43	1,555,899
1,000,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.50%	05/01/44	1,021,942
1,500,000	Crosswinds E CDD FL Spl Assmnt Area One Proj	5.75%	05/01/54	1,526,728
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$600,000	Cypress Bluff CDD FL Spl Assmnt Del Web Proj, Ser A (a)	3.63%	05/01/40	$568,480
1,000,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area One	4.00%	05/01/51	847,042
2,635,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	4.00%	05/01/42	2,370,781
3,050,000	Epperson N CDD FL Capital Impt Rev Assmnt Area #2	4.00%	05/01/51	2,544,405
845,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (a)	5.00%	11/01/29	862,672
1,000,000	Epperson N CDD FL Capital Impt Rev Assmnt Area 1, Ser A-1 (a)	5.50%	11/01/39	1,034,285
1,250,000	Fallschase Cmnty Dev Dist FL Spl Assmnt	3.38%	05/01/41	1,038,872
1,385,000	FL St Dev Fin Corp Eductnl Facs Rev Ref Global Outreach Chrt Acdmy Proj, Ser A (a)	4.00%	06/30/56	990,214
250,000	FL St Dev Fin Corp Ref Brightline FL Passenger Rail Proj, AGM, AMT	5.25%	07/01/53	261,242
2,000,000	FL St Dev Fin Corp Sol Wst Disp Rev Var Waste Pro USA Inc Proj, AMT (Mandatory put 07/01/26) (a)	6.13%	07/01/32	2,053,179
1,005,000	FL St Dev Fin Corp Sr Living Rev Ref Mayflower Retmnt Cmnty Proj, Ser A (a)	4.00%	06/01/41	859,619
750,000	FL St Dev Fin Corp Sr SFP Tampa I The Henry Proj, Ser A1 (a)	5.00%	06/01/44	766,913
1,000,000	FL St Dev Fin Corp Sr SFP Tampa I The Henry Proj, Ser A1 (a)	5.25%	06/01/54	1,023,064
500,000	Forest Lake Cmnty Dev Dist FL Spl Assmnt Area 1 Proj (a)	4.00%	05/01/40	491,934
1,750,000	Fort Lauderdale FL Wtr & Swr Rev Enabling Wks Proj, Ser A	5.50%	09/01/53	1,977,221
190,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	4.80%	05/01/31	190,231
305,000	Gardens at Hammock Beach CDD FL Spl Assmnt Area One, Ser 1	5.38%	05/01/44	305,691
2,000,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev, Ser A, AMT	4.00%	10/01/35	2,014,649
1,560,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	4.38%	11/01/49	1,427,203
2,000,000	Halifax FL Hosp Med Ctr Ref	5.00%	06/01/36	2,024,149
500,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	4.70%	05/01/31	503,408
500,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.50%	05/01/44	506,732
1,000,000	Hamilton Bluff Cmnty Dev Dist FL Spl Assmnt Area One Proj	5.80%	05/01/54	1,011,775
750,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev N E Sector Proj Phase 1A	5.00%	05/01/38	763,567
1,325,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Stewardship Dist Azario Proj	4.00%	05/01/50	1,137,973
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point (Temps- 65), Ser 2024 B-2	4.38%	11/15/29	1,002,859
1,050,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point Waterside Hlth Proj	5.00%	11/15/49	1,070,435
1,790,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area One Proj, Ser A	4.00%	05/01/52	1,478,483
300,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	5.70%	05/01/44	304,926
2,570,000	Miami-Dade Cnty FL Aviation Rev Ref, Ser A, AMT	5.00%	10/01/38	2,587,645
1,240,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	4.00%	05/01/51	1,033,941
1,880,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area One	4.50%	05/01/40	1,841,188
1,500,000	N Park Isle Cmnty Dev Dist FL Spl Assmnt Rev Assmnt Area Two	3.38%	11/01/41	1,255,059
1,000,000	N Springs FL Impt Dist Parkland Bay Assmt Area (a)	4.88%	05/01/38	1,008,961
1,300,000	Old Hickory CDD FL Spl Assmnt Spl Asmt	4.00%	06/15/40	1,198,947
465,000	Parkland Preserve CDD FL Spl Assmnt Rev 2019A Spl Assmnts, Ser A	5.25%	05/01/39	477,728
1,000,000	Parrish Lakes CDD Capital Impt Rev Assmnt Area Three	5.50%	05/01/44	1,003,975
1,000,000	Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj (d)	5.88%	01/01/33	942,164
610,000	Pompano Beach FL Rev John Knox Vlg Proj, Ser A	4.00%	09/01/41	569,057
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$690,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	5.88%	12/15/43	$728,874
1,000,000	Prosperity Lakes Cmnty Dev Dist FL Spl Assmnt Area One	6.13%	12/15/53	1,055,706
3,700,000	Putnam Cnty FL Dev Auth Adj Ref FL Pwr & Lt Co Proj (e)	4.25%	09/01/24	3,700,000
1,710,000	Reunion E FL CDD Spl Assmnt, Ser 2021	4.00%	05/01/51	1,443,567
760,000	Rivington CDD FL Spl Assmnt Rev Assmnt Area	3.38%	05/01/31	715,313
500,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/36	458,595
750,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/41	647,059
2,765,000	Saltleaf CDD FL Capital Impt Rev	6.00%	05/01/56	2,815,959
3,055,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.13%	05/01/41	2,656,429
2,000,000	Sawyers Landing CDD FL Spl Assmnt Rev	4.25%	05/01/53	1,681,345
1,705,000	Scenic Terrace S CDD FL Spl Assmnt Proj, Ser 2022	4.50%	05/01/42	1,618,288
250,000	SE Overtown Park W Cmnty Redev Agy FL Tax, Ser A-1 (a)	5.00%	03/01/30	250,185
490,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (a)	5.25%	11/01/39	502,131
1,000,000	Shingle Creek At Bronson CDD FL Spl Assmnt	3.50%	06/15/41	902,387
1,950,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	4.00%	05/01/51	1,655,796
2,580,000	Stillwater CDD FL Sp Assmnt Spl Assmt 2021 Proj (a)	3.50%	06/15/41	2,170,536
2,000,000	The Heights CDD FL Spl Assmnt Rev CDD	5.00%	01/01/50	1,979,581
835,000	Triple Creek FL CDD Spl Assmnt Vlgs Q&R Proj (a)	4.00%	11/01/51	695,992
1,050,000	Trout Creek CDD FL Capital Impt Rev	4.00%	05/01/51	869,923
230,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	229,791
2,400,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.25%	06/01/49	2,545,487
1,370,000	W Vlgs FL Impt Dist Ref Spl Assmt Unit Dev #1	4.63%	05/01/38	1,340,578
1,000,000	W Vlgs FL Impt Dist Unit Dev #10 Assmnt Area One	5.38%	05/01/44	1,010,879
900,000	Westside FL CDD Spl Assmnt Rev Ref (a)	4.13%	05/01/38	849,016
1,810,000	Westview S CDD FL Spl Assmnt Area One 2023 Proj Area	5.38%	05/01/43	1,851,084
1,190,000	Wildblue CDD FL Spl Assmnt (a)	4.25%	06/15/39	1,116,111
				105,067,684
	Georgia — 4.9%
1,000,000	Atlanta GA Arpt Passenger Fac Charge Rev Arpt Rev Subord, Ser D, AMT	4.00%	07/01/37	1,005,570
2,800,000	Bartow Cnty GA Dev Auth Solid Waste Disp Fac Rev Var GA Pwr Co Plt Bowen Proj, AMT (e)	4.30%	11/01/62	2,800,000
4,400,000	Burke Cnty GA Dev Auth Poll Control Rev Adjustable GA Pwr Co Plant Vogtle Proj Remk (e)	4.30%	11/01/52	4,400,000
3,300,000	Burke Cnty GA Dev Auth Poll Control Rev GA Pwr Co Plant Vogtle Proj Remk, 1st Ser (e)	4.30%	11/01/48	3,300,000
500,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (a)	6.00%	06/15/43	513,828
1,750,000	Cobb Cnty GA Dev Auth Chartersch Rev NW Classical Acdmy Proj, Ser A (a)	6.40%	06/15/53	1,797,732
1,125,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser A	5.75%	04/01/53	1,268,838
2,000,000	Floyd Cnty GA Dev Auth Adj GA Pwr Co Plt Hammond Proj (e)	4.30%	09/01/26	2,000,000
1,335,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/31	1,356,392
1,515,000	Fulton Cnty GA Rsdl Care Facs Elderly Auth Retmnt Fac Rev Ref Lenbrook Sq Fdtn Inc	5.00%	07/01/42	1,520,699
500,000	Geo L Smith II GA Congress Ctr Auth Convention Ctr Hotel Second Tier, Ser B (a)	5.00%	01/01/36	503,070
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$1,750,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	$1,765,333
1,285,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/26)	4.00%	03/01/50	1,289,904
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 12/01/28)	4.00%	05/01/52	1,006,846
3,435,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/30)	5.00%	09/01/53	3,674,054
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	2,122,821
1,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser E-1 (Mandatory put 06/01/31)	5.00%	12/01/53	1,071,360
350,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	07/01/30	381,768
				31,778,215
	Guam — 0.1%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser D	5.00%	11/15/35	252,659
155,000	Guam Govt Wtrwks Auth Wtr & Wstwtr Sys Rev, Ser A	5.00%	01/01/50	160,067
				412,726
	Hawaii — 0.4%
1,500,000	HI St Dept of Budget & Fin Spl Purp Rev Ref HI Pacific Univ Proj (a)	5.00%	07/01/39	1,511,608
1,000,000	HI St Dept of Budget & Fin Spl Purp Rev Ref HI Pacific Univ Proj (a)	5.13%	07/01/43	989,806
				2,501,414
	Idaho — 1.4%
1,500,000	Avimor Cmnty Infra Dist #1 ID Spl Assmnt Area Five (a)	5.88%	09/01/53	1,563,559
985,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/25	988,924
1,265,000	ID St Hlth Facs Auth Rev Ref Madison Memorial Hosp	5.00%	09/01/30	1,277,154
1,000,000	Idaho Falls ID Auditorium Dist Annual Approp Ctfs, COPS (a)	5.25%	05/15/51	1,004,345
4,000,000	Spring Vly Cmnty Infra Dist #1 Spl Assmnt Area Two (a)	6.25%	09/01/53	4,212,103
				9,046,085
	Illinois — 3.3%
2,615,000	Chicago IL Brd of Edu Proj, Ser C	5.25%	12/01/35	2,621,277
300,000	Chicago IL Brd of Edu Ref Dedicated, Ser C	5.00%	12/01/30	307,657
3,500,000	Chicago IL Brd of Edu Ref, Ser B	5.00%	12/01/30	3,700,623
1,000,000	Chicago IL Brd of Edu Sustainable Bond, Ser E	5.13%	12/01/32	1,002,191
1,000,000	Chicago IL Brd of Edu, Ser A	5.00%	12/01/35	1,047,156
2,130,000	Chicago IL Brd of Edu, Ser D	5.00%	12/01/46	2,137,233
750,000	Chicago IL Chicago Wks, Ser A	5.50%	01/01/40	818,591
400,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/37	418,055
1,300,000	Chicago IL Park Dist Ref, Ser A, BAM	4.00%	01/01/32	1,328,430
400,000	Chicago IL Ref 2003B Remk	5.25%	01/01/29	401,683
625,000	Chicago IL, Ser A	5.50%	01/01/39	626,567
250,000	IL St	5.50%	05/01/26	259,681
200,000	IL St	5.00%	06/01/27	205,489
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/30	257,468
250,000	IL St Fin Auth Chrt Sch Rev Ref & Impt Chicago Intl Chrt Sch Proj	5.00%	12/01/31	257,158
100,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/26	100,763
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$300,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/27	$304,634
145,000	IL St Fin Auth Stdt Hsg & Acad Fac Rev Chf Chicago LLC Univ IL Chicago Proj, Ser A	5.00%	02/15/28	147,695
2,000,000	IL St, Ser C	5.00%	11/01/29	2,101,019
545,000	IL St, Ser D	5.00%	11/01/24	547,324
1,660,000	Lincolnwood IL Tax Incr Allocation Rev Nts Dist 1860 Dev Proj, Ser A, COPS (a)	4.82%	01/01/41	1,601,152
1,000,000	S Wstrn IL Dev Auth Envrnmntl Impt Rev US Steel Corp Proj	5.75%	08/01/42	1,000,498
				21,192,344
	Indiana — 1.1%
1,410,000	Carmel IN Redev Auth	3.00%	07/15/40	1,216,375
250,000	Fort Wayne IN Mf Hsg Rev Silver Birch at Cook Road (a)	5.30%	01/01/32	228,286
1,410,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	1,417,076
535,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.50%	03/01/44	576,402
750,000	IN St Fin Auth Hosp Rev Reid Hlth, AGM	5.00%	01/01/41	802,069
1,700,000	Indianapolis IN Loc Pub Impt Bond Bank Sr Convention Ctr Hotel, Ser E	6.00%	03/01/53	1,877,775
500,000	Terre Haute IN Mf Hsg Rev Silver Birch of Terre Haute Proj	5.10%	01/01/32	449,476
500,000	Valparaiso IN Exempt Facs Rev Ref Pratt Paper IN LLC Proj, AMT (a)	4.88%	01/01/44	516,962
				7,084,421
	Iowa — 1.4%
1,600,000	Dallas Ctr IA Grimes Cmnty Sch Dist	3.00%	05/01/39	1,393,833
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Alcoa Inc Proj	4.75%	08/01/42	2,999,893
1,300,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj (Mandatory put 12/01/42)	5.00%	12/01/50	1,376,138
3,000,000	IA St Fin Auth Midwstrn Disaster Area Rev Ref IA Fertilizer Company Proj	5.00%	12/01/50	3,186,625
				8,956,489
	Kansas — 0.5%
150,000	Goddard KS Sales Tax Spl Oblg Rev Ref Olympic Park Star Bond Proj	3.60%	06/01/30	146,378
1,850,000	Lenexa KS Hlth Care Fac Rev Ref Lakeview Vlg Inc, Ser A	5.00%	05/15/43	1,847,625
175,000	Shawnee Cnty KS Pub Bldg Commn Rev Corrections and Parks & Rec Projs	5.50%	09/01/34	205,020
1,250,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Vlg E Proj Areas 2B 3 5 (a)	5.75%	09/01/39	1,288,046
				3,487,069
	Kentucky — 2.9%
2,000,000	Boyle Cnty KY Eductnl Facs Rev Ref Ctr Clg, Ser A	5.25%	06/01/43	2,162,380
875,000	Henderson KY Exempt Facs Rev Pratt Paper LLC Proj, Ser A, AMT (a)	4.45%	01/01/42	876,066
1,650,000	Jefferson Cnty KY Sch Dist Fin Corp Sch Bldg Rev, Ser B	3.00%	12/01/38	1,468,797
1,000,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/41	1,014,895
1,500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser A-1 (Mandatory put 02/01/32)	5.25%	04/01/54	1,634,052
2,525,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	2,539,234
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky (Continued)
$230,000	KY St Univ KY St Univ Proj, BAM, COPS	4.00%	11/01/41	$231,545
1,000,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Norton Hlthcare Inc, Ser A	4.00%	10/01/39	976,406
7,600,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (e)	4.80%	08/01/61	7,600,000
				18,503,375
	Louisiana — 0.9%
1,500,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Westlake Chemical Corp Proj Remk	3.50%	11/01/32	1,454,862
200,000	Monroe LA Wtr Rev, BAM	5.00%	11/01/32	214,891
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010 (a)	6.35%	07/01/40	1,104,702
1,000,000	Saint James Parish LA Rev NuStar Logistics LP Proj Remk, Ser 2010A (a)	6.35%	10/01/40	1,104,702
1,600,000	Saint James Parish LA Rev Var NuStar Logistics LP Proj Remk, Ser 2010B (Mandatory put 06/01/30) (a)	6.10%	12/01/40	1,781,971
				5,661,128
	Maine — 0.5%
3,000,000	ME St Fin Auth Sol Wst Disp Rev Casella Waste Sys Proj, AMT (Mandatory put 08/01/25) (a)	5.13%	08/01/35	3,017,553
	Maryland — 0.6%
1,020,000	Baltimore MD Spl Oblig Ref E Baltimore Rsrch Park Proj, Ser A	5.00%	09/01/38	1,027,761
175,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	2.95%	06/01/27	167,811
185,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.05%	06/01/28	174,471
200,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.15%	06/01/29	186,513
190,000	Baltimore MD Spl Oblig Ref Sr Lien Harbor Point Proj, Ser A (a)	3.20%	06/01/30	175,319
900,000	Frederick Cnty MD Tax Incr & Spl Tax Ref Jefferson Technology Park Proj, Ser B (a)	4.63%	07/01/43	884,339
1,000,000	MD St Econ Dev Corp Stdt Hsg Rev Morgan St Univ Proj, Ser A	5.38%	07/01/38	1,096,951
				3,713,165
	Massachusetts — 0.5%
500,000	MA St Dev Fin Agy Rev Linden Ponds Inc Fac (a)	5.00%	11/15/28	522,706
500,000	MA St Dev Fin Agy Rev Ref Boston Med Ctr Sustainable Bonds, Ser G	5.25%	07/01/48	540,541
1,020,000	MA St Dev Fin Agy Rev Ref Salem Cmnty Corp	5.13%	01/01/40	1,006,613
1,000,000	MA St Dev Fin Agy Rev UMass Dartmouth Stdt Hsg Proj	5.00%	10/01/48	1,005,531
				3,075,391
	Michigan — 1.4%
300,000	Detroit MI Downtown Dev Auth Tax Incr Rev Ref Catalyst Dev Proj, Ser A, AGM (Pre-refunded maturity 09/25/24)	5.00%	07/01/31	300,814
1,100,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/46	1,145,361
2,000,000	Detroit MI Sustainable Bonds, Ser A	5.00%	04/01/50	2,067,821
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bonds, Ser B	5.25%	07/01/48	1,117,869
2,000,000	MI St Fin Auth Rev Henry Ford Hlth Sys, Ser A	5.00%	11/15/48	2,081,225
2,230,000	MI St Strategic Fund Ltd Oblg Rev Var Sustainable Bond Recycled Brd Machine Proj, AMT (Mandatory put 10/01/26)	4.00%	10/01/61	2,238,177
				8,951,267
	Minnesota — 0.4%
150,000	Minneapolis MN Stdt Hsg Rev Riverton Cmnty Hsg Proj (a)	3.80%	08/01/27	147,744
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Minnesota (Continued)
$1,200,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref Hgr Ground Acdmy Proj	4.25%	12/01/32	$1,228,818
105,000	Saint Paul MN Hsg & Redev Auth Chrt Sch Lease Rev Ref, Ser A	5.00%	12/01/30	105,201
850,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/41	714,886
660,000	Woodbury MN Chrt Sch Lease Rev Woodbury Leadership Proj, Ser A	4.00%	07/01/51	502,780
				2,699,429
	Mississippi — 1.0%
6,600,000	MS St Busn Fin Corp Sol Wst Disp Rev Adj MS Pwr Co Proj Remk, AMT (e)	4.80%	07/01/25	6,600,000
	Missouri — 1.4%
500,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev John Knox Vlg, Ser A	5.00%	08/15/51	446,343
1,000,000	Lees Summit MO Indl Dev Auth Sr Living Facs Rev Ref John Knox Vlg, Ser A	5.00%	08/15/39	1,054,897
550,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/29	572,159
1,000,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svc Projs Svcs Projs, Ser A, Ser ASR	5.00%	02/01/42	1,023,174
550,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/32	561,806
10,000	MO St Hlth & Eductnl Facs Auth Med Rsrch Lutheran Svcs, Ser A	5.00%	02/01/29	10,200
2,000,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.25%	02/01/48	2,113,338
1,145,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser B	5.00%	02/01/46	1,151,566
250,000	Saint Charles Cnty MO Pub Wtr Sply Dist #2 Pub Wtr Sply Dist No. 2, COPS	4.00%	12/01/44	245,362
2,000,000	Taney Cnty MO Indl Dev Auth Sales Tax Rev Big Cedar Infra Proj (a)	6.00%	10/01/49	2,013,802
				9,192,647
	Nevada — 0.6%
775,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.00%	03/01/38	789,736
1,000,000	Henderson NV Loc Impt Dists Rainbow Canyon Phase II Roject	5.25%	03/01/48	1,002,176
445,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	5.75%	06/01/43	466,616
500,000	Las Vegas NV Spl Assmnt Dist #817 Spl Impt Dt# 817 Summerlin Vlg 29	6.00%	06/01/48	525,237
190,000	N Las Vegas NV Loc Impt Vly Vista Spl Impt Dist #64	4.00%	06/01/29	187,417
700,000	NV Dept of Busn & Ind NV Doral Acdmy, Ser A	5.00%	07/15/37	704,235
				3,675,417
	New Hampshire — 0.3%
2,000,000	Natl Fin Auth NH Rev Ref Sustainable Bond, Ser B, AMT (Mandatory put 07/02/40) (a)	3.75%	07/01/45	1,692,416
	New Jersey — 0.4%
950,000	NJ St Econ Dev Auth Spl Fac Rev Continental Airls Inc Proj Remk, Ser B, AMT	5.63%	11/15/30	958,033
100,000	NJ St Econ Dev Auth Spl Fac Rev Ref Port Newark Container Terminal LLC Proj, AMT	5.00%	10/01/25	101,055
190,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev, Ser 1A, AMT	4.00%	12/01/30	189,642
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New Jersey (Continued)
$560,000	NJ St Transprtn Trust Fund Auth Fun Auth Transprtn Prog Bonds, Ser CC	5.25%	06/15/41	$627,739
500,000	NJ St Transprtn Trust Fund Auth Ref Transprtn Sys, Ser A	5.00%	12/15/30	537,118
				2,413,587
	New Mexico — 0.4%
1,000,000	NM St Hosp Equipment Loan Council Hosp Rev Ref Var Presbyterian Hlthcare Remk, Ser B (e)	4.05%	08/01/34	1,000,000
534,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	3.75%	05/01/28	525,664
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.00%	05/01/33	483,072
500,000	Winrock Town Ctr NM Tax Incr Dev Dist #1 Ref Sr Lien (a)	4.25%	05/01/40	472,497
				2,481,233
	New York — 4.5%
1,000,000	Build NYC Res Corp NY Rev Sustainable Bond Kipp NYC Pub Sch Facs Canal W Proj	5.25%	07/01/52	1,041,605
450,000	Dutchess Cnty NY Loc Dev Corp Mf Mtebs Sustainable Bonds Tomopkins Terrace Hsg LP Proj	5.00%	10/01/40	476,732
950,000	Nassau Cnty NY Loc Econ Asst Corp Edl Rev Roosevelt Children Acdmy Chrt Sch Proj, Ser A	5.00%	07/01/43	986,664
595,000	New York City NY Muni Wtr Fin Auth Wtr & Swr Sys Rev Ref 2nd Gen Resolution Fiscal 2018 Block 4, Ser AA	5.00%	06/15/38	619,926
2,625,000	New York City NY Transitional Fin Auth Rev Future Tax Secured Subord Bonds, Ser C-1	4.00%	02/01/42	2,621,460
2,000,000	NY NY, Ser B, Subser B-1	5.25%	10/01/41	2,259,916
300,000	NY St Dorm Auth Revs Non St Supported Debt New York Institute of Technology	5.00%	07/01/44	321,390
1,925,000	NY St Dorm Auth St Personal Income Tax Rev Ref, Ser A	3.00%	03/15/42	1,644,198
500,000	NY St Transprtn Dev Corp Exempt Fac Rev NY St Thruway Srvc Areas Proj, AMT	4.00%	10/31/46	442,425
1,250,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	5.00%	10/01/40	1,301,406
2,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Airls Inc LaGuardia Arpt Terminals C&D Redev, AMT	4.38%	10/01/45	1,930,547
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	5.00%	08/01/31	1,000,222
3,695,000	NY St Transprtn Dev Corp Spl Fac Rev Ref John F. Kennedy Intl Arpt Proj, AMT	5.25%	08/01/31	3,920,968
1,000,000	NY St Transprtn Dev Corp Spl Fac Rev Sustainable Bond JFK Intl Arpt Terminal One Prj, AMT	6.00%	06/30/54	1,089,085
500,000	Onondaga NY Civic Dev Corp Ref Crouse Hlth Hosp Inc Proj, Ser A	5.13%	08/01/44	508,154
1,000,000	Onondaga NY Civic Dev Corp Ref Crouse Hlth Hosp Inc Proj, Ser A	5.38%	08/01/54	1,026,357
500,000	Oyster Bay NY, Ser A, AGM	2.00%	03/01/35	389,684
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	5.75%	12/01/44	2,092,650
2,000,000	Suffolk Regl Off Track Betting Corp NY Rev	6.00%	12/01/53	2,100,864
2,810,000	Tsasc Inc NY Tsasc Inc Rev Ref Turbo Sub, Ser B	5.00%	06/01/48	2,498,194
100,000	Westchester Cnty NY Loc Dev Corp Rev Ref Miriam Osborn Memorial Home Assn Proj	5.00%	07/01/34	103,910
460,000	Westchester NY Tobacco Asset Securitization Ref Sr, Ser B	5.00%	06/01/41	469,424
				28,845,781
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina — 2.2%
$3,300,000	NC St Med Care Commn Hlth Care Facs Rev Lutheran Svcs For the Aging Ref, Ser A	4.00%	03/01/41	$3,014,502
500,000	NC St Med Care Commn Hlth Care Facs Rev Ref Pennybyrn at Maryfield	5.00%	10/01/30	500,259
1,500,000	NC St Med Care Commn Retmnt Facs Rev Carolina Meadows	5.25%	12/01/49	1,607,438
1,940,000	NC St Med Care Commn Retmnt Facs Rev Pennybyrn at Maryfield Proj, Ser A	5.00%	10/01/45	1,871,120
2,850,000	NC St Med Care Commn Retmnt Facs Rev Ref Southminster Inc	5.00%	10/01/37	2,876,587
1,545,000	NC St Med Care Commn Retmnt Facs Rev The Forest at Duke Proj	4.00%	09/01/46	1,330,494
750,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.00%	10/01/49	777,826
2,050,000	NC St Med Care Commn Retmnt Facs Rev The United Methodist Retmnt Homes Proj, Ser A	5.13%	10/01/54	2,127,619
				14,105,845
	North Dakota — 0.1%
520,000	Horace ND Ref	3.00%	05/01/36	428,502
	Ohio — 3.3%
6,250,000	Buckeye OH Tobacco Stlmt Fing Auth Ref Sr, Class 2, Ser B-2	5.00%	06/01/55	5,796,628
900,000	Cleveland Cuyahoga Cnty OH Port Auth Tax Incr Fing Rev Ref Sr Flats E Bank Proj, Ser A (a)	4.00%	12/01/55	757,449
2,245,000	Franklin Cnty OH Rev Trinity Hlth Credit Grp OH, Ser A	5.00%	12/01/47	2,293,988
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.25%	01/01/38	523,516
500,000	Hamilton Cnty OH Hlth Care Rev Life Enriching Cmntys Proj, Ser A	5.50%	01/01/43	523,979
2,000,000	Hamilton Cnty OH Hosp Facs Rev Var Ref Trihealth Inc Obligated Grp Proj Remk, Ser B (e)	4.05%	08/15/51	2,000,000
3,000,000	OH St Air Quality Dev Auth Exempt Facs Rev AMG Vanadium Proj, AMT (a)	5.00%	07/01/49	2,836,550
2,410,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	2,430,571
1,000,000	OH St Hgr Eductnl Fac Commn Ref Rev Judson Oblig Grp 2020 Proj, Ser A	5.00%	12/01/45	979,374
2,535,000	OH St Hosp Rev Ref Var Univ Hosps Hlth Sys Inc, Ser C (e)	3.85%	01/15/51	2,535,000
490,000	Port of Gtr Cincinnati Dev Auth OH Rev (a)	3.75%	12/01/31	465,766
				21,142,821
	Oklahoma — 0.6%
2,500,000	OK St Dev Fin Auth Sr OK Proton Ctr, Ser A1 (a)	7.25%	09/01/51	2,539,760
1,165,000	Tulsa Cnty OK Indl Auth Sr Living Cmnty Rev Ref Montereau Inc Proj	5.25%	11/15/37	1,185,295
				3,725,055
	Oregon — 1.1%
750,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.25%	08/01/49	801,456
290,000	Clackamas Cnty OR Hosp Fac Auth Rev Mary’s Woods at Marylhurst Inc Proj, Ser A	5.00%	05/15/26	290,864
1,150,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.13%	11/15/40	1,151,459
2,250,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Rose Villa Proj, Ser A	5.38%	11/15/55	2,191,647
575,000	Clackamas Cnty OR Hosp Fac Auth Rev Ref Sr Living Willamette View Proj, Ser A	5.00%	11/15/37	578,767
500,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/38	505,634
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon (Continued)
$750,000	Salem OR Hosp Fac Auth Rev Capital Manor Proj	5.00%	05/15/43	$751,225
750,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/42	757,399
				7,028,451
	Pennsylvania — 2.1%
300,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligted Grp Issue, Ser A	5.00%	04/01/32	313,781
1,855,000	Allegheny Cnty PA Hosp Dev Auth Ref Allegheny Hlth Network Obligted Grp Issue, Ser A	5.00%	04/01/47	1,894,612
500,000	Allegheny Cnty PA Indl Dev Auth Envrnmtl Impt Rev Ref United States Steel Corp Proj	4.88%	11/01/24	501,085
100,000	Chester Cnty PA Indl Dev Auth Renaissance Acdmy Chrt Sch	5.00%	10/01/34	100,039
1,110,000	Lancaster Cnty PA Hosp Auth Hlthcare Facs Rev Moravian Manors Inc Proj, Ser A	5.00%	06/15/38	1,098,992
250,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/38	229,943
1,200,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	4.00%	03/01/46	1,014,288
1,655,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Genration LLC Proj Ref, Ser C, AMT (Mandatory put 04/03/28)	4.45%	10/01/34	1,694,323
1,780,000	PA St Econ Dev Fing Auth Exempt Facs Rev Var Ref Energy Sply LLC Proj Remk, Ser C (Mandatory put 06/01/27)	5.25%	12/01/37	1,809,355
1,000,000	PA St Econ Dev Fing Auth Rev Ref Presbyterian Sr Living Prj, Ser B-2	5.25%	07/01/46	1,061,759
1,250,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.25%	06/30/35	1,363,502
10,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser B	5.00%	06/01/39	10,179
1,000,000	Philadelphia PA Arpt Rev Ref Priv Activity, AGM	4.00%	07/01/38	993,941
850,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Philadelphia E&T Chrt High Sch, Ser A	4.00%	06/01/56	694,337
215,000	Philadelphia PA Auth for Indl Dev Revs Kipp Philadelphia Chrt Sch Proj, Ser A	5.00%	04/01/36	216,248
495,000	W Cornwall Twp PA Muni Auth Ref Lebanon Vly Brethren Home Proj, Ser A	4.00%	11/15/41	460,939
				13,457,323
	Puerto Rico — 3.0%
2,900,000	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/33	2,915,068
3,002,265	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/35	2,957,784
3,358,267	Puerto Rico Cmwlth Restructured, Ser A1	4.00%	07/01/41	3,160,787
250,000	Puerto Rico Indl Tourist Eductnl Med & Envrnmntl Control Fac San Juan Cruise Terminal Proj, Ser 2023-A-2-P3, AMT	6.50%	01/01/42	294,456
2,866,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured Converted, Ser A-2	4.33%	07/01/40	2,850,580
1,559,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.50%	07/01/34	1,561,583
1,170,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1	4.55%	07/01/40	1,171,622
4,500,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-2	4.33%	07/01/40	4,475,788
				19,387,668
	Rhode Island — 0.4%
2,500,000	Tobacco Stlmt Fing Corp RI Ref, Ser A	5.00%	06/01/40	2,514,147
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	South Carolina — 1.0%
$380,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	$368,029
230,000	Lancaster Cnty SC Assmnt Rev Ref Walnut Creek Impt Dist, Ser A-1	5.00%	12/01/31	230,074
2,000,000	Lexington Cnty SC Hlth Svcs Dist Lexington Med Ctr	5.00%	11/01/41	2,023,501
275,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/32	266,670
1,045,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	5.25%	11/15/47	1,049,921
1,450,000	SC St Jobs Econ Dev Auth Econ Dev Rev Woodlands at Furman Proj, Ser A	5.00%	11/15/42	1,457,660
1,250,000	SC St Pub Svc Auth Rev Ref Santee Cooper, Ser B	5.00%	12/01/43	1,360,418
				6,756,273
	Tennessee — 0.5%
2,500,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	2,505,014
800,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	833,379
				3,338,393
	Texas — 7.7%
1,160,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.00%	02/15/31	1,076,947
1,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Legacy Trad Schs TX Proj, Ser A	4.13%	02/15/41	810,474
2,000,000	Arlington TX Hgr Edu Fin Corp Edu Rev Var Basis TX Chrt Schs Inc (Mandatory put 06/15/26) (a)	4.50%	06/15/56	2,000,328
1,000,000	Aubrey TX Spl Assmnt Ref Jackson Ridge Pub Impt Dt Phase #1 & #2 Assmnts, BAM	5.00%	09/01/45	1,081,788
2,000,000	Austin TX Arpt Sys Rev, Ser B, AMT	5.00%	11/15/46	2,022,192
1,410,000	Cool Wtr Muni Util Dist TX, Ser A, BAM	5.00%	08/15/45	1,448,353
1,556,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (a)	4.25%	09/15/41	1,434,526
1,445,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #1 Proj (a)	4.00%	08/15/51	1,202,650
1,000,000	Fate TX Spl Assmnt Rev Monterra Pub Impt Dt Impt Area #2 Proj (a)	5.38%	08/15/44	1,001,981
1,577,000	Ferris TX Spl Assmnt Rev Woodstone Pub Impt Dist No 2 Impt Area 1 Proj (a)	4.00%	09/01/51	1,294,196
400,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/37	433,177
250,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/38	270,764
500,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Memorial Hermann Hlth Sys	5.00%	07/01/45	507,464
500,000	Harris Cnty TX Indl Dev Corp Var Ref Energy Transfer Proj (Mandatory put 06/01/33)	4.05%	11/01/50	509,202
1,025,000	Haslet TX Spl Assmnt Rev Haslet Pub Impt Dist #5 Impt Area #1 (a)	4.13%	09/01/39	949,506
2,500,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AMT, AGM	5.25%	07/01/48	2,683,434
1,000,000	Houston TX Arpt Sys Rev Ref United Airls Inc Arpt Impt Proj, Ser C, AMT	5.00%	07/15/27	1,020,191
1,250,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal E Proj, Ser A, AMT	5.00%	07/01/27	1,274,829
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,460,000	Houston TX Arpt Sys Rev United Airls Inc Terminal E Proj, Ser A, AMT	4.00%	07/01/41	$1,407,021
1,065,000	Houston TX Arpt Sys Rev United Airls Inc Terminal Impt Proj, Ser B-1, AMT	4.00%	07/15/41	1,026,307
450,000	Justin TX Spl Assmnt Rev Timberbrook Pub Imp Dt #1 Imp Area #2 Proj (a)	3.38%	09/01/41	378,248
690,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Area #4 (a)	4.50%	09/01/33	693,362
250,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.13%	09/01/29	247,708
500,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (a)	4.63%	09/01/39	496,106
155,000	La Vernia TX Hgr Edu Fin Corp Edu Rev Meridian World Sch (a)	4.35%	08/15/25	155,797
1,000,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (a)	3.38%	09/01/42	811,797
1,350,000	Liberty Hill TX Spl Assmnt Rev Butler Farms Pub Imp Dt Areas #1 and 2 Proj (a)	4.00%	09/01/52	1,109,018
1,410,000	Matagorda Cnty TX Nav Dist #1 Ref AEP Tex Centrl Company Proj Remk, Ser B-2	4.00%	06/01/30	1,410,270
500,000	Matagorda Cnty TX Nav Dist #1 Ref AEP Tex PJ Rmkt, Ser A, AMBAC	4.40%	05/01/30	514,645
2,750,000	N Parkway Muni Mgmt Dist #1 TX Spl Assmnt Rev Major Impts Proj (a)	5.00%	09/15/51	2,714,257
1,235,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/31	1,241,082
1,580,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/32	1,584,207
300,000	New Hope Cultural Edu Facs Fin Corp TX Retmnt Fac Rev Ref Longhorn Vlg Proj	5.00%	01/01/37	300,663
600,000	Newark Hgr Edu Fin Corp TX Edu Rev Hughen Ctr Inc Proj, Ser A	5.00%	08/15/42	657,695
500,000	Port Beaumont TX Nav Dist Dock & Wharf Fac Rev Jefferson Gulf Coast Energy Proj, Ser A, AMT (a)	5.00%	01/01/39	504,466
1,500,000	Port Beaumont TX Nav Dist Dock & Wharf Fac Rev Jefferson Gulf Coast Energy Proj, Ser A, AMT (a)	5.13%	01/01/44	1,510,519
2,200,000	Princeton TX Spl Assmnt Rev Whitewing Trails Pub Impr Dist #2 Phase 2 Proj Rev (a)	5.13%	09/01/43	2,204,760
1,550,000	Princeton TX Spl Assmnt Rev Winchester Pub Impr Dist #2 Proj (a)	5.13%	09/01/42	1,546,565
223,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	3.75%	09/15/31	208,246
500,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.13%	09/15/41	444,219
765,000	Rowlett TX Spl Assmnt Rev Trails at Cottonwood Creek Pub Imp Dist Major Imp Area Proj (a)	4.25%	09/15/51	640,588
1,000,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Cook Childrens Med Ctr	5.00%	12/01/44	1,000,433
3,500,000	TX St Muni Gas Acq & Sply Corp IV, Ser B (Mandatory put 01/01/34)	5.50%	01/01/54	3,930,485
1,750,000	TX St Priv Activity Bond Surface Transprtn Corp Rev Ref Sr Lien Bond Surface Transprtn Corp, AMT	5.50%	06/30/42	1,885,710
250,000	TX St Transprtn Commn Central TX Turnpike Sys Rev Ref, Ser B	5.00%	08/15/37	251,153
				49,897,329
	Utah — 3.6%
1,500,000	Black Desert Pub Infra Dist Sr Bonds, Ser A (a)	4.00%	03/01/51	1,269,369
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Utah (Continued)
$4,000,000	Black Desert Pub Infra Dist UT Spl Assmnt Black Desert Assmnt Area #1 (a)	5.63%	12/01/53	$4,135,723
500,000	Downtown E Streetcar Swr Pub Infra Dist Sr Lien, Ser A (a)	5.75%	03/01/42	499,900
1,000,000	Firefly Pub Infra Dist #1 UT, Ser A-1 (a)	6.63%	03/01/54	1,034,278
2,000,000	Jordanelle Ridge Pub Infra Dist #2 UT, Ser A (a)	7.75%	03/01/54	2,034,185
1,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (a)	4.25%	06/01/41	844,183
3,000,000	Mida Golf & Equestrian Ctr Pub Infra Dist UT Ltd (a)	4.63%	06/01/57	2,394,266
3,000,000	Military Installation Dev Auth UT Tax Allocation Rev, Ser A-2	4.00%	06/01/52	2,518,787
1,485,000	Olympia Pub Infra Dist #1 UT, Ser A-1 (a)	6.38%	03/01/55	1,521,726
500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.13%	02/01/41	393,419
1,500,000	Red Bridge Pub Infra Dist #1 UT Sr Infra Dist, Ser 1-A (a)	4.38%	02/01/51	1,109,256
475,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Mountain W Montessori Acdmy Proj, Ser A (a)	5.00%	06/15/39	461,862
1,705,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Ref Ronald Wilson Reagan Acdmy Proj, Ser A (a)	5.00%	02/15/46	1,650,351
675,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy Proj, Ser A (a)	5.00%	06/15/39	670,086
1,605,000	UT St Chrt Sch Fin Auth Chrt Sch Rev Wallace Stegner Acdmy, Ser A (a)	5.63%	06/15/42	1,641,473
1,300,000	Wood Ranch Pub Infra Dist UT Spl Assmnt Wood Ranch Assmnt Area No. 1 (a)	5.63%	12/01/53	1,336,620
				23,515,484
	Vermont — 0.0%
260,000	VT St Econ Dev Auth Mtge Rev Ref Wake Robin Corp Proj, Ser A	4.00%	05/01/37	249,920
	Virginia — 1.7%
2,500,000	Botetourt Cnty VA Rsdl Care Fac Rev Ref Glebe Inc, Ser A	6.00%	07/01/44	2,501,071
1,060,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/37	1,083,744
600,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Lifespire of VA, Ser C	5.00%	12/01/47	604,168
2,000,000	VA Small Busn Fing Auth Priv Activity Rev Sr Transform 66 P3 Proj, AMT	5.00%	12/31/49	2,029,674
1,000,000	VA St Small Bus Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/38	1,057,816
750,000	VA St Small Busn Fing Auth Rsdl Fac Care Rev Ref Lifespire of VA	4.00%	12/01/31	746,667
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury on Chesapeake Bay	5.00%	09/01/29	1,029,697
2,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Westminster Canterbury on Chesapeake Bay, Ser A	7.00%	09/01/53	2,301,069
				11,353,906
	Washington — 1.5%
1,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/39	1,076,364
2,000,000	Port of Seattle WA Rev Ref Intermediate Lien Priv Activity, Ser C, AMT	5.00%	08/01/46	2,103,374
1,950,000	Skagit Cnty WA Pub Hosp Dist #1	5.50%	12/01/54	2,086,979
875,000	WA St Hgr Edu Facs Auth Seattle Univ Proj Rev	4.00%	05/01/45	822,963
1,500,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/43	1,576,965
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington (Continued)
$500,000	WA St Hsg Fin Commn Nonprofit Rev Radford Court & Nordheim Court Portfolio	5.50%	07/01/49	$541,365
710,000	WA St Hsg Fin Commn Nonprofit Rev Spokane Int Acad Proj, Ser A (a)	5.00%	07/01/50	696,818
952,695	WA St Hsg Fin Commn Sustainable Ctf, Ser A-1	3.50%	12/20/35	885,009
				9,789,837
	West Virginia — 0.9%
695,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (a)	5.00%	06/01/33	727,683
500,000	Monongalia Cnty WV Commn TX Incr Rev Ref Dev Dist #4 Univ Twn Centre, Ser A (a)	5.75%	06/01/43	538,305
2,000,000	S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A (d)	4.50%	06/01/50	1,594,267
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Arch Res Proj, AMT (Mandatory put 07/01/25)	4.13%	07/01/45	999,392
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	1,003,246
1,050,000	WV St Hosp Fin Auth Vandalia Hlth Grp, Ser B, AGM	5.50%	09/01/48	1,163,687
				6,026,580
	Wisconsin — 5.5%
925,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (a)	5.00%	07/15/39	934,841
1,600,000	Pub Fin Auth WI Chrt Sch Rev American Preparatory Acdmy Las Vegas 2 Proj, Ser A (a)	5.00%	07/15/54	1,565,908
795,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	4.00%	06/15/30	785,955
810,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/40	818,159
685,000	Pub Fin Auth WI Chrt Sch Rev Eno River Acdmy Proj, Ser A (a)	5.00%	06/15/54	669,375
400,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	4.00%	07/01/30	384,072
300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	6.38%	07/01/43	314,214
1,300,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	5.00%	07/01/55	1,152,936
550,000	Pub Fin Auth WI Chrt Sch Rev Founders of Acdmy Las Vegas Proj, Ser A (a)	6.75%	07/01/58	578,749
330,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	4.20%	07/15/27	330,122
375,000	Pub Fin Auth WI Chrt Sch Rev Ltd American Prep Acdmy Las Vegas Proj, Ser A (a)	5.13%	07/15/37	381,826
1,000,000	Pub Fin Auth WI Chrt Sch Rev Ref N E Carolina Preparatory Sch, Ser A	5.25%	06/15/54	1,020,199
1,000,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/43	1,008,802
1,500,000	Pub Fin Auth WI Edu Rev Coral Acdmy Science Las Vegas, Ser A	5.00%	07/01/45	1,506,315
500,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/37	500,197
200,000	Pub Fin Auth WI Edu Rev Ref Mountain Island Chrt Sch Ltd	5.00%	07/01/52	199,216
1,140,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc	5.00%	06/15/42	1,167,546
1,175,000	Pub Fin Auth WI Edu Rev Triad Eductnl Svcs Inc, Ser A	4.00%	06/15/41	1,065,497
160,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/27	163,792
1,500,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (a)	4.00%	12/01/41	1,372,621
1,000,000	Pub Fin Auth WI Hotel Rev Sr Lien Grand Hyatt San Antonio Hotel Acq Proj, Ser A	5.00%	02/01/42	1,042,660
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Wisconsin (Continued)
$1,335,000	Pub Fin Auth WI Retmnt Cmntys Rev Acts Retmnt Life Cmntys Inc Oblig Grp, Ser A	5.00%	11/15/41	$1,389,664
1,750,000	Pub Fin Auth WI Retmnt Cmntys Rev Ref Evergreens Retmnt Cmnty, Ser A	5.00%	11/15/49	1,782,412
685,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/46	632,708
65,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/43	65,117
510,000	Pub Fin Auth WI Retmnt Fac Rev Southminster (a)	5.00%	10/01/48	498,767
2,000,000	Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A (d)	6.85%	01/01/51	1,505,273
3,000,000	Pub Fin Auth WI Spl Rev Astro TX Land Projs (a)	5.50%	12/15/28	3,012,159
1,215,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.00%	05/15/31	1,231,310
1,275,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.00%	05/15/32	1,291,782
1,225,000	Pub Fin Auth WI Sr Living Rev Ref Mary’s Woods at Marylhurst Proj, Ser A (a)	5.25%	05/15/47	1,216,849
1,900,000	Pub Fin Auth WI Stdt Hsg Rev NC A&T Real Estate Fdtn LLC Proj, Ser B	5.00%	06/01/44	1,927,829
3,110,000	Pub Fin Auth WI Tax Incr Rev Miami Worldcenter Proj, Ser A (a)	5.00%	06/01/41	3,155,358
1,000,000	WI St Hlth & Eductnl Facs Auth Rev Bellin Memorial Hosp Inc, Ser A	5.50%	12/01/52	1,094,751
				35,766,981

	Total Investments — 98.8%			637,586,458
	(Cost $624,831,002)
	Net Other Assets and Liabilities — 1.2%			7,622,909
	Net Assets — 100.0%			$645,209,367

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the “Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2024, securities noted as such amounted to $179,084,387 or 27.8%
of net assets.

(b)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by the Advisor.
(c)	This issuer is in default and interest is not being accrued by the Fund.
(d)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers
(see Note 2D - Restricted Securities in the Notes to Financial Statements).

(e)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
COPS	– Certificates of Participation
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Portfolio of Investments (Continued)
July 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$637,586,458	$—	$637,586,458	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Assets and Liabilities
July 31, 2024

ASSETS:
Investments, at value	$637,586,458
Cash	847,396
Receivables:
Interest	6,761,329
Investment securities sold	485,672
Total Assets	645,680,855

LIABILITIES:
Payables:
Investment advisory fees	379,309
Investment securities purchased	92,179
Total Liabilities	471,488
NET ASSETS	$645,209,367

NET ASSETS consist of:
Paid-in capital	$669,085,999
Par value	132,500
Accumulated distributable earnings (loss)	(24,009,132)
NET ASSETS	$645,209,367
NET ASSET VALUE, per share	$48.70
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	13,250,002
Investments, at cost	$624,831,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statement of Operations
For the Year Ended July 31, 2024

INVESTMENT INCOME:
Interest	$25,532,513
Total investment income	25,532,513

EXPENSES:
Investment advisory fees	3,715,659
Total expenses	3,715,659
NET INVESTMENT INCOME (LOSS)	21,816,854

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,276,362)
Futures contracts	206,036
Net realized gain (loss)	(3,070,326)
Net change in unrealized appreciation (depreciation) on:
Investments	26,166,910
Futures contracts	(130,582)
Net change in unrealized appreciation (depreciation)	26,036,328
NET REALIZED AND UNREALIZED GAIN (LOSS)	22,966,002
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$44,782,856
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Statements of Changes in Net Assets

	Year Ended 7/31/2024	Year Ended 7/31/2023
OPERATIONS:
Net investment income (loss)	$21,816,854	$12,857,943
Net realized gain (loss)	(3,070,326)	(14,661,583)
Net change in unrealized appreciation (depreciation)	26,036,328	469,999
Net increase (decrease) in net assets resulting from operations	44,782,856	(1,333,641)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(21,326,758)	(12,644,552)
Return of capital	(270,420)	(178,777)
Total distributions to shareholders	(21,597,178)	(12,823,329)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	238,266,691	198,607,434
Cost of shares redeemed	(25,570,566)	(114,077,874)
Net increase (decrease) in net assets resulting from shareholder transactions	212,696,125	84,529,560
Total increase (decrease) in net assets	235,881,803	70,372,590

NET ASSETS:
Beginning of period	409,327,564	338,954,974
End of period	$645,209,367	$409,327,564

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	8,700,002	6,900,002
Shares sold	5,100,000	4,250,000
Shares redeemed	(550,000)	(2,450,000)
Shares outstanding, end of period	13,250,002	8,700,002
See Notes to Financial Statements

First Trust Municipal High Income ETF (FMHI)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$47.05	$49.12	$56.69	$51.93	$52.48
Income from investment operations:
Net investment income (loss)	1.94 (a)	1.82 (a)	1.50	1.59	1.64
Net realized and unrealized gain (loss)	1.62	(2.08)	(7.50)	4.83 (b)	(0.48)
Total from investment operations	3.56	(0.26)	(6.00)	6.42	1.16
Distributions paid to shareholders from:
Net investment income	(1.89)	(1.78)	(1.49)	(1.59)	(1.62)
Return of capital	(0.02)	(0.03)	(0.08)	(0.07)	(0.09)
Total distributions	(1.91)	(1.81)	(1.57)	(1.66)	(1.71)
Net asset value, end of period	$48.70	$47.05	$49.12	$56.69	$51.93
Total return (c)	7.77%	(0.44)%	(10.74)%	12.57% (b)	2.25%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$645,209	$409,328	$338,955	$283,461	$111,650
Ratio of total expenses to average net assets	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of net expenses to average net assets	0.70%	0.65%	0.55%	0.55%	0.55%
Ratio of net investment income (loss) to average net assets	4.11%	3.88%	2.87%	3.00%	3.22%
Portfolio turnover rate (d)	22%	69%	79%	19%	89%

(a)	Based on average shares outstanding.
(b)
The Fund received a reimbursement from the advisor in the amount of $469 in connection with a trade error, which represents less than $0.01 per share. Since the advisor reimbursed the Fund, there was no effect on the Fund’s total return.

(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived by the investment advisor.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Municipal High Income ETF (the “Fund”), a diversified series of the Trust, which trades under the ticker “FMHI” on Nasdaq, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The primary investment objective of the Fund is to provide federally tax-exempt income, and its secondary objective is long-term capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
Exchange-traded futures contracts are valued at the end of the day settlement price.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2024, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Futures Contracts
The Fund may purchase or sell (i.e., is long or short) exchange-listed futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in “Net realized gain (loss) on futures contracts” on the Statement of Operations.
Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of “Net change in unrealized appreciation (depreciation) on futures contracts” on the Statement of Operations. This daily fluctuation in the value of the contract is also known as variation margin and is included in “Variation margin” payable or receivable on the Statement of Assets and Liabilities.
If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments. The Fund did not hold any futures contracts at July 31, 2024.
D. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of July 31, 2024, the Fund held restricted securities as shown in the following table that the Advisor has deemed illiquid pursuant to procedures adopted by the Trust’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
Polk Cnty FL Indl Dev Auth Mineral Dev LLC Secondary Phosphate Tailings Recovery Proj, 5.88%, 01/01/33	10/23/20	$1,000,000	$94.22	$1,000,000	$942,164	0.15%
Pub Fin Auth WI Rev Sr Proton Intl AR LLC, Ser A, 6.85%, 01/01/51	12/17/21	2,000,000	75.26	1,964,047	1,505,273	0.23
S Charleston WV Spl Dist Excise Tax Ref S Charleston Park Place Proj, Ser A, 4.50%, 06/01/50	01/14/22	2,000,000	79.71	2,005,667	1,594,267	0.25
				$4,969,714	$4,041,704	0.63%
E. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$24,847	$122,735
Capital gains	—	—
Tax-exempt income	21,301,911	12,521,817
Return of capital	270,420	178,777
As of July 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$—
Accumulated capital and other gain (loss)	(36,821,174)
Net unrealized appreciation (depreciation)	12,812,042
F. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, the Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of July 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2024, for federal income tax purposes, the Fund had $36,821,174 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$(12,149)	$12,149	$—
As of July 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$624,774,416	$23,526,574	$(10,714,532)	$12,812,042
G. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of the Fund’s assets and is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Prior to October 16, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250, which was covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
Breakpoints
Fund net assets up to and including $2.5 billion	0.7000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.6825%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.6650%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.6475%
Fund net assets greater than $10 billion	0.6300%
Effective October 16, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to October 16, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were $326,140,825 and $114,021,917, respectively.
For the fiscal year ended July 31, 2024, the Fund had no in-kind transactions.
5. Borrowings
Effective February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV, First Trust Series Fund and First Trust Variable Insurance Trust, entered into a new Credit Agreement with BNY as administrative agent for a group of lenders. The borrowing rate is the higher of the federal funds effective rate and the adjusted daily simple SOFR rate plus 1.00%. The commitment amount under the credit agreement is $620 million and such commitment amount may be increased up to $700 million with the consent of one or more lenders. BNY charges on behalf of the lenders a commitment fee of 0.20% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. Prior to February 28, 2024, the Trust, on behalf of the Fund, along with First Trust Exchange-Traded Fund IV and First Trust Series Fund, had a $550 million Credit Agreement with The Bank of Nova Scotia (“Scotia”) as administrative agent for a group of lenders. Scotia charged a commitment fee of 0.25% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans and an agency fee. First Trust allocates the commitment fee and agency fee amongst the funds that have access to the credit line. To the extent that the Fund accesses the credit line, there would also be an interest fee charged. The Fund did not have any borrowings outstanding during the fiscal year ended July 31, 2024.

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
6. Derivative Transactions
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended July 31, 2024, on derivative instruments, as well as the primary underlying risk exposure associated with the instruments.

Statement of Operations Location
Interest Rate Risk Exposure
Net realized gain (loss) on futures contracts	$206,036
Net change in unrealized appreciation (depreciation) on futures contracts	(130,582)
The average notional value of futures contracts outstanding during the fiscal year ended July 31, 2024, which is indicative of the volume of this derivative type, was $15,317,456.
The Fund does not have the right to offset financial assets and financial liabilities related to futures contracts on the Statement of Assets and Liabilities.
7. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
8. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale

Notes to Financial Statements (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024
of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2025.
9. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Municipal High Income ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Municipal High Income ETF (FMHI)
July 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended July 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Municipal High Income ETF (the “Fund”). The Board approved the continuation of the Agreement for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the Fund, as well as the background and experience of the persons responsible for such services. The Board noted that the Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Fund’s investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024 (Unaudited)
provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2023, outperformed the benchmark index for the one- and five-year periods ended December 31, 2023 and underperformed the benchmark index for the three-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to the Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their

Other Information (Continued)
First Trust Municipal High Income ETF (FMHI)
July 31, 2024 (Unaudited)
exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Fund. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2024, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Fund designates the following percentages or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended July 31, 2024:

Federal and State Income Tax	Percentages
Tax-Exempt Interest Dividends	99.88%
Alternative Minimum Tax (AMT)	18.57%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2024

First Trust Exchange-Traded Fund III

First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)

First Trust Exchange-Traded Fund III
Annual Financial Statements and Other Information
July 31, 2024
Performance and Risk Disclosure
There is no assurance that any series of First Trust Exchange-Traded Fund III (the “Trust”) described in this report (each such series is referred to as a “Fund” and collectively, as the “Funds”) will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Funds’ advisor, may also periodically provide additional information on Fund performance on each Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data that provides insight into each Fund’s performance and investment approach.
The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments
July 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 100.0%
	Alabama — 4.6%
$130,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj No. 4, Ser A-1 (Mandatory put 12/01/25)	4.00%	12/01/49	$130,481
1,035,000	Black Belt Energy Gas Dist AL Gas Proj Rev Bonds Proj No 7, Ser C-1 (Mandatory put 12/01/26)	4.00%	10/01/52	1,040,089
490,000	Black Belt Energy Gas Dist AL Gas Proj Rev Proj No 6, Ser B (Mandatory put 12/01/26)	4.00%	10/01/52	492,409
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C (Mandatory put 07/01/31) (a)	5.00%	05/01/55	1,067,322
1,165,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1	5.25%	12/01/27	1,220,180
1,000,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1 (Mandatory put 06/01/29)	5.25%	02/01/53	1,062,713
1,500,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser E	5.00%	06/01/26	1,531,264
100,000	Greenville AL Pub Impt Cooperative Pub Impt Rev Greenville Funding, BAM	5.00%	03/01/25	101,039
1,000,000	Hlth Care Auth for Baptist Hlth AL Ref Affiliate of UAB Hlth Sys, Ser A	5.00%	11/15/29	1,067,207
2,000,000	Jefferson Cnty AL Swr Rev Warrants Ref Warrants	5.00%	10/01/30	2,177,707
2,470,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	2,477,014
300,000	Midcity Impt Dist AL Spl Assmnt Rev	3.88%	11/01/27	284,952
2,000,000	SE Energy Auth AL Cmdy Sply Rev Proj #1, Ser A (Mandatory put 10/01/28)	4.00%	11/01/51	2,016,292
2,095,000	SE Energy Auth AL Cmdy Sply Rev Proj #2, Ser B	4.00%	06/01/30	2,083,333
500,000	SE Energy Auth AL Cmdy Sply Rev Proj No. 3, Ser A-1	5.00%	12/01/26	509,069
2,000,000	Selma AL Indl Dev Brd Rev Var Ref Intl Paper Company Proj, Ser A (Mandatory put 10/01/24)	2.00%	11/01/33	1,990,668
				19,251,739
	Arizona — 1.5%
1,340,000	AZ Indl Dev Auth Hosp Rev Phoenix Children’s Hosp, Ser A	5.00%	02/01/35	1,459,437
500,000	AZ St Indl Dev Auth Edu Rev Acads of Math & Science Proj, Ser B (b)	5.00%	07/01/29	509,890
155,000	AZ St Indl Dev Auth Edu Rev Jerome Fac Proj Sustainable Bonds, Ser B	5.00%	07/01/29	159,122
965,000	AZ St Indl Dev Auth Edu Rev Pinecrest Acdmy Horizon Inspirada & St Rose Cmps, Ser A (b)	5.00%	07/15/28	982,233
100,000	AZ St Indl Dev Auth Edu Rev Ref Basis Schs Projs, Ser A (b)	5.00%	07/01/26	101,110
230,000	AZ St Indl Dev Auth Edu Rev Ref Doral Acdmy of Northern NV Proj, Ser A (b)	4.00%	07/15/26	229,141
500,000	AZ St Indl Dev Auth Natl Chrt Sch Revolving Loan Fd Equitable Sch Revolving Fund Sustainable Bonds, Ser A	4.00%	11/01/27	502,918
1,250,000	Chandler AZ Indl Dev Auth Indl Dev Rev Var Intel Corp Proj, Ser 2022-2, AMT (Mandatory put 09/01/27)	5.00%	09/01/52	1,289,445
1,000,000	Coconino Cnty AZ Poll Controlcorp Var Ref NV Pwr Co Proj Remk, Ser B (Mandatory put 03/31/26)	3.75%	03/01/39	996,490
95,000	Glendale AZ Indl Dev Auth Sr Living Facs Rev Ref Royal Oaks Life Care Cmnty	4.00%	05/15/29	92,411
				6,322,197
	California — 4.4%
910,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Clean Energy Proj Rev Bonds Sustainable Bond, Ser A-1 (Mandatory put 04/01/32)	5.00%	05/01/54	984,685
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$250,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1	4.00%	08/01/24	$250,000
350,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser A-1 (Mandatory put 08/01/28)	4.00%	05/01/53	353,163
1,000,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/29)	5.00%	07/01/53	1,061,609
4,500,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Sustainable Bond, Ser B-1 (Mandatory put 08/01/31)	4.00%	02/01/52	4,547,687
50,000	CA St Enterprise Dev Auth Stdt Hsg Rev M@College Proj, Ser A	5.00%	08/01/24	50,000
385,000	CA St Hlth Facs Fing Auth Rev El Camino Hosp	5.00%	02/01/33	404,655
1,250,000	CA St Hlth Facs Fing Auth Rev Initial Entrance Fees, Ser A	3.85%	11/15/27	1,254,536
1,160,000	CA St Hlth Facs Fing Auth Rev Var Ref Stanford Hlth Care, Ser A (Mandatory put 08/15/25)	3.00%	08/15/54	1,153,104
1,350,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/30/25) (b) (c)	3.95%	01/01/50	1,350,042
525,000	CA St Muni Fin Auth Mobile Home Park Rev Ref Sr Caritas Projs, Ser A	5.00%	08/15/25	530,777
100,000	CA St Muni Fin Auth Ref Palomar Hlth, Ser A, AGM, COPS	5.00%	11/01/27	105,588
1,000,000	CA St Muni Fin Auth Spl Fac Rev United Airls Inc Proj, AMT	4.00%	07/15/29	1,000,430
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Ref Wst Mgmt Inc, Ser B-1, AMT	3.00%	11/01/25	988,247
1,000,000	CA St Poll Control Fin Auth Sol Wst Disp Rev Var Wst Mgmt Proj Remk, Ser A, AMT (Mandatory put 07/02/29)	4.25%	07/01/31	1,002,833
455,000	CA St Sch Fin Auth Chrt Sch Rev Ref Classical Academies Oceanside Proj, Ser A (b)	4.00%	10/01/27	454,227
50,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/24	50,001
80,000	CA St Stwd Cmntys Dev Auth Spl Tax Rev Impt Area No. 1	4.00%	09/01/25	80,086
355,000	CA St Stwd Cmntys Dev Auth Stwd Rev Dev Auth, Ser 2021A	4.00%	09/02/25	354,673
100,000	Folsom Ranch CA Fing Auth Spl Tax Rev White Rock Springs Ranch	4.00%	09/01/26	100,401
200,000	Long Beach CA Arpt Rev Ref, Ser A, AGM	5.00%	06/01/26	207,914
730,000	Los Angeles CA Dept of Arpts Arpt Rev Subord Ref, Ser A, AMT	5.00%	05/15/29	777,762
95,000	March Jt Pwrs Redev Agy Successor Agy CA Tax Allocation Ref March Air Force Base Redev Proj, Ser A, BAM	4.00%	08/01/27	96,667
90,000	Rancho Cordova CA Cmnty Facs Dist Spl Tax Rev Grantline 208 Cmnty Fac Dt #2018-1	3.00%	09/01/24	89,912
150,000	River Islands CA Pub Fing Auth Spl Tax Ref Cmnty Facs Dt #2003-1, Ser A-1, AGM	5.00%	09/01/26	155,836
60,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/24	59,905
70,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	3.00%	09/01/25	68,768
85,000	Roseville CA Spl Tax Svsp Westpark Federico Cmnty Facs Dt No. 1	4.00%	09/01/26	84,818
65,000	San Diego CA Unif Sch Dist Ref Election 1998, Ser C-2, AGM	5.50%	07/01/25	66,665
140,000	San Francisco CA City & Cnty Arpts Commn Intl Arpt Rev Ref, 2nd Ser, Ser A	4.00%	05/01/26	142,861
200,000	San Francisco CA City & Cnty Dev Spl Tax Dist No Mission Rock Fac and Svcs, Ser A (b)	4.00%	09/01/26	199,849
175,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/25	175,115
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	California (Continued)
$100,000	San Luis Obispo CA Cmnty Facs Dist #2019-1 Spl Tax	4.00%	09/01/26	$100,182
225,000	Western Placer Wst Mgmt Auth CA Solid Wst Rev Landfill Impt Proj, Ser B	5.00%	06/01/34	237,863
				18,540,861
	Colorado — 2.7%
500,000	CO St Eductnl & Cultural Facs Auth Rev Ref & Impt Chrt Sch Univ Lab Bldg Corp (b)	5.00%	12/15/28	505,257
400,000	CO St Hlth Facs Auth Rev Commonspirit Hlth Oblig Grp, Ser A	5.00%	11/01/26	415,863
1,000,000	CO St Hlth Facs Auth Rev Ref Frasier Meadows Retmnt Cmnty Proj, Ser A	5.25%	05/15/30	1,027,827
125,000	CO St Hlth Facs Auth Rev Var Ref Intermountain Hlthcare, Ser B (Mandatory put 08/17/26)	5.00%	05/15/62	129,150
2,000,000	CO St Hlth Facs Auth Rev Var Ref Intermountain Hlthcare, Ser C (Mandatory put 08/15/28)	5.00%	05/15/62	2,132,604
1,290,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/31	1,352,771
1,000,000	Denver City & Cnty CO Arpt Rev Ref Sub Sys, Ser A, AMT	5.00%	12/01/34	1,043,319
1,000,000	Denver City & Cnty CO Arpt Rev Var Ref, Ser B2, AMT (Mandatory put 11/15/25)	5.00%	11/15/31	1,016,602
770,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/25	786,690
1,000,000	Denver City & Cnty CO Arpt Rev, Ser A, AMT	5.00%	11/15/26	1,037,229
270,000	Gold Hill Mesa Met Dist #2 CO Ltd Tax & Spl Rev Ref, Ser A, BAM	5.00%	12/01/25	274,819
500,000	Sand Creek CO Met Dist Ref Ltd Tax, Ser A	4.00%	12/01/31	496,182
1,055,000	Traditions CO Met Dist #2 Ref, BAM	5.00%	12/01/32	1,094,745
				11,313,058
	Connecticut — 2.0%
215,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser A	5.00%	07/01/30	229,972
50,000	CT St Hlth & Eductnl Facs Auth Rev Hartford Hlthcare, Ser E	5.00%	07/01/25	50,063
135,000	CT St Hlth & Eductnl Facs Auth Rev Ref Yale Univ, Ser A-2 (Mandatory put 07/01/26)	2.00%	07/01/42	130,843
1,700,000	CT St Hlth & Eductnl Facs Auth Rev Var Remk, Ser A (Mandatory put 02/10/26)	2.80%	07/01/48	1,688,106
1,365,000	CT St Hsg Fin Auth Ref St Supported Spl Oblig, Ser 21, AMT	4.00%	06/15/30	1,360,294
2,000,000	CT St Spl Tax Oblig Rev Transprtn Infra, Ser A	5.00%	09/01/30	2,067,462
140,000	CT St Spl Tax Oblig Rev, Ser B	5.00%	10/01/27	149,064
235,000	CT St Sustainable Bond, Ser F	5.00%	10/15/30	243,366
1,000,000	CT St, Ser B	5.00%	06/15/25	1,017,864
1,500,000	E Hartford CT Hsg Auth Multifamily Hsg Rev Var Summerfield Townhouses Proj, Ser A (Mandatory put 02/01/25)	4.25%	02/01/27	1,500,553
25,000	Univ of CT CT, Ser A	5.00%	11/01/35	26,751
				8,464,338
	District of Columbia — 0.5%
1,000,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/28	1,057,914
1,060,000	Met Washington DC Arpts Auth Arpt Sys Rev Ref, Ser A, AMT	5.00%	10/01/30	1,114,366
				2,172,280
	Florida — 8.3%
110,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/24	109,889
200,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/25	199,068
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$135,000	Alachua Cnty FL Hlth Facs Auth CCRC Ref Oak Hammock at the Univ of FL Inc Proj	4.00%	10/01/26	$134,219
1,165,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Assmt Area 3A (b)	4.50%	11/01/29	1,184,692
260,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2021	2.38%	05/01/26	252,071
165,000	Babcock Ranch Cmnty Indep Spl Dist FL Spl Assmnt Rev Proj, Ser 2022	4.13%	05/01/27	164,791
105,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	2.63%	05/01/26	102,303
645,000	Berry Bay CDD FL Spl Assmnt Rev Assmnt Area One	3.13%	05/01/31	599,542
155,000	Black Creek FL CDD Spl Assmnt Expansion Area Proj	4.80%	06/15/27	157,024
1,125,000	Broward Cnty FL Arpt Sys Rev, Ser A, AMT	5.25%	10/01/24	1,126,698
400,000	Broward Cnty FL Port Facs Rev, AMT	5.00%	09/01/24	400,468
1,285,000	Broward Cnty FL Port Facs Rev Sr Bond, Ser B, AMT	5.00%	09/01/28	1,353,484
350,000	Cross Creek N CDD FL Spl Assmnt, Ser 2022	3.40%	05/01/27	346,717
610,000	Edgewater E CDD FL Spl Assmnt Rev Assmnt Area Two	3.00%	05/01/27	589,614
155,000	Epperson N CDD FL Capital Impt Rev Assmnt Area Three, Ser A	2.45%	11/01/26	149,409
400,000	Escambia Cnty FL Envrnmntl Impt Rev Var Ref Intl Paper Company Proj, Ser B (Mandatory put 10/01/24)	2.00%	11/01/33	398,134
500,000	FL St Dept Gen Svcs Div Facs Mgmt Rev Ref FL Facs Pool, Ser A	4.00%	09/01/30	514,736
330,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/25	328,494
155,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/26	155,492
150,000	FL St Dev Fin Corp Eductnl Facs Rev River City Science Acdmy Projs, Ser A	4.00%	07/01/28	151,041
100,000	FL St Dev Fin Corp Sr Living Rev Ref Glenridge on Palmer Ranch Proj (b)	4.00%	06/01/25	99,220
1,750,000	FL St Hsg Fin Corp Var The Sailx On Vine, Ser E (Mandatory put 06/01/27)	3.80%	06/01/42	1,760,841
220,000	FL St Muni Pwr Agy Ref, Ser A	5.00%	10/01/30	227,286
1,000,000	Gainesville FL Utilities Sys Rev Var Ref Remk, Ser B (c)	4.05%	10/01/42	1,000,000
65,000	Gulfstream Polo Cmnty Dev Dist FL Spl Assmnt Phase 2 Proj	3.00%	11/01/24	64,832
380,000	Harmony FL CDD Capital Impt Rev Ref	5.00%	05/01/25	380,121
845,000	Hidden Creek N Cmnty Dev Dist FL Spl Assmnt, Ser A1	4.00%	11/01/30	844,953
105,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (b)	3.00%	05/01/25	104,097
1,100,000	Hills Minneola Cmnty Dev Dist FL Spl Assmnt Rev S Parcel Assmnt Area (b)	3.50%	05/01/31	1,050,967
750,000	Lakes By The Bay S FL CDD Assmnt Ref	5.00%	05/01/27	768,833
1,000,000	Lee Cnty FL Indl Dev Auth Hlthcare Facs Rev Shell Point, Ser 2024B-3 (Temps-50)	4.13%	11/15/29	1,002,876
350,000	Liberty Cove CDD FL Spl Assmnt Rev Assmnt Area One Proj (a)	4.80%	05/01/31	350,184
375,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area One Proj, Ser A	2.50%	05/01/26	364,201
145,000	LTC Ranch W Rsdl Cmnty Dev Dist Spl Assmnt Rev Assmnt Area Two Proj Pod 5, Ser AA2	4.85%	05/01/31	146,106
500,000	Martin Cnty FL Hlth Facs Auth Martin Mem Med Ctr (Pre- refunded maturity 11/15/24)	5.00%	11/15/45	502,365
2,035,000	Miami-Dade Cnty FL Sch Brd Ref, Ser C, COPS	5.00%	02/01/32	2,081,464
4,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/30	4,279,557
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$205,000	Mirada II Cmnty Dev Dist FL Cap Impt Rev	2.50%	05/01/26	$198,761
1,770,000	Palm Beach Cnty FL Hlth Facs Auth Ref Acts Retmnt Life Cmntys Inc Oblig Grp	5.00%	11/15/32	1,811,747
500,000	Parrish Lakes CDD Capital Impt Rev Assmnt Area Three	5.00%	05/01/31	500,987
125,000	Pine Isle Cmnty Dev Dist FL Spl Assmnt 2021 Proj (b)	2.38%	12/15/26	121,118
415,000	Rhodine Road N CDD FL Spl Assmnt 2019 Assmnt Area	4.00%	05/01/30	418,325
145,000	Saint Johns Cnty FL Indl Dev Auth Sr Living Rev Ref Vicar’s Landing Proj, Ser A	4.00%	12/15/24	144,494
450,000	Saltleaf CDD FL Capital Impt Rev	4.75%	05/01/31	451,649
960,000	San Simeon Cmnty Dev Dist FL Spl Assmnt (b)	3.75%	06/15/31	925,510
240,000	Sarasota Natl FL CDD Spl Assmnt Ref	3.00%	05/01/25	238,390
740,000	Shell Point Cmnty Dev Dist FL Spl Assmnt (b)	4.50%	11/01/29	748,668
105,000	Shingle Creek at Bronson CDD FL Spl Assmnt	2.50%	06/15/26	102,252
235,000	Silver Palms W CDD FL Spl Assmnt 2022 Proj	2.60%	06/15/27	224,919
145,000	Six Mile Creek FL CDD Capital Impt Rev Assmnt Area 3 Phase 1	2.50%	05/01/26	141,338
465,000	Summer Woods CDD FL Spl Assmnt Area Two 2020 Proj	3.30%	05/01/31	435,384
870,000	The Heights CDD FL Spl Assmnt Rev CDD	4.00%	01/01/28	869,145
325,000	Timber Creek SW CDD FL Spl Assmnt Area Two Proj	2.35%	12/15/26	312,325
780,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/26	774,793
825,000	Tolomato FL CDD Ref 2022A Assmnt Area, Ser A, AGM	3.00%	05/01/28	813,699
250,000	Two Rivers W CDD FL Spl Assmnt Proj, Ser 2024 (b)	4.80%	05/01/31	251,201
190,000	V-Dana CDD FL Spl Assmnt CDD Assmnt Area One 2021 Proj	2.60%	05/01/26	185,072
660,000	Veranda CDD II FL Spl Assmnt Rev Ref Assmt Area 3 Preserve E Proj	4.25%	05/01/31	665,682
225,000	Villamar CDD FL Spl Assmnt	4.00%	05/01/29	224,796
425,000	Volusia Cnty FL Eductnl Fac Auth Stetson Univ Inc Proj	5.00%	06/01/30	455,631
130,000	Westside Haines City CDD Spl Assmnt Area One Proj	2.50%	05/01/26	126,313
				34,587,988
	Georgia — 6.2%
2,000,000	Atlanta GA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/26	2,065,030
1,660,000	Bartow Cnty GA Dev Auth Var GA Pwr Comp Plant Bowen Proj Remk (Mandatory put 08/19/25)	2.88%	08/01/43	1,641,187
250,000	Bartow Cnty GA Dev Auth Var Ref GA Pwr Co Plt Bowen Proj Remk, First Ser (Mandatory put 03/08/28)	3.95%	12/01/32	256,063
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev GA Pwr Co Plant Vogtle Proj Remk, 1st Ser (c)	4.30%	11/01/48	1,000,000
875,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plant Vogtle Proj Remk, 5th Ser (Mandatory put 06/13/28)	3.70%	10/01/32	889,572
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Vogtle, 1st Ser (c)	4.25%	07/01/49	1,000,000
1,100,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (c)	4.25%	11/01/52	1,100,000
1,500,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj Remk, 1st Ser (Mandatory put 03/12/27)	3.38%	11/01/53	1,501,693
250,000	Columbia Cnty GA Hosp Auth Rev Anticipation Ctfs Wellstar Hlth Sys Inc Proj, Ser B	5.00%	04/01/27	262,477
735,000	GA St Ref Bid Grp 3, Ser C	4.00%	07/01/25	742,245
240,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	05/15/25	241,874
2,000,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/29	2,099,359
4,265,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/27)	4.00%	07/01/52	4,298,634
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Georgia (Continued)
$510,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 12/01/29)	4.00%	09/01/52	$514,468
2,180,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A (Mandatory put 09/01/31)	5.00%	05/01/54	2,341,684
800,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B	5.00%	06/01/26	818,385
1,290,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser C (Mandatory put 09/01/26)	4.00%	03/01/50	1,294,924
100,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser D (Mandatory put 12/01/30)	5.00%	05/01/54	106,141
1,000,000	Monroe Cnty GA Dev Auth Poll Control Rev GA Pwr Co Plant Scherer Proj Remk, 1st Ser	2.25%	07/01/25	981,746
1,700,000	Monroe Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Plt Scherer Proj Remk, 2nd Ser (Mandatory put 03/06/26)	3.88%	10/01/48	1,716,356
200,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J Bonds, Ser A, AGM	5.00%	07/01/30	218,153
200,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj J, Ser A, AGM	5.00%	07/01/26	206,541
405,000	Muni Elec Auth of GA Plant Vogtle Units 3&4 Proj M, Ser A, AGM	5.00%	07/01/28	431,826
150,000	Muni Elec Auth of GA Ref Subord General Resolution Projs, Ser A	4.00%	01/01/25	150,458
				25,878,816
	Guam — 0.1%
250,000	Guam Govt Busn Privilege Tax Rev Ref, Ser F	5.00%	01/01/28	261,371
	Idaho — 0.3%
1,250,000	ID St Hlth Facs Auth Hosp Rev Var Che Trinity Hlth Credit Grp Remk, Ser ID (Mandatory put 11/01/24) (c)	3.70%	12/01/48	1,250,000
	Illinois — 7.3%
590,000	Bolingbrook IL Ref, Ser A, AGM	5.00%	01/01/32	616,512
115,000	Chicago IL Brd of Edu Chicago Sch Reform Brd, Ser A, NATL-RE	5.50%	12/01/26	117,708
110,000	Chicago IL Brd of Edu Ref, Ser A	5.00%	12/01/26	112,457
625,000	Chicago IL Brd of Edu Sustainable Bond, Ser E	5.13%	12/01/32	626,370
500,000	Chicago IL Mf Hsg Rev Var Covent Apartments Proj (Mandatory put 09/01/24)	4.00%	09/01/25	500,193
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT, BAM	5.00%	01/01/27	516,527
2,000,000	Chicago IL Midway Arpt Rev Ref Sr, Ser C, AMT	5.00%	01/01/33	2,167,915
520,000	Chicago IL O’Hare Intl Arpt Rev Gen Sr Lien, Ser D, AMT	5.00%	01/01/29	534,759
500,000	Chicago IL O’Hare Intl Arpt Rev Ref Sr Lien O’Hare Intl Arpt, Ser C, AMT	5.00%	01/01/26	510,200
100,000	Chicago IL Ref 2003B Remk (Pre-refunded maturity 01/01/25)	5.13%	01/01/27	100,725
65,000	Chicago IL Ref, Ser C, CABS	(d)	01/01/25	63,975
70,000	Chicago IL Unrefunded, Ser A	5.00%	01/01/26	70,287
2,230,000	Chicago IL Wtrwks Rev Ref 2nd Lien, AGM	5.25%	11/01/34	2,352,195
80,000	Chicago IL, Ser A (Pre-refunded maturity 01/01/25)	5.00%	01/01/26	80,506
675,000	Cook Cnty IL Sales Tax Rev Ref, Ser A	5.00%	11/15/29	737,698
205,000	Glencoe IL, Ser A	3.00%	12/15/28	203,618
345,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Fac Proj	5.00%	10/01/24	345,667
1,265,000	IL St Fin Auth Rev Centegra Hlth Sys, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/39	1,266,792
225,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/27	234,952
2,000,000	IL St Fin Auth Rev Ref Ascension Hlth Credit Grp, Ser C	5.00%	02/15/30	2,086,736
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Illinois (Continued)
$1,000,000	IL St Fin Auth Rev Ref Rush Univ Med Ctr, Ser A	5.00%	11/15/24	$1,004,306
2,000,000	IL St Hsg Dev Auth Mf Hsg Rev Var 6900 Crandon (Mandatory put 02/01/26)	5.00%	02/01/27	2,046,851
1,000,000	IL St Hsg Dev Auth Mf Hsg Rev Var Berry Manor (Mandatory put 09/01/24)	4.00%	09/01/25	1,000,597
625,000	IL St Hsg Dev Auth Mf Hsg Rev Var S Shore (Mandatory put 06/01/25)	4.00%	06/01/26	627,451
2,000,000	IL St Muni Elec Agy Pwr Sply Ref, Ser A	5.00%	02/01/26	2,034,064
550,000	IL St Ref, Ser B	5.00%	03/01/25	555,613
500,000	IL St Sales Tax Rev Ref, Subser C, BAM	4.00%	06/15/27	504,811
180,000	IL St Toll Hwy Auth Sr, Ser B	5.00%	01/01/33	185,140
250,000	IL St, Ser B	5.00%	05/01/28	265,498
2,445,000	IL St, Ser C	5.00%	11/01/29	2,568,496
710,000	Railsplitter IL Tobacco Stlmt Auth (Pre-refunded maturity 06/01/26)	5.00%	06/01/27	733,971
1,055,000	Rock Island Cnty IL Sch Dist #41 Rock Island, BAM	5.00%	12/01/29	1,121,667
585,000	Sales Tax Securitization Corp IL Ref Sales Tax Securitiztn, Ser A	5.00%	01/01/29	616,694
2,750,000	Schaumburg IL Ref	4.00%	12/01/24	2,756,566
355,000	Springfield IL Elec Rev Ref Sr Lien	5.00%	03/01/26	357,814
1,000,000	Wauconda IL Spl Svc Area #1 Spl Tax Ref, BAM	5.00%	03/01/33	1,006,370
				30,631,701
	Indiana — 3.9%
125,000	IN Bond Bank Rev Hamilton Co Projs, CABS	(d)	01/15/26	118,289
1,000,000	IN St Fin Auth Econ Dev Rev Var Ref Rep Svcs Inc Proj Remk, Ser B (Mandatory put 09/03/24) (c)	3.90%	05/01/28	1,000,656
2,000,000	IN St Fin Auth Envrnmntl Facs Rev Var Ref IN Pwr & Light Co Proj, Ser A	1.40%	08/01/29	1,728,267
520,000	IN St Fin Auth Envrnmntl Rev Ref Var Duke Energy IN Inc Proj Remk, Ser A-1, AMT (Mandatory put 06/01/32)	4.50%	05/01/35	522,610
1,480,000	IN St Fin Auth Hlth Fac Rev Margaret Mary Hlth Proj, Ser A	5.00%	03/01/30	1,556,751
1,985,000	IN St Fin Auth Hlth Sys Rev IN Univ Hlth Oblig Grp, Ser B (Mandatory put 07/01/25)	2.25%	12/01/58	1,955,576
80,000	IN St Fin Auth Rev BHI Sr Living, Ser A	4.00%	11/15/26	80,169
315,000	IN St Fin Auth Rev Cmnty Fdtn of NW IN Ref	5.00%	03/01/31	318,142
2,000,000	IN St Hsg & Cmnty Dev Auth Sf Mtge Rev Var Remk, Ser C-3 (c)	4.05%	07/01/47	2,000,000
1,000,000	Rockport IN Poll Control Rev Ref AEP Generating Company Proj Remk, Ser A	3.13%	07/01/25	989,699
1,000,000	Rockport IN Poll Control Rev Ref AEP Generating Company Proj Remk, Ser B	3.13%	07/01/25	989,699
3,610,000	Rockport IN Poll Control Rev Ref IN MI Pwr Co Proj Remk, Ser A	3.05%	06/01/25	3,587,483
1,525,000	Whiting IN Envrnmntl Facs Rev Ref BP Products N America Inc Proj, Ser A, AMT (Mandatory put 06/05/26)	5.00%	12/01/44	1,557,225
				16,404,566
	Kansas — 1.6%
1,000,000	Dodge City KS Temp Nts, Ser 2023-1	4.13%	09/01/25	1,000,654
2,660,000	Johnson Cnty KS Unif Sch Dist #512 Shawnee Mission Ref, Ser A	3.25%	10/01/28	2,660,823
1,650,000	Olathe KS Temp Nts, Ser A	5.00%	08/01/24	1,650,000
1,370,000	Wyandotte Cnty KS Kansas City Unif Govt Spl Oblg Rev Ref Sales Tax KS Intl Speedway Corp Proj	5.00%	12/01/25	1,376,259
				6,687,736
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kentucky — 2.0%
$240,000	KY St Econ Dev Fin Auth Hlth Sys Rev Norton Hlthcare Inc, Ser B, CABS, NATL-RE	(d)	10/01/25	$228,506
20,000	KY St Econ Dev Fin Auth Ref Owensboro Hlth, Ser A	5.00%	06/01/25	20,064
1,070,000	KY St Interlocal Sch Transprtn Assn Equipment Lease Re, COPS	4.00%	03/01/29	1,099,470
300,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/25	304,750
175,000	KY St Muni Pwr Agy Pwr Sys Rev Ref, Ser A, NATL-RE	5.00%	09/01/30	177,129
1,060,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/28	1,101,372
325,000	KY St Pub Energy Auth Gas Sply Rev Var, Ser C (Mandatory put 02/01/28)	4.00%	02/01/50	326,832
190,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/30	194,542
100,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/24	100,261
330,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Ref Norton Hlthcare Inc, Ser A	5.00%	10/01/25	336,426
200,000	Louisville & Jefferson Cnty KY Met Govt Hlth Sys Rev Var Norton Hlthcare Inc, Ser C (Mandatory put 10/01/26)	5.00%	10/01/47	205,430
2,100,000	Meade Cnty KY Indl Bldg Rev Var Nucor Steel Brandenburg Proj Sustainable Bond, Ser B-1 (c)	4.80%	08/01/61	2,100,000
1,195,000	Paducah KY Elec Plant Brd Rev Ref, Ser A, AGM	5.00%	10/01/30	1,236,605
1,000,000	Trimble Cnty KY Envrnmntl Facs Rev Var Louisville Gas & Elec Co Proj, Ser A, AMT (Mandatory put 06/01/27)	4.70%	06/01/54	1,007,805
				8,439,192
	Louisiana — 1.1%
1,200,000	LA St Loc Govt Envrnmntl Facs & Cmnty Dev Auth Rev Ref Hosp Womans Fdtn Proj, Ser A	5.00%	10/01/33	1,239,607
1,150,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (b)	5.00%	10/01/43	1,162,190
455,000	New Orleans LA Aviation Brd, Ser B, AMT	5.00%	01/01/31	456,623
1,000,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk, Ser 2011 (Mandatory put 06/01/25) (b)	5.85%	08/01/41	1,015,198
640,000	Saint John the Baptist Parish LA Rev Var Ref Marathon Oil Corp Proj Remk, Subser 2017B-2 (Mandatory put 07/01/26)	2.38%	06/01/37	621,787
				4,495,405
	Maine — 0.2%
1,000,000	ME St Fin Auth Sol Wst Disp Rev Casella Waste Sys Proj, AMT (Mandatory put 08/01/25) (b)	5.13%	08/01/35	1,005,851
	Maryland — 1.1%
1,550,000	MD St Econ Dev Corp Var Ref Constellation Energy Grp Proj Remk, Ser B (Mandatory put 04/03/28)	4.10%	10/01/36	1,587,100
1,000,000	MD St First Ser	4.00%	06/01/29	1,000,078
100,000	MD St Hlth & Hgr Eductnl Facs Auth Rev Ref Stevenson Univ Proj, Ser A	5.00%	06/01/28	103,812
925,000	MD St Stadium Auth Rev Football Stadium Issue, Ser A	5.00%	03/01/25	935,739
1,000,000	MD St Transprtn Auth Passenger Fac Charge Baltimore Washington Intl Thurgood Marshall Arpt, AMT	5.00%	06/01/25	1,013,703
				4,640,432
	Massachusetts — 0.0%
150,000	MA St Bay Transprtn Auth Sales Tax Rev Unrefunded Subord Sustainable Bonds, BANS	4.00%	05/01/25	151,299
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan — 1.6%
$220,000	Detroit MI	5.00%	04/01/26	$226,270
435,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref 2nd Lien, Ser C	5.00%	07/01/36	445,108
500,000	Great Lakes MI Wtr Auth Sewage Disposal Sys Rev Ref Sr Lien, Ser B	5.00%	07/01/31	516,486
140,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Second Lien, Ser D	5.00%	07/01/36	143,253
400,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Sr Lien Bonds, Ser B	5.00%	07/01/29	438,785
1,155,000	MI St Fin Auth Rev Multi Modal McLaren Hlth Care, Ser A	5.00%	02/15/29	1,239,799
85,000	MI St Fin Auth Rev Ref Henry Ford Hlth Sys	4.00%	11/15/36	84,513
155,000	MI St Fin Auth Rev Ref Hosp McLaren Hlth Care, Ser A	5.00%	05/15/27	156,630
1,790,000	MI St Fin Auth Rev Var Trinity Hlth Credit Grp, Ser B (Mandatory put 12/01/28)	5.00%	12/01/43	1,903,432
500,000	MI St Fin Auth Rev, Ser A-1 (a)	5.00%	07/21/25	507,846
1,000,000	MI St Strategic Fund Ltd Oblg Rev Var DTE Electric Company Exempt Fac Proj, Ser 2023DT, AMT (Mandatory put 06/03/30)	3.88%	06/01/53	1,007,498
				6,669,620
	Minnesota — 2.2%
2,250,000	Buffalo MN Indep Sch Dist #877	3.00%	02/01/29	2,195,753
3,510,000	Hennepin Cnty MN Sales Tax Rev Ref 1st Lien Ballpark Proj, Ser A	5.00%	12/15/30	3,657,673
1,000,000	Minneapolis MN Mf Rev Var Greenway Apartments Proj (Mandatory put 08/01/24)	2.70%	08/01/25	1,000,000
2,500,000	MN Muni Gas Agy Cmdy Sply Rev, Ser A	4.00%	12/01/25	2,520,825
				9,374,251
	Missouri — 1.8%
1,000,000	Kansas City MO Indl Dev Auth Arpt Spl Oblig Kansas City Intl Arpt, Ser A, AMT	5.00%	03/01/30	1,068,904
1,230,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref Saint Lukes Hlth Sys Inc	4.00%	11/15/33	1,233,709
1,000,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Ref, Ser C (Mandatory put 05/01/28)	5.00%	05/01/52	1,063,484
400,000	MO St Hlth & Eductnl Facs Auth Hlth Facs Rev Var SSM Hlth, Ser F (c)	3.95%	06/01/36	400,000
760,000	MO St Hlth & Eductnl Facs Auth Lutheran Sr Svcs Projs	4.00%	02/01/28	768,417
500,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/29	528,411
485,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/30	517,604
1,485,000	Pettis Cnty MO Sch Dist Sedalia Lease Cops Sedalia Sch Dist No.200 of Pettis Cnty, MO Proj	5.00%	04/15/29	1,581,176
575,000	Saint Louis Cnty MO Pattonville Sch Dist #R-3	4.00%	03/01/25	578,511
				7,740,216
	Montana — 0.5%
2,000,000	Forsyth Mt Poll Control Rev Ref Northwestern Corp Colstrip Proj	3.88%	07/01/28	2,021,913
	Nebraska — 0.7%
1,000,000	Centrl Plains Energy Proj NE Gas Proj Rev Var Ref Proj #4, Ser A (Mandatory put 11/01/29)	5.00%	05/01/54	1,056,804
400,000	Muni Energy Agy of NE Ref	5.00%	04/01/28	416,480
250,000	Omaha NE Pub Dist Elec Rev Ref Sys, Ser A	5.00%	02/01/28	256,946
1,235,000	Omaha NE Pub Facs Corp Lease Rev, Ser A	4.00%	04/15/25	1,241,760
				2,971,990
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Nevada — 0.5%
$120,000	Clark Cnty NV Sch Dist Bldg Cr, Ser B, AGM	5.00%	06/15/31	$128,753
260,000	Las Vegas NV Spl Impt Dist #808 & #810 Ref	5.00%	06/01/28	260,114
980,000	Las Vegas NV Spl Impt Dist #812 Loc Impt Summerlin Vlg 24	5.00%	12/01/31	984,489
225,000	Las Vegas NV Spl Impt Dist #816 Summerlin Vlg 22	2.00%	06/01/26	214,703
470,000	NV Dept of Busn & Industry NV Doral Acdmy, Ser A	5.00%	07/15/27	473,694
				2,061,753
	New Hampshire — 0.5%
1,000,000	Natl Fin Auth NH Hlthcare Facs Rev Var Novant Hlth Oblig Grp, Ser B (c)	4.10%	11/01/64	1,000,000
1,175,000	Natl Fin Auth NH Pollution Control Rev Ref NY St Elec & Gas Corp Proj, Ser A, AMT	4.00%	12/01/28	1,174,930
				2,174,930
	New Jersey — 2.1%
1,000,000	Casino Reinvestment Dev Auth NJ Luxury Tax Rev Ref, AGM	5.00%	11/01/29	1,004,708
2,000,000	NJ St	2.00%	06/01/29	1,806,030
250,000	NJ St Covid-19 Go Emergency Bonds, Ser A	4.00%	06/01/30	264,138
580,000	NJ St Econ Dev Auth Rev Portal N Bridge Proj NJ Transit Transprtn Proj Bonds, Ser A	5.00%	11/01/26	604,812
2,000,000	NJ St Hlth Care Facs Fing Auth Rev Ref Rwj Barnabas Hlth Oblig Grp Issue, Ser B-2 (Mandatory put 07/01/25)	5.00%	07/01/42	2,029,665
965,000	NJ St Hlth Care Facs Fing Auth Rev Ref Rwj Barnabas Hlth Oblig Grp Issue, Ser B-3 (Mandatory put 07/01/26)	5.00%	07/01/45	993,837
2,275,000	NJ St Transprtn Trust Fund Auth Cap Apprec Transprtn Sys, Ser C, AMBAC	(d)	12/15/25	2,172,407
				8,875,597
	New Mexico — 0.5%
2,000,000	Farmington NM Poll Control Rev Var Ref Pub Svc Co NM San Juan Proj Remk, Ser D (Mandatory put 06/01/28)	3.90%	06/01/40	2,028,538
	New York — 2.9%
305,000	Batavia Town NY, BANS	4.00%	03/05/25	306,378
2,000,000	Chautauqua Cnty NY Capital Res Corp Exempt Facs Rev Var Ref NRG Energy Proj Remk (Mandatory put 04/03/28)	4.25%	04/01/42	2,026,383
1,500,000	Elmira City NY Sch Dist, BANS	4.50%	06/13/25	1,516,167
285,000	Kings Park NY Centrl Sch Dist, Ser B	3.00%	07/15/31	271,303
125,000	Long Beach NY, Ser B	5.50%	07/15/25	127,008
1,000,000	Met Transprtn Auth NY Rev Var Ref Remk, Ser D, 2002D-2A-1 (c)	4.10%	11/01/32	1,000,000
2,000,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds, Ser F-2A (Mandatory put 12/22/26)	3.40%	11/01/62	1,992,594
340,000	New York City NY Transitional Fin Auth Bldg Aid Rev Ref Fiscal 2018, Ser S-1	5.00%	07/15/35	354,779
2,000,000	NY St Transprtn Dev Corp Spl Fac Rev Delta Air Lines Inc Laguardia Arpt Terminals C&D Redev, AMT	5.00%	01/01/25	2,007,977
305,000	NY St Transprtn Dev Corp Spl Fac Rev Ref American Airls Inc John F Kennedy Intl Arpt Proj, AMT	2.25%	08/01/26	295,566
1,180,000	Port Auth of NY & NJ NY Ref, 194th Ser	5.00%	10/15/34	1,205,435
1,100,000	Tioga NY Centrl Sch Dist, BANS	4.50%	06/27/25	1,111,753
				12,215,343
	North Carolina — 3.2%
400,000	Charlotte Mecklenburg NC Hosp Auth Hlth Care Sys Rev Var Atrium Hlth Remk, Ser D (Mandatory put 06/15/27)	3.63%	01/15/48	398,694
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	North Carolina (Continued)
$250,000	Charlotte NC Arpt Rev, Ser A	5.00%	07/01/30	$263,155
1,000,000	Columbus Cnty NC Indl Facs & Poll Control Fing Auth Rev Var Ref Intl Paper Co Proj, Ser A (Mandatory put 06/16/25)	1.38%	05/01/34	978,472
400,000	NC St Capital Facs Fin Agy Eductnl Facs Rev Ref High Point Univ	5.00%	05/01/28	420,908
1,000,000	NC St Grant Anticipation Rev Vehcl, GARVEE	5.00%	03/01/26	1,010,577
2,800,000	NC St Hsg Fin Agy Mf Hsg Rev Var Fitch Irick Portfolio (Mandatory put 04/01/28)	5.00%	04/01/29	2,950,123
3,435,000	NC St Med Care Commn Hosp Rev Caromont Hlth, Ser B (Mandatory put 02/01/26)	5.00%	02/01/51	3,516,479
525,000	NC St Med Care Commn Retmnt Facs Rev United Methodist Retmnt Homes, Ser 2024B-2	3.75%	10/01/28	524,779
170,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/29	180,652
1,500,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/34	1,542,867
1,580,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/35	1,622,149
				13,408,855
	North Dakota — 0.8%
2,000,000	Cass Cnty ND Jt Wtr Res Dist Ref and Impt, Ser A	3.45%	04/01/27	2,012,554
1,400,000	ND St Hsg Fin Agy Sustainable Bonds, Ser C	3.45%	01/01/26	1,402,680
				3,415,234
	Ohio — 4.2%
2,760,000	Franklin Cnty OH Hosp Facs Rev Var Ref Nationwide Children’s Hosp, Ser B (c)	4.05%	11/01/42	2,760,000
75,000	NE OH Med Univ Gen Recpts Ref, Ser A	5.00%	12/01/24	75,272
1,000,000	OH St Air Quality Dev Auth American Elec Pwr Co Proj Remk, Ser A (Mandatory put 10/01/29)	2.40%	12/01/38	907,090
1,000,000	OH St Air Quality Dev Auth OH Vly Elec Corp Proj Remk, Ser C (Mandatory put 11/04/25)	1.50%	02/01/26	955,390
900,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	895,783
2,700,000	OH St Air Quality Dev Auth Var OH Vly Elec Corp Proj Remk, Ser B (Mandatory put 11/01/24)	1.38%	02/01/26	2,674,380
3,115,000	OH St Air Quality Dev Auth Var Ref Duke Energy Corp Proj, Ser A, AMT (Mandatory put 06/01/27)	4.25%	11/01/39	3,141,589
200,000	OH St Hosp Fac Rev Ref Cleveland Clinic Hlth Sys, Ser A	5.00%	01/01/25	201,622
235,000	OH St Hosp Fac Rev Ref Cleveland Clinic Hlth Sys, Ser A	5.00%	01/01/33	248,755
1,750,000	OH St Hosp Rev Var Cleveland Clinic Hlth Sys Remk, Ser C (Mandatory put 05/01/28)	2.75%	01/01/52	1,703,656
1,000,000	OH St Hosp Rev Var Ref Univ Hosps Hlth Sys Inc, Ser A (c)	3.90%	01/15/45	1,000,000
1,000,000	OH St Sol Wst Rev Ref Rep Svcs Inc Pj Remk (Mandatory put 09/03/24) (c)	3.90%	11/01/35	1,000,656
1,990,000	OH St, Ser A	5.00%	02/01/31	2,047,945
				17,612,138
	Oklahoma — 0.7%
1,500,000	Canadian Cnty OK Eductnl Facs Auth Educ Facs Lease Rev Yukon Pub Sch Proj	5.00%	09/01/27	1,574,709
1,000,000	McClain Cnty OK Indep Sch Dist #1 New Castle Comb Purp	5.00%	07/01/26	1,032,515
300,000	Oklahoma Cnty OK Fin Auth Eductnl Facs Lease Rev Midwest City De City Pub Schs Proj	5.00%	10/01/26	310,870
				2,918,094
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Oregon — 1.1%
$660,000	Astoria OR Hosp Facs Auth Columbia Memorial Hosp Proj	5.00%	08/01/31	$720,714
1,070,000	OR St Article XI-P Schs Dist Capital Projs, Ser G	5.00%	12/01/30	1,118,895
260,000	Port of Portland OR Arpt Rev Portland Intl Arpt, Ser 25B, AMT	5.00%	07/01/27	270,992
1,170,000	Port of Portland OR Arpt Rev Ref Portland Intl Arpt, Ser 23	5.00%	07/01/34	1,184,578
130,000	Port of Portland OR Arpt Rev, Ser 24B, AMT	5.00%	07/01/33	133,451
260,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	5.00%	05/15/25	260,779
265,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	5.00%	05/15/26	266,918
260,000	Salem OR Hosp Fac Auth Rev Ref Capital Manor Proj	4.00%	05/15/29	254,441
100,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/25	100,915
100,000	Union Cnty OR Hosp Fac Auth Grande Ronde Hosp	5.00%	07/01/26	101,814
				4,413,497
	Pennsylvania — 4.6%
1,500,000	Allegheny Cnty PA Indl Dev Auth Envrnmtl Impt Rev Ref United States Steel Corp Proj	4.88%	11/01/24	1,503,256
2,000,000	Chester Cnty PA Indl Dev Auth Nts Avon Grove Chrt Sch	5.00%	03/01/27	2,029,523
1,000,000	Cmwlth Fing Auth PA Tobacco Master Stlmt Payment Rev Bonds	5.00%	06/01/30	1,068,975
395,000	Cumberland Cnty PA Muni Auth Prerefunded Ref Diakon Lutheran Ministries Proj (Pre-refunded maturity 01/01/25)	5.00%	01/01/38	397,990
90,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/24	90,393
170,000	E Hempfield Twp PA Indl Dev Auth Ref Willow Vly Cmntys Proj	5.00%	12/01/30	172,971
150,000	Latrobe PA Indl Dev Auth Univ Rev Ref Seton Hill Univ	5.00%	03/01/25	150,479
255,000	Lehigh Cnty PA Gen Purp Auth Revs Ref Lehigh Carbon Cmnty Clg, Ser 2016, BAM	5.00%	11/01/26	263,149
1,000,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj 2016 Remk, Ser B	2.63%	02/15/27	976,224
2,450,000	Lehigh Cnty PA Indl Dev Auth Ref Ppl Elec Util Corp Proj Remk, Ser A	3.00%	09/01/29	2,377,684
1,000,000	Montgomery Cnty PA Indl Dev Auth Exempt Facs Rev Var Constellation Energy Generation LLC Proj Ref, Ser A (Mandatory put 04/03/28)	4.10%	04/01/53	1,022,200
175,000	Montgomery Cnty PA Indl Dev Auth Ref Waverly Heights Ltd Proj	4.00%	12/01/26	174,786
210,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/27	216,480
150,000	Northampton Cnty PA Gen Purp Auth Clg Rev Ref Moravian Clg	5.00%	10/01/30	154,711
2,100,000	PA St Econ Dev Fing Auth T/E Priv Activity Rev The Penndot Major Bridges Package One Proj P3 Proj, AMT	5.00%	12/31/29	2,195,811
465,000	PA St Hsg Fin Agy Sf Mtge Rev Non Ace, Ser 123B	3.45%	10/01/32	447,797
405,000	PA St Ref, 1st Ser	5.00%	09/15/27	421,523
1,380,000	PA St Turnpike Commn Turnpike Rev Ref Mtr License Fund Enh Trn Pke Subord	5.00%	12/01/30	1,433,257
1,000,000	PA St Turnpike Commn Turnpike Rev Ref Sub	5.00%	06/01/29	1,021,513
375,000	PA St Turnpike Commn Turnpike Rev Ref Sub, Ser A	5.00%	12/01/36	385,504
1,735,000	PA St Turnpike Commn Turnpike Rev, Ser A-1	5.00%	12/01/36	1,776,409
185,000	PA St, 1st Ser 2020	5.00%	05/01/29	202,257
300,000	Philadelphia PA Auth for Indl Dev Chrt Sch Rev Ref String Theory Chrt Sch Proj (b)	5.00%	06/15/25	302,199
330,000	Philadelphia PA Auth for Indl Dev Temple Univ Rev Ref, 1st Ser 2015	5.00%	04/01/27	333,591
35,000	Philadelphia PA Ref, Ser A	5.00%	08/01/27	36,944
				19,155,626
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Puerto Rico — 0.1%
$328,000	Puerto Rico Sales Tax Fing Corp Sales Tax Rev Restructured, Ser A-1, CABS	(d)	07/01/27	$293,978
	Rhode Island — 0.4%
1,670,000	Providence RI Pub Bldgs Auth Rev, Ser A, AGM	5.00%	09/15/30	1,790,442
	South Carolina — 0.8%
355,000	Berkeley Cnty SC Assmnt Rev Nexton Impt Dist	4.00%	11/01/30	343,816
2,000,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/25	2,054,382
700,000	SC St Jobs Econ Dev Auth Econ Dev Rev Ref The Woodlands at Furman	4.00%	11/15/27	691,687
60,000	SC St Pub Svc Auth Rev Unrefunded Ref, Ser A	5.00%	12/01/24	60,292
				3,150,177
	South Dakota — 0.4%
355,000	SD St Hlth & Eductnl Facs Auth Ref Sanford Oblig Grp	5.00%	11/01/27	363,034
150,000	SD St Hlth & Eductnl Facs Auth Ref Westhills Vlg Retmnt Cmnty Issue	3.00%	09/01/26	147,418
990,000	SD St Hsg Dev Auth Ref Homeownership Mtge, Ser E, AMT	2.80%	11/01/25	975,773
				1,486,225
	Tennessee — 1.3%
350,000	Met Govt Nashville & Davidson Cnty TN Hlth & Eductnl Fac Brd Belmont Univ	5.00%	05/01/28	370,948
450,000	Met Nashville TN Arpt Auth Arpt Rev, Ser B, AMT	5.00%	07/01/27	467,882
1,595,000	TN St Energy Acq Corp Gas Rev (Mandatory put 11/01/25)	4.00%	11/01/49	1,598,200
2,500,000	TN St Energy Acq Corp Gas Rev Var Ref Gas Proj, Ser A-1 (Mandatory put 05/01/28)	5.00%	05/01/53	2,604,308
250,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/26	255,692
				5,297,030
	Texas — 11.5%
250,000	Arlington TX Hgr Edu Fin Corp Edu Rev Ref Uplift Edu, Ser A	4.00%	12/01/30	252,840
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/27	158,973
150,000	Arlington TX Hgr Edu Fin Corp Edu Rev Trinity Basin Preparatory Inc	5.00%	08/15/28	161,891
500,000	Arlington TX Hsg Fin Corp Mf Hsg Rev Var 6900 Matlok Road (Mandatory put 04/01/27)	4.50%	04/01/41	507,956
500,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/25	509,567
250,000	Austin TX Arpt Sys Rev, AMT	5.00%	11/15/28	250,531
2,000,000	Austin TX Ref	3.15%	09/01/28	1,959,467
950,000	Centrl TX Regl Mobility Auth Rev, Ser C, BANS	5.00%	01/01/27	973,752
35,000	Clifton TX Hgr Edu Fin Corp Edu Rev Idea Pub Schs, Ser B	5.00%	08/15/24	35,016
100,000	Club Muni Mgmt Dist #1 TX Spl Assmnt Rev Impt Area #2 Proj (b)	2.50%	09/01/26	95,104
207,000	Crandall TX Spl Assmnt Rev Cartwright Ranch Pub Impt Dt Impt Area #1 Proj (b)	3.38%	09/15/26	201,735
500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/27	531,120
1,000,000	Denton Cnty TX Hsg Fin Corp Var Pathway on Woodrow Apts (Mandatory put 02/01/25)	5.00%	02/01/26	1,006,086
280,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/27	296,297
295,000	Fort Bend Cnty TX Muni Util Dist #184, BAM	6.00%	04/01/28	311,984
840,000	Fort Bend TX Indep Sch Dist Ref	5.00%	08/15/26	874,684
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$1,225,000	Fort Bend TX Indep Sch Dist Var Remk, Ser A (Mandatory put 08/01/24)	2.38%	08/01/49	$1,225,000
672,000	Fort Worth TX Spl Assmnt Rev Walsh Ranch Quail Valley Impt Area #1-3 Proj, BAM	5.00%	09/01/29	718,316
465,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/25	444,062
560,000	Galveston Cnty TX Muni Util Dist #54 Ref	2.00%	12/01/27	504,751
610,000	Galveston TX Wharves & Terminal Rev Wharves & Terminal First Lien, AMT	5.25%	08/01/28	641,938
1,500,000	Grayson Cnty TX Ref	3.00%	01/01/26	1,481,224
710,000	Harris Cnty TX Cultural Edu Facs Fin Corp Ref Rev Memorial Herman Hlth Sys, Ser A	5.00%	07/01/29	771,036
400,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Ref Memorial Hermann Hlth Sys, Ser B	5.00%	07/01/31	446,557
1,340,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Memorial Hermann Hlth System, Ser B-2 (Mandatory put 12/01/24)	5.00%	07/01/49	1,350,911
230,000	Harris Cnty TX Muni Util Dist #536, BAM	5.50%	09/01/26	240,304
240,000	Harris Cnty TX Muni Util Dist #536, BAM	5.50%	09/01/27	255,662
2,000,000	Hays Cnty TX Ref	3.38%	02/15/29	1,979,756
660,000	Houston TX Arpt Sys Rev Ref Sub, Ser C, AMT	5.00%	07/01/27	686,227
1,835,000	Houston TX Arpt Sys Rev Ref Subord Lien, Ser A, AGM, AMT	5.00%	07/01/27	1,909,987
900,000	Houston TX Arpt Sys Rev Ref United Airls Inc Terminal Impt Proj, Ser B-2, AMT	5.00%	07/15/27	918,172
200,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/28	210,609
300,000	Houston TX Arpt Sys Rev Sub, Ser A, AMT	5.00%	07/01/29	318,891
1,500,000	Houston TX Cmnty Clg Ref, Ser A	5.00%	02/15/25	1,516,411
925,000	Kyle TX Spl Assmnt Rev 6 Creeks Pub Impt Dist Impt Area #1 (b)	4.13%	09/01/29	916,518
700,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/33	715,791
310,000	Lower CO River TX Auth Trans Contract Rev Ref LCRA Trans Svcs Corp Proj	5.00%	05/15/33	317,871
2,250,000	Mesquite TX Hsg Fin Corp Var Palladium Carver Living (Mandatory put 08/01/27) (a)	3.35%	08/01/29	2,249,467
300,000	N Parkway Muni Mgmt Dist #1 TX Contract Rev Legacy Hills Pub Impt Dt Phase #1A-1B Impts (b)	3.00%	09/15/26	290,780
1,000,000	N TX Tollway Auth Rev Ref 2nd Tier, Ser A	5.00%	01/01/35	1,004,755
150,000	N TX Tollway Auth Rev Ref Second Tier Bonds, Ser C	5.00%	01/01/27	156,337
105,000	N TX Tollway Auth Rev Ref Sys 1st Tier, Ser A	5.00%	01/01/25	105,386
300,000	N TX Tollway Auth Rev Second Tier, Ser B	5.00%	01/01/27	312,674
310,000	Rockwall Cnty TX Muni Util Dist #8, AGM	6.75%	10/01/35	354,051
2,075,000	San Antonio TX Hsg Trust Pub Fac Corp Mf Hsg Rev Var Palladium San Antonio (Mandatory put 07/01/27)	3.45%	07/01/29	2,077,097
1,340,000	Southmost TX Regl Wtr Auth Wtr Sply Contract Rev Ref Desalination Plant Proj, BAM	4.00%	09/01/28	1,362,745
1,000,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Ref Baylor Scott & White Hlth Proj, Ser A	5.00%	11/15/28	1,028,355
680,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Hosp Rev Var Baylor Scott & White Hlth Proj, Ser E (Mandatory put 05/15/26)	5.00%	11/15/52	698,584
300,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Christus Hlth, Ser B	5.00%	07/01/30	327,399
950,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj (a)	5.00%	10/01/30	1,035,828
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Texas (Continued)
$995,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj (a)	5.00%	10/01/31	$1,096,520
875,000	Travis Cnty TX Hsg Fin Corp Mf Hsg Rev Var Kensington Apts (Mandatory put 08/01/25)	3.75%	08/01/26	877,311
2,000,000	TX St Muni Gas Acq & Sply Corp IV, Ser A (Mandatory put 01/01/30)	5.50%	01/01/54	2,157,964
480,000	TX St Wtr Dev Brd St Wtr Implementation Fund, Ser A	5.00%	04/15/25	487,024
340,000	Univ of Houston TX Univ Revs Ref Consol, Ser C	5.00%	02/15/30	349,061
2,000,000	Univ of TX TX Univ Revs Ref, Ser B (Pre-refunded maturity 08/15/24)	5.00%	08/15/28	2,001,358
1,650,000	Univ of TX TX Univ Revs Ref, Ser H	5.00%	08/15/25	1,685,579
1,580,000	Univ of TX TX Univ Revs, Ser D	5.00%	08/15/26	1,644,602
630,000	Viridian TX Muni Mgmt Dist Unlimited Tax Road Impt Bonds, BAM	4.00%	12/01/29	636,753
760,000	Williamson Cnty TX Muni Util Dist #10 Ref, BAM	3.00%	08/01/26	748,027
				48,384,654
	Utah — 2.3%
2,000,000	Davis Cnty UT Sch Dist UT Sch Bond Guaranty Ref, Ser B	4.00%	06/01/25	2,005,046
650,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/26	669,302
1,300,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	1,348,943
700,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/28	737,656
1,000,000	Salt Lake City UT Arpt Rev, Ser A, AMT	5.00%	07/01/29	1,052,527
1,000,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/30	1,050,052
625,000	UT St Associated Muni Pwr Sys Rev Ref Horse Butte Wind, Ser A	5.00%	09/01/31	655,913
2,000,000	UT St Hsg Corp Mf Rev Var Silos On 500 (Mandatory put 08/01/27)	3.70%	08/01/43	2,011,595
				9,531,034
	Vermont — 0.0%
100,000	VT St Econ Dev Auth Solid Wst Disp Rev Var Casella Wst Sys Inc Remk, AMT (Mandatory put 04/03/28) (b)	4.63%	04/01/36	100,851
	Virginia — 3.3%
2,000,000	Arlington Cnty VA Indl Dev Auth Mf Rev Park Shirlington Apartments, Ser A	5.00%	01/01/26	2,043,583
2,500,000	Fairfax Cnty VA Redev & Hsg Auth Mf Hsg Rev Var Dominion Square N Proj (Mandatory put 01/01/28)	5.00%	01/01/45	2,588,081
600,000	Henrico Cnty VA Econ Dev Auth Rsdl Care Fac Rev Ref Westminster Canterbury Proj	5.00%	10/01/30	619,183
1,490,000	Loudoun Cnty VA, Ser B	4.00%	12/01/28	1,493,648
1,000,000	Louisa VA Indl Dev Auth Poll Control Rev Var VA Elec & Pwr Co Proj Remk, Ser A (Mandatory put 10/01/27)	3.65%	11/01/35	1,009,923
1,525,000	Norfolk VA Wtr Rev Ref	5.00%	11/01/31	1,624,367
845,000	Richmond VA Redev & Hsg Auth Mf Rev Var Townes at River South (Mandatory put 03/01/25)	4.25%	03/01/26	848,445
1,585,000	VA St Pub Bldg Auth Pub Facs Rev, Ser C, AMT	5.00%	08/01/29	1,630,769
1,000,000	VA St Small Busn Fing Auth Rev Ref Sr Lien 95 Express Lanes LLC Proj, AMT	5.00%	01/01/37	1,060,479
1,000,000	Virginia Beach VA Dev Auth Rsdl Care Fac Rev Temps 50Sm Westminster Canterbury on Chesapeake Bay, Ser B-3	5.38%	09/01/29	1,039,573
				13,958,051
See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Washington — 1.0%
$1,000,000	Port of Seattle WA Rev Intermediate Lien, Ser D, AMT	5.00%	05/01/27	$1,039,177
500,000	Port of Seattle WA Rev Ref 1st Lien, Ser B, AMT	5.00%	10/01/28	512,011
100,000	WA St Hlth Care Facs Auth Ref Seattle Cancer Care Alliance	5.00%	09/01/27	104,413
2,120,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Heron’s Key, Ser A (Pre-refunded maturity 07/01/25) (b)	7.00%	07/01/45	2,182,194
350,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/27	361,970
				4,199,765
	West Virginia — 0.8%
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Arch Res Proj, AMT (Mandatory put 07/01/25)	4.13%	07/01/45	999,392
1,000,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Ref Appalachian Pwr Co Remk, Ser 2015A (Mandatory put 06/15/28)	3.38%	03/01/40	991,998
1,500,000	WV St Econ Dev Auth Sol Wst Disp Facs Var Sr Arch Res Proj, AMT (Mandatory put 07/01/25)	5.00%	07/01/45	1,504,868
				3,496,258
	Wisconsin — 2.1%
2,000,000	Oak Creek WI, Ser B, NANS	4.00%	04/01/26	2,002,039
100,000	Pub Fin Auth WI Edu Rev Coral Acdmy of Science Las Vegas, Ser A	4.00%	07/01/26	99,751
185,000	Pub Fin Auth WI Eductnl Rev Piedmont Cmnty Chrt Sch	5.00%	06/15/25	185,904
250,000	Pub Fin Auth WI Hosp Rev Ref Carson Vly Med Ctr, Ser A (b)	3.00%	12/01/26	235,156
4,000,000	Pub Fin Auth WI Poll Control Rev Var Ref Duke Energy Progress Proj, Ser A-1 (Mandatory put 10/01/26)	3.30%	10/01/46	3,969,114
325,000	Pub Fin Auth WI Retmnt Fac Rev Ref United Methodist Retmnt Homes, Ser A	4.00%	10/01/29	328,618
115,000	Pub Fin Auth WI Rev Unrefunded Roseman Univ Hlth Sciences Proj (b)	3.00%	04/01/25	114,016
1,000,000	Pub Fin Auth WI Sol Wst Disp Rev Ref Wst Mgmt Inc Proj, Ser A-1, AMT	2.63%	11/01/25	981,694
800,000	Pub Fin Auth WI Sr Living Rev Rose Villa Proj, Ser A (Pre- refunded maturity 11/15/24) (b)	5.75%	11/15/44	804,906
				8,721,198
	Wyoming — 0.3%
250,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.00%	06/01/26	258,215
755,000	Consol Muni Elec Pwr Sys WY Jt Pwrs Brd Sys Jt Pwrs Brd Ref Electrical Sys Proj	5.25%	06/01/37	857,403
				1,115,618

	Total Investments — 100.0%			419,081,706
	(Cost $418,719,982)
	Net Other Assets and Liabilities — 0.0%			83,304
	Net Assets — 100.0%			$419,165,010

See Notes to Financial Statements

First Trust Short Duration Managed Municipal ETF (FSMB)
Portfolio of Investments (Continued)
July 31, 2024
(a)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2024. Interest will begin accruing on the security’s first settlement date.
(b)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2024, securities noted as such amounted to $17,243,920 or 4.1% of net assets.

(c)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(d)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
NANS	– Note Anticipation Notes
NATL-RE	– National Public Finance Guarantee Corp.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$419,081,706	$—	$419,081,706	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments
July 31, 2024

Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS — 100.5%
	Alabama — 2.0%
$200,000	Black Belt Energy Gas Dist AL Gas Prepay Rev Proj #5, Ser A-1	4.00%	10/01/24	$199,996
625,000	Black Belt Energy Gas Dist AL Gas Proj Rev, Ser C-1	5.25%	12/01/24	627,843
1,595,000	Lower AL Gas Dist Gas Proj Rev Bonds Proj 2 (Mandatory put 12/01/25)	4.00%	12/01/50	1,599,529
1,500,000	Tender Option Bond Trust Receipts / Ctfs Various States JPM Putters Xm1090, Ser 2022 (a) (b)	4.20%	02/01/46	1,500,000
				3,927,368
	Arizona — 1.8%
1,615,000	AZ St Transprtn Brd Excise Tax Rev Ref	5.00%	07/01/25	1,645,122
500,000	Phoenix AZ Civic Impt Corp Arpt Rev Ref Sr Lien, AMT	5.00%	07/01/25	507,552
1,410,000	Phoenix AZ Civic Impt Corp Arpt Rev Sr Lien, AMT	5.00%	07/01/25	1,431,298
				3,583,972
	California — 0.9%
200,000	CA Cmnty Choice Fing Auth Clean Energy Proj Rev Var Sustainable Bonds Clean Energy Proj, Ser C	5.00%	10/01/24	200,228
1,625,000	CA St Infra & Econ Dev Bank Rev Var Brightline W Passenger Rail Proj Remk, Ser A, AMT (Mandatory put 01/30/25) (a) (b)	3.95%	01/01/50	1,625,051
				1,825,279
	Colorado — 1.5%
265,000	CO Springs CO Sch Dist #11, BAM, COPS	5.00%	12/15/25	271,808
280,000	CO St Hlth Facs Auth Rev Ref Commonspirit Hlth, Ser B-1 (Mandatory put 08/01/25)	5.00%	08/01/49	282,258
1,125,000	CO St Hlth Facs Auth Rev Ref Sanford Hlth, Ser A	5.00%	11/01/24	1,129,593
1,230,000	CO St Ref Projs, Ser A, COPS	5.00%	09/01/24	1,232,014
				2,915,673
	Connecticut — 1.8%
1,500,000	Bridgeport CT Unrefunded 2021 Ref, Ser B, AGM	5.00%	08/15/25	1,530,023
2,000,000	CT St, Ser A	5.00%	01/15/25	2,018,431
				3,548,454
	District of Columbia — 0.6%
1,255,000	DC Rev Federal Hwy Grant Anticipation Rev Bonds, GARVEE	5.00%	12/01/24	1,262,952
	Florida — 8.1%
2,000,000	FL St Brd of Edu Pub Edu Ref Capital Outlay, Ser A	5.00%	06/01/25	2,002,994
1,250,000	Gtr Orlando FL Aviation Auth Arpt Facs Rev Unrefunded, Ser A, AMT	5.00%	10/01/25	1,273,622
380,000	Harmony FL CDD Capital Impt Rev Ref	5.00%	05/01/25	380,121
1,150,000	JEA FL Wtr & Swr Rev Ref, Ser A	5.00%	10/01/24	1,153,719
1,250,000	Lakeland FL Energy Sys Rev Ref	5.00%	10/01/25	1,277,518
685,000	Lakes By The Bay S FL CDD Assmnt Ref	5.00%	05/01/25	690,608
175,000	Lakewood Ranch FL Stewardship Dist Spl Assmnt Rev Ref Country Club E Proj, AGM	5.00%	05/01/25	177,086
750,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Cutler Vista (Mandatory put 09/01/25)	5.00%	03/01/27	762,836
750,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Emerald Dunes, Ser B (Mandatory put 09/01/25)	4.05%	09/01/26	754,528
1,000,000	Miami-Dade Cnty FL Hsg Fin Auth Mf Hsg Rev Var Running Brook Apartments (Mandatory put 01/01/26)	3.55%	01/01/27	1,000,539
3,000,000	Miami-Dade Cnty FL Indl Dev Auth Sol Wst Disp Rev Var Ref Wst Mgmt Inc Proj Remk, Ser A, AMT (Mandatory put 07/01/25)	4.50%	11/01/33	2,999,984
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Florida (Continued)
$1,000,000	Miami-Dade Cnty FL Seaport Rev Ref Sr Bonds, Ser A, AMT	5.00%	10/01/25	$1,016,597
1,620,000	N Sumter Cnty FL Util Dependent Dist Util Rev Ref	5.00%	10/01/25	1,654,726
600,000	Santa Rosa Cnty Sch Brd, Ser A, AGM, COPS	5.00%	02/01/25	605,792
455,000	Tampa FL Capital Impt Cigarette Tax Allocation H Lee Moffitt Cancer Ctr Proj, Ser A	5.00%	09/01/24	455,548
				16,206,218
	Georgia — 3.8%
750,000	Appling Cnty GA Dev Auth Var GA Pwr Co Plt Hatch Proj (b)	4.30%	09/01/41	750,000
860,000	Atlanta GA Arpt Rev, Ser B, AMT	5.00%	07/01/25	873,068
1,000,000	Atlanta GA Wtr & Wstwtr Rev Ref, Ser C	5.00%	11/01/24	1,004,385
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var GA Pwr Co Vogtle, 1st Ser (b)	4.25%	07/01/49	1,000,000
1,000,000	Burke Cnty GA Dev Auth Poll Control Rev Var Ref GA Pwr Co Plant Vogtle Proj (b)	4.25%	11/01/52	1,000,000
250,000	Main Street Nat Gas Inc GA Gas Sply Rev Var, Ser B (Mandatory put 12/02/24)	4.00%	08/01/49	250,160
540,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	03/01/25	543,241
550,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser A	5.00%	06/01/25	555,635
250,000	Main Street Nat Gas Inc GA Gas Sply Rev, Ser B	5.00%	09/01/24	250,193
1,370,000	Monroe Cnty GA Dev Auth Poll Control Rev GA Pwr Co Plant Scherer Proj Remk, 1st Ser	2.25%	07/01/25	1,344,992
				7,571,674
	Idaho — 1.3%
1,315,000	Cassia Oneida & Twin Falls Cntys ID Jt Sch Dist #151 Ref	5.00%	09/15/25	1,344,601
1,250,000	ID St Hlth Facs Auth Hosp Rev Var Che Trinity Hlth Credit Grp Remk, Ser ID (Mandatory put 11/01/24) (b)	3.70%	12/01/48	1,250,000
				2,594,601
	Illinois — 5.3%
500,000	Chicago IL Midway Arpt Rev Ref Sr Lien, Ser A, AMT	5.00%	01/01/26	510,061
1,250,000	IL St Fin Auth Centegra Hlth Sys, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/28	1,251,771
250,000	IL St Fin Auth Hlth Svcs Facs Lease Rev Univ of IL Hlth Svcs Fac Proj	5.00%	10/01/24	250,483
1,185,000	IL St Fin Auth Rev Ref Ann & Robert H Lurie Childrens Hosp	5.00%	08/15/25	1,206,888
1,020,000	IL St Fin Auth Rev Ref Rush Univ Med Ctr, Ser A	5.00%	11/15/25	1,032,824
625,000	IL St Hsg Dev Auth Mf Hsg Rev Var S Shore (Mandatory put 06/01/25)	4.00%	06/01/26	627,451
2,090,000	IL St, Ser D	5.00%	11/01/24	2,098,912
600,000	Kane Cook & DuPage Cntys IL Sch Dist #46 Elgin	5.00%	01/01/25	604,142
1,000,000	Sales Tax Securitization Corp IL Sr, Ser D	5.00%	01/01/25	1,007,361
840,000	Schaumburg IL Ref	4.00%	12/01/24	841,196
1,035,000	Winnebago Cnty IL Ref	5.00%	12/30/25	1,062,851
				10,493,940
	Indiana — 1.3%
2,500,000	IN St Fin Auth Econ Dev Rev Rep Svcs Inc Proj Remk, AMT (Mandatory put 09/03/24) (b)	4.20%	12/01/37	2,501,631
	Iowa — 0.8%
1,500,000	IA St Fin Auth Sol Wst Facs Rev Var Sustainable Gevo NW Rng LLC Renewable Natrl Gas Proj, AMT (Mandatory put 04/01/26)	3.88%	01/01/42	1,503,251
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Kansas — 1.0%
$1,000,000	Dodge City KS Temp Nts, Ser 2023-1	4.13%	09/01/25	$1,000,654
1,000,000	Johnson Cnty KS Pub Bldg Commn Lease Pur Rev Courthouse & Med Examiners Fac Proj, Ser A	5.00%	09/01/25	1,021,405
				2,022,059
	Kentucky — 3.6%
930,000	KY Bond Dev Corp Indl Bldg Rev KY Communications Network Auth Proj, BAM	5.00%	09/01/24	931,341
200,000	KY St Property & Bldgs Commn Rev Ref Proj #128, Ser A	5.00%	11/01/24	200,948
505,000	KY St Property & Bldgs Commn Rev Ref Proj #128, Ser A	5.00%	11/01/25	517,546
165,000	KY St Pub Energy Auth Gas Sply Rev Gas Sply, Ser C-1 (Mandatory put 06/01/25)	4.00%	12/01/49	165,396
500,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/25	505,397
615,000	KY St Pub Energy Auth Gas Sply Rev Ref, Ser B	5.00%	08/01/26	628,237
2,665,000	Nthrn KY Wtr Dist Rev Ref, Ser B	4.00%	02/01/25	2,676,678
1,525,000	Paducah Elec Plant Brd Ref Rev, Ser A, AGM	5.00%	10/01/24	1,528,849
				7,154,392
	Louisiana — 2.7%
1,170,000	E Baton Rouge Parish LA Swr Commn Rev Ref, Ser B (Pre- refunded maturity 02/01/25)	5.00%	02/01/30	1,182,168
1,000,000	LA St, GARVEE	5.00%	09/01/24	1,001,544
1,925,000	LA St Pub Facs Auth Sol Wst Disp Fac Rev Var Elementus Minerals LLC Proj (Mandatory put 11/01/25) (a)	5.00%	10/01/43	1,945,404
15,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/29	15,093
35,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/34	35,216
280,000	New Orleans LA Wtr Rev Ref (Pre-refunded maturity 12/01/24)	5.00%	12/01/44	281,727
1,000,000	Saint James Parish LA Rev Var Nustar Logistics LP Proj Remk, Ser 2011 (Mandatory put 06/01/25) (a)	5.85%	08/01/41	1,015,198
				5,476,350
	Maine — 0.9%
800,000	ME St Fin Auth Sol Wst Disp Rev Casella Waste Sys Proj, AMT (Mandatory put 08/01/25) (a)	5.13%	08/01/35	804,681
1,000,000	ME St Govtl Facs Auth, Ser B	5.00%	10/01/24	1,003,031
				1,807,712
	Maryland — 2.0%
925,000	MD St Stadium Auth Rev Football Stadium Issue, Ser A	5.00%	03/01/25	935,739
1,000,000	MD St Transprtn Auth Passenger Fac Charge Baltimore Washington Intl Thurgood Marshall Arpt, AMT	5.00%	06/01/25	1,013,703
2,000,000	Montgomery Cnty MD, Ser A	5.00%	12/01/25	2,011,610
				3,961,052
	Massachusetts — 2.4%
2,000,000	MA St Clg Bldg Auth Ref, Ser D (Pre-refunded maturity 05/01/25)	5.00%	05/01/41	2,030,998
1,500,000	Millbury MA, BANS	5.00%	08/30/24	1,502,273
1,260,000	Newton MA, BANS	5.00%	03/28/25	1,275,708
				4,808,979
	Michigan — 2.2%
1,000,000	Great Lakes MI Wtr Auth Wtr Sply Sys Rev Ref Sr Lien, Ser C	5.00%	07/01/25	1,018,196
1,430,000	MI St Fin Auth Rev Ref Clean Wtr Revolving Fund, Ser B	5.00%	10/01/25	1,462,970
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Michigan (Continued)
$790,000	New Haven MI Cmnty Schs Ref	3.00%	05/01/25	$788,026
1,000,000	Wayne Cnty MI Arpt Auth Rev Ref Junior Lien, Ser B, AMT	5.00%	12/01/25	1,020,467
				4,289,659
	Minnesota — 1.2%
725,000	Chaska MN Econ Dev Auth Lease Rev, Ser A	5.00%	02/01/26	746,273
1,000,000	MN St Hsg Fin Agy Calvary Ctr Apartments, Ser D	3.65%	02/01/25	999,782
700,000	MN St Hsg Fin Agy Phalen Vlg, Ser E	3.88%	08/01/25	700,914
				2,446,969
	Missouri — 1.5%
480,000	MO St Hlth & Eductnl Facs Auth Ref Lutheran Sr Svcs Projs, Ser A	5.00%	02/01/26	488,881
1,500,000	MO St Pub Util Commn Rev Nts	4.00%	12/01/24	1,500,250
1,000,000	N Kansas City MO Sch Dist #74 Ref	5.00%	03/01/26	1,031,599
				3,020,730
	Nebraska — 0.3%
500,000	Centrl Plains Energy Proj NE Gas Sply Rev Ref (Mandatory put 08/01/25)	4.00%	12/01/49	500,971
	Nevada — 0.6%
1,205,000	Clark Cnty NV Transprtn Impt, Ser B	5.00%	12/01/25	1,237,606
	New Hampshire — 0.5%
1,000,000	Natl Fin Auth NH Hlthcare Facs Rev Var Novant Hlth Oblig Grp, Ser B (b)	4.10%	11/01/64	1,000,000
	New Jersey — 4.6%
1,000,000	Evesham Twp NJ, Ser A, BANS	5.00%	09/18/24	1,002,142
2,335,000	Jersey City NJ, Ser C, BANS	5.00%	10/24/24	2,342,494
1,170,000	Newark NJ Ref, Ser A, AGM	5.00%	10/01/24	1,172,716
1,000,000	NJ St Econ Dev Auth Rev Ref, Ser B	5.00%	11/01/24	1,004,457
100,000	NJ St Hgr Edu Asst Auth Stdt Loan Rev Sr, Ser 2015-1A, AMT	5.00%	12/01/24	100,557
1,935,000	NJ St Hlth Care Facs Fing Auth Rev RWJ Barnabas Hlth Obligated Grp Issue, Ser A	5.00%	07/01/25	1,970,561
1,500,000	Woodbridge Twp NJ, BANS	4.00%	03/14/25	1,507,074
				9,100,001
	New Mexico — 0.7%
1,455,000	NM St Hosp Equipment Loan Council Hosp Rev Presbyterian Hlthcare Svcs Obligated Grp Ref Ser (Pre-refunded maturity 08/01/25)	5.00%	08/01/31	1,482,318
	New York — 8.6%
1,000,000	Homer NY Centrl Sch Dist, BANS	4.50%	06/27/25	1,011,448
1,300,000	Hoosick Falls NY Centrl Sch Dist, BANS (c)	4.50%	06/20/25	1,313,787
1,965,000	New York City NY Hsg Dev Corp Mf Hsg Rev Sustainable Dev Bonds Var, Ser F-2 (Mandatory put 07/01/25)	0.60%	05/01/61	1,907,146
2,000,000	New York City NY Transitional Fin Auth Rev Ref Sub Multi- Modal, Ser B-1	5.00%	11/01/24	2,009,982
1,500,000	NY NY Ref Remk, Ser J Subser J11	5.00%	08/01/25	1,529,800
1,295,000	NY St Transprtn Dev Corp Spl Fac Rev Ref Terminal 4 JFK Intl Arpt Proj, Ser A, AMT	5.00%	12/01/24	1,299,876
1,200,000	Port Auth of NY & NJ NY Ref, Ser 226, AMT	5.00%	10/15/25	1,225,587
1,000,000	Rochester NY, Ser III, BANS	5.00%	07/31/25	1,018,088
1,595,000	Suffolk Cnty NY, Ser A, BAM	5.00%	06/15/25	1,623,493
1,500,000	Tioga NY Centrl Sch Dist, BANS	4.50%	06/27/25	1,516,026
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	New York (Continued)
$830,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax Prerefunded, Ser A, BANS	5.00%	08/15/24	$830,583
670,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax Prerefunded, Ser A, BANS	5.00%	08/15/24	670,484
1,200,000	Triborough NY Bridge & Tunnel Auth Payroll Mobility Tax, Ser B, BANS	5.00%	12/16/24	1,208,139
				17,164,439
	North Carolina — 3.1%
1,000,000	NC St Capital Facs Fin Agy Rev Ref Duke Univ, Ser B (Pre- refunded maturity 10/01/25)	5.00%	10/01/55	1,023,636
1,630,000	NC St Dept Grant Anticipation Rev	5.00%	03/01/25	1,649,588
1,350,000	NC St Turnpike Auth Ref Sr Lien, AGM	5.00%	01/01/26	1,384,698
1,080,000	NC St Univ at Raleigh Ref Gen	5.00%	10/01/25	1,105,276
1,000,000	Raleigh Durham NC Arpt Auth Arpt Rev Ref, Ser A, AMT	5.00%	05/01/26	1,028,400
				6,191,598
	Ohio — 2.7%
2,000,000	Hamilton OH, BANS	4.50%	12/19/24	2,006,859
500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser B, AMT (Mandatory put 10/01/24)	2.10%	07/01/28	497,657
1,500,000	OH St Air Quality Dev Auth Ref American Elec Pwr Company Proj Remk, Ser C, AMT (Mandatory put 10/01/24)	2.10%	04/01/28	1,492,972
1,400,000	OH St Hosp Fac Rev Ref Cleveland Clinic Hlth Sys, Ser A	5.00%	01/01/25	1,411,354
				5,408,842
	Oregon — 3.3%
1,500,000	OR St Article XI-Q State Projs, Ser J	5.00%	11/01/24	1,507,562
1,790,000	OR St Dept of Transprtn Hwy User Tax Rev Ref Sr Lien, Ser A	5.00%	11/15/24	1,800,101
685,000	OR St Ref, Ser I	5.00%	08/01/25	699,221
2,500,000	Portland OR Wtr Sys Rev Ref Second Lien, Ser B	5.00%	05/01/25	2,538,561
				6,545,445
	Pennsylvania — 4.4%
1,530,000	PA Ref, 1st Ser, AGM	5.00%	09/15/25	1,567,174
2,580,000	PA St Turnpike Commn Turnpike Rev, Ser A (Forward refunding maturity 12/01/24)	5.00%	12/01/38	2,593,257
1,250,000	Philadelphia PA Arpt Rev Ref, Ser B, AMT	5.00%	07/01/25	1,267,861
300,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/24	300,457
275,000	Riverside PA Sch Dist Ref, BAM	4.00%	10/15/25	277,834
785,000	Scranton PA Sch Dist Ref	5.00%	12/01/24	789,029
2,000,000	Tender Option Bond Trust Receipts / Ctfs Various States JPM Putters Xm1120, AGM (a) (b)	4.22%	10/01/26	2,000,000
				8,795,612
	South Carolina — 0.7%
550,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/24	553,301
740,000	Greenville Cnty SC Sch Dist Installment Pur Rev Ref SC Proj	5.00%	12/01/25	760,121
				1,313,422
	Tennessee — 3.4%
2,000,000	Knoxville TN Wstwtr Sys Rev, Ser A	4.00%	04/01/25	2,013,339
1,500,000	Shelby Cnty TN Hlth Eductnl & Hsg Facs Brd Rev Var Methodist Le Bonheur Hlthcare Remk, Ser B, AGM (b)	4.05%	06/01/42	1,500,000
1,300,000	Tennergy Corp TN Gas Rev, Ser A (Mandatory put 10/01/24)	5.00%	02/01/50	1,303,940
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Tennessee (Continued)
$910,000	TN St Energy Acq Corp Gas Rev, Ser A	5.25%	09/01/24	$911,189
1,000,000	TN St, Ser A (Pre-refunded maturity 09/01/24)	5.00%	09/01/33	1,001,655
				6,730,123
	Texas — 17.3%
1,650,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/25	1,693,136
1,000,000	Austin TX Wtr & Wstwtr Sys Rev Ref	5.00%	11/15/25	1,026,143
1,250,000	Boerne TX Indep Sch Dist	5.00%	02/01/25	1,262,564
1,000,000	Centrl TX Regl Mobility Auth Rev Ref	5.00%	01/01/25	1,006,986
650,000	Cypress Fairbanks TX Indep Sch Dist Ref, Ser A	5.00%	02/15/25	657,146
1,000,000	Cypress Fairbanks TX Indep Sch Dist, Ser A	5.00%	02/15/26	1,032,242
560,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/24	562,625
500,000	Dallas Fort Worth TX Intl Arpt Rev Ref, Ser B	5.00%	11/01/25	512,484
1,625,000	Dallas TX Area Rapid Transit Sales Tax Rev Ref Sr Lien	5.00%	12/01/25	1,669,401
1,900,000	Duncanville TX Indep Sch Dist Sch Bldg (Pre-refunded maturity 02/15/25)	5.00%	02/15/36	1,918,203
1,295,000	Fort Bend TX Indep Sch Dist Var Remk, Ser A (Mandatory put 08/01/24)	2.38%	08/01/49	1,295,000
1,665,000	Fort Worth TX Wtr & Swr Rev Impt Ref, Ser A	5.00%	02/15/25	1,682,769
250,000	Galveston TX Wharves & Terminal Rev First Lien, AMT	5.25%	08/01/25	252,963
1,105,000	Georgetown TX Indep Sch Dist	5.00%	08/15/24	1,105,781
1,000,000	Harris Cnty TX Cultural Edu Facs Fin Corp Rev Var Ref Memorial Hermann Hlth Sys, Ser C-2 (Mandatory put 12/01/24)	5.00%	06/01/32	1,010,072
1,140,000	Harris Cnty TX Met Transit Auth Sales & Use Tax, Ser D	5.00%	11/01/24	1,145,517
1,000,000	Harris Cnty TX Toll Road Rev Ref, Ser A	5.00%	08/15/25	1,020,221
600,000	Houston TX Util Sys Rev Rev Ref First Lien, Ser A	5.00%	11/15/24	603,298
700,000	Love Field TX Arpt Modernization Corp Gen Arpt Rev, AMT	5.00%	11/01/24	702,505
275,000	Mansfield TX Indep Sch Dist Ref, Ser B	5.00%	02/15/25	278,083
430,000	Montgomery Cnty TX Muni Util Dist #105, BAM	4.63%	09/01/24	430,295
1,200,000	N TX St Muni Wtr Dist Wtr Sys Rev Ref & Impt	5.00%	09/01/24	1,202,037
1,000,000	New Hope Cultural Edu Facs Fin Corp TX Stdt Hsg Rev Chf Collegiate Hsg Tarleton St Univ Proj, Ser A (Pre-refunded maturity 04/01/25)	5.00%	04/01/47	1,011,887
1,010,000	Pasadena Indep Sch Dist	5.00%	02/15/25	1,020,833
400,000	Port Auth of Houston of Harris Cnty TX Ref First Lien	5.00%	10/01/24	401,273
1,000,000	Socorro TX Indep Sch Dist Ref, Ser A (Pre-refunded maturity 08/15/24)	5.00%	08/15/30	1,000,699
1,500,000	Spring Branch TX Indep Sch Dist	5.00%	02/01/26	1,545,352
495,000	Tarrant Cnty TX Cultural Edu Facs Fin Corp Rev Ref Trinity Terrace Proj (c)	5.00%	10/01/25	504,206
965,000	Tarrant Cnty TX Hosp Dist	5.00%	08/15/24	965,698
875,000	Travis Cnty TX Hsg Fin Corp Mf Hsg Rev Var Kensington Apts (Mandatory put 08/01/25)	3.75%	08/01/26	877,311
1,000,000	TX St Dept of Hsg & Cmnty Affairs Mf Hsg Rev Var Nts Aspen Park (Mandatory put 03/01/26)	5.00%	03/01/41	1,009,500
650,000	TX St Turnpike Auth Centrl TX Turnpike Sys Rev Unrefunded 1st Tier, Ser A, AMBAC, CABS	(d)	08/15/24	649,099
2,000,000	United TX Indep Sch Dist Sch Bldg (Pre-refunded maturity 08/15/24)	5.00%	08/15/44	2,001,358
1,500,000	Univ of TX TX Univ Revs Ref, Ser B (Pre-refunded maturity 08/15/24)	5.00%	08/15/28	1,501,019
				34,557,706
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024
Principal Value	Description	Stated Coupon	Stated Maturity	Value
MUNICIPAL BONDS (Continued)
	Virginia — 0.4%
$845,000	Richmond VA Redev & Hsg Auth Mf Rev Var Townes at River South (Mandatory put 03/01/25)	4.25%	03/01/26	$848,445
	Washington — 3.0%
1,100,000	Centrl Puget Sound WA Regl Transit Auth Sales Tax & Motor Ve Sustainable Bonds, Ser S-1	5.00%	11/01/25	1,128,969
1,790,000	Seattle WA Wtr Sys Rev Sustainable Bond Ref	5.00%	08/01/24	1,790,000
1,000,000	WA St Bid Grp 1, Ser B	5.00%	02/01/25	1,010,250
1,700,000	WA St Hlth Care Facs Auth Ref Commonspirit Hlth, Ser B1 (Mandatory put 08/01/24)	5.00%	08/01/49	1,700,000
345,000	WA St Hsg Fin Commn Nonprofit Hsg Rev Ref Emerald Heights Proj, Ser A	5.00%	07/01/25	348,374
				5,977,593
	Wisconsin — 0.2%
410,000	Milwaukee WI Ref Prom Nts, Ser N2	4.00%	03/15/25	411,413

	Total Investments — 100.5%			200,188,449
	(Cost $199,958,935)
	Net Other Assets and Liabilities — (0.5)%			(972,817)
	Net Assets — 100.0%			$199,215,632

(a)
This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under
Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund’s advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At July 31, 2024, securities noted as such amounted to $8,890,334 or 4.5% of net assets.

(b)	Variable rate demand bond. Interest rate is reset periodically by the agent based on current market conditions.
(c)	When-issued security. The interest rate shown reflects the rate in effect at July 31, 2024. Interest will begin accruing on the security’s first settlement date.
(d)	Zero coupon security.

Abbreviations throughout the Portfolio of Investments:
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
AMT	– Alternative Minimum Tax
BAM	– Build America Mutual
BANS	– Bond Anticipation Notes
CABS	– Capital Appreciation Bonds
COPS	– Certificates of Participation
GARVEE	– Grant Anticipation Revenue Vehicle
See Notes to Financial Statements

First Trust Ultra Short Duration Municipal ETF (FUMB)
Portfolio of Investments (Continued)
July 31, 2024

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Municipal Bonds*	$200,188,449	$—	$200,188,449	$—

*	See Portfolio of Investments for state and territory breakout.
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Assets and Liabilities
July 31, 2024

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
ASSETS:
Investments, at value	$419,081,706	$200,188,449
Cash	4,489,363	553,428
Interest receivable	4,395,095	2,646,230
Total Assets	427,966,164	203,388,107

LIABILITIES:
Payables:
Investment securities purchased	8,606,628	4,096,310
Investment advisory fees	194,526	76,165
Total Liabilities	8,801,154	4,172,475
NET ASSETS	$419,165,010	$199,215,632

NET ASSETS consist of:
Paid-in capital	$427,027,744	$198,385,982
Par value	211,000	99,000
Accumulated distributable earnings (loss)	(8,073,734)	730,650
NET ASSETS	$419,165,010	$199,215,632
NET ASSET VALUE, per share	$19.87	$20.12
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	21,100,002	9,900,002
Investments, at cost	$418,719,982	$199,958,935
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Operations
For the Year Ended July 31, 2024

	First Trust Short Duration Managed Municipal ETF (FSMB)	First Trust Ultra Short Duration Municipal ETF (FUMB)
INVESTMENT INCOME:
Interest	$13,657,224	$7,379,445
Total investment income	13,657,224	7,379,445

EXPENSES:
Investment advisory fees	2,268,433	1,023,599
Total expenses	2,268,433	1,023,599
NET INVESTMENT INCOME (LOSS)	11,388,791	6,355,846

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	(3,062,373)	(15,941)
Net change in unrealized appreciation (depreciation) on investments	5,326,775	1,214,090
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,264,402	1,198,149
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,653,193	$7,553,995
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Statements of Changes in Net Assets

	First Trust Short Duration Managed Municipal ETF (FSMB)		First Trust Ultra Short Duration Municipal ETF (FUMB)
	Year Ended 7/31/2024	Year Ended 7/31/2023	Year Ended 7/31/2024	Year Ended 7/31/2023
OPERATIONS:
Net investment income (loss)	$11,388,791	$8,762,819	$6,355,846	$6,184,991
Net realized gain (loss)	(3,062,373)	(5,127,926)	(15,941)	5,122
Net change in unrealized appreciation (depreciation)	5,326,775	96,999	1,214,090	(190,325)
Net increase (decrease) in net assets resulting from operations	13,653,193	3,731,892	7,553,995	5,999,788

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(11,123,001)	(8,538,673)	(5,749,751)	(6,108,951)
Return of capital	—	(113,528)	—	—
Total distributions to shareholders	(11,123,001)	(8,652,201)	(5,749,751)	(6,108,951)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	52,328,872	178,360,260	17,060,947	83,686,597
Cost of shares redeemed	(61,825,785)	(50,275,222)	(89,194,264)	(99,839,409)
Net increase (decrease) in net assets resulting from shareholder transactions	(9,496,913)	128,085,038	(72,133,317)	(16,152,812)
Total increase (decrease) in net assets	(6,966,721)	123,164,729	(70,329,073)	(16,261,975)

NET ASSETS:
Beginning of period	426,131,731	302,967,002	269,544,705	285,806,680
End of period	$419,165,010	$426,131,731	$199,215,632	$269,544,705

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	21,600,002	15,100,002	13,500,002	14,300,002
Shares sold	2,650,000	9,050,000	850,000	4,200,000
Shares redeemed	(3,150,000)	(2,550,000)	(4,450,000)	(5,000,000)
Shares outstanding, end of period	21,100,002	21,600,002	9,900,002	13,500,002
See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights
For a share outstanding throughout each period
First Trust Short Duration Managed Municipal ETF (FSMB)

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$19.73	$20.06	$20.96	$20.66	$20.48
Income from investment operations:
Net investment income (loss)	0.54 (a)	0.43 (a)	0.21	0.27	0.38
Net realized and unrealized gain (loss)	0.13	(0.34)	(0.88)	0.33	0.22
Total from investment operations	0.67	0.09	(0.67)	0.60	0.60
Distributions paid to shareholders from:
Net investment income	(0.53)	(0.41)	(0.21)	(0.27)	(0.41)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.01)
Total distributions	(0.53)	(0.42)	(0.23)	(0.30)	(0.42)
Net asset value, end of period	$19.87	$19.73	$20.06	$20.96	$20.66
Total return (b)	3.46%	0.45%	(3.19)%	2.92%	2.98%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$419,165	$426,132	$302,967	$129,931	$61,967
Ratio of total expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses to average net assets	0.55%	0.49%	0.35%	0.43%	0.45%
Ratio of net investment income (loss) to average net assets	2.76%	2.18%	1.14%	1.33%	2.00%
Portfolio turnover rate (c)	51%	50%	35%	16%	58%

(a)	Based on average shares outstanding.
(b)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(c)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

First Trust Exchange-Traded Fund III
Financial Highlights (Continued)
For a share outstanding throughout each period
First Trust Ultra Short Duration Municipal ETF (FUMB)

	Year Ended July 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of period	$19.97	$19.99	$20.18	$20.16	$20.10
Income from investment operations:
Net investment income (loss)	0.56 (a)	0.39 (a)	0.10	0.12	0.25
Net realized and unrealized gain (loss)	0.10	(0.03)	(0.19)	0.02	0.07
Total from investment operations	0.66	0.36	(0.09)	0.14	0.32
Distributions paid to shareholders from:
Net investment income	(0.51)	(0.38)	(0.10)	(0.12)	(0.26)
Net realized gain	—	—	—	—	(0.00) (b)
Return of capital	—	—	—	—	(0.00) (b)
Total distributions	(0.51)	(0.38)	(0.10)	(0.12)	(0.26)
Net asset value, end of period	$20.12	$19.97	$19.99	$20.18	$20.16
Total return (c)	3.37%	1.83%	(0.45)%	0.72%	1.61%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$199,216	$269,545	$285,807	$165,474	$83,661
Ratio of total expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of net expenses to average net assets	0.45%	0.39%	0.25%	0.26%	0.35%
Ratio of net investment income (loss) to average net assets	2.79%	1.93%	0.56%	0.61%	1.20%
Portfolio turnover rate (d)	112%	121%	79%	44%	149%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.01.
(c)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Exchange-Traded Fund III
July 31, 2024
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the two funds (each a “Fund” and collectively, the “Funds”) listed below, each a diversified series of the Trust and listed and traded on NYSE Arca, Inc.

First Trust Short Duration Managed Municipal ETF – (ticker “FSMB”)
First Trust Ultra Short Duration Municipal ETF – (ticker “FUMB”)
Each Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
Each Fund is an actively managed exchange-traded fund. The investment objective of each Fund is to seek to provide federally tax-exempt income consistent with capital preservation. Under normal market conditions, each Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including investment borrowings) in municipal debt securities that pay interest that is exempt from regular federal income taxes.
There can be no assurance that a Fund will achieve its investment objective. The Funds may not be appropriate for all investors.
2. Significant Accounting Policies
The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund’s NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
Each Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds’ investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund’s investments are valued as follows:
Municipal securities and other debt securities are fair valued on the basis of fair valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
 1)
benchmark yields;
 2)
reported trades;
 3)
broker/dealer quotes;
 4)
issuer spreads;
 5)
benchmark securities;
 6)
bids and offers; and
 7)
reference data including market research publications.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
 1)
the credit conditions in the relevant market and changes thereto;
 2)
the liquidity conditions in the relevant market and changes thereto;
 3)
the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
 4)
issuer-specific conditions (such as significant credit deterioration); and
 5)
any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the most recent price provided by a pricing service;
 2)
available market prices for the fixed-income security;
 3)
the fundamental business data relating to the issuer;
 4)
an evaluation of the forces which influence the market in which these securities are purchased and sold;
 5)
the type, size and cost of the security;
 6)
the financial statements of the issuer;
 7)
the credit quality and cash flow of the issuer, based on the Advisor’s or external analysis;
 8)
the information as to any transactions in or offers for the security;
 9)
the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
10)
the coupon payments;
11)
the quality, value and salability of collateral, if any, securing the security; and
12)
other relevant factors.
The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund’s investments as of July 31, 2024, is included with each Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Each Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At July 31, 2024, FSMB and FUMB held $6,307,167 and $1,817,993, respectively, of when-issued or delayed-delivery securities.
C. Dividends and Distributions to Shareholders
Dividends from net investment income of each Fund, if any, are declared and paid monthly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by each Fund, if any, are distributed at least annually. Each Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2024 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$103,106	$—	$11,019,895	$—
First Trust Ultra Short Duration Municipal ETF	35,565	—	5,714,186	—
The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2023 was as follows:

	Distributions paid from Ordinary Income	Distributions paid from Capital Gains	Distributions paid from Tax-Exempt Income	Distributions paid from Return of Capital
First Trust Short Duration Managed Municipal ETF	$44,281	$—	$8,494,392	$113,528
First Trust Ultra Short Duration Municipal ETF	32,046	—	6,076,905	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
As of July 31, 2024, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Gain (Loss)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$222,558	$(8,991,319)	$695,027
First Trust Ultra Short Duration Municipal ETF	670,806	(224,106)	283,950
D. Income Taxes
Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
In addition, each Fund intends to invest in municipal securities to allow it to pay shareholders “exempt dividends” as defined in the Code.
The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2021, 2022, 2023, and 2024 remain open to federal and state audit. As of July 31, 2024, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds’ financial statements for uncertain tax positions.
Each Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. Each Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2024, for federal income tax purposes, each applicable Fund had a capital loss carryforward available that is shown in the following table, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to each applicable Fund’s shareholders.

Non-Expiring Capital Loss Carryforwards
First Trust Short Duration Managed Municipal ETF	$8,991,319
First Trust Ultra Short Duration Municipal ETF	224,106
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2024, the Funds had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2024, the adjustments for each Fund were as follows:

	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
First Trust Short Duration Managed Municipal ETF	$(10,892)	$10,892	$—
First Trust Ultra Short Duration Municipal ETF	(1,203)	1,203	—

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
As of July 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
First Trust Short Duration Managed Municipal ETF	$418,386,679	$2,563,365	$(1,868,338)	$695,027
First Trust Ultra Short Duration Municipal ETF	199,904,499	416,312	(132,362)	283,950
E. Expenses
Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund’s portfolio, managing the Funds’ business affairs and providing certain administrative services necessary for the management of the Funds.
Pursuant to the Investment Management Agreement between the Trust and the Advisor, First Trust manages the investment of each Fund’s assets and is responsible for the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, which are paid by each respective Fund. Prior to October 16, 2023, First Trust also provided fund reporting services to the Funds for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by each Fund to First Trust for these services will be reduced at certain levels of each Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedules:

Breakpoints	FSMB	FUMB
Fund net assets up to and including $2.5 billion	0.55000%	0.45000%
Fund net assets greater than $2.5 billion up to and including $5 billion	0.53625%	0.43875%
Fund net assets greater than $5 billion up to and including $7.5 billion	0.52250%	0.42750%
Fund net assets greater than $7.5 billion up to and including $10 billion	0.50875%	0.41625%
Fund net assets greater than $10 billion	0.49500%	0.40500%
Effective October 16, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNY is responsible for custody of each Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for each Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to October 16, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BBH was responsible for custody of each Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of each Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for each Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2024, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
First Trust Short Duration Managed Municipal ETF	$205,318,437	$203,380,439
First Trust Ultra Short Duration Municipal ETF	210,216,920	242,556,040
For the fiscal year ended July 31, 2024, the Funds had no in-kind transactions.
5. Creations, Redemptions and Transaction Fees
Each Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with a Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units. Prior to the start of trading on every business day, a Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of a Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of a Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in a Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of a Fund’s shares at or close to the NAV per share of the Fund.
Each Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
Each Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of a Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by a Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

Notes to Financial Statements (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024
No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2025.
7. Indemnification
The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of First Trust Short Duration Managed Municipal ETF and First Trust Ultra Short Duration Municipal ETF (the “Funds”), each a series of the First Trust Exchange-Traded Fund III, including the portfolios of investments, as of July 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2024, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Funds’ accountants during the fiscal year ended July 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of any Fund during the fiscal year ended July 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of each Fund are compensated through the unitary management fee paid by each Fund to the advisor and not directly by each Fund. The investment advisory fee paid is included in the Statements of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the following series of the Trust (each a “Fund” and collectively, the “Funds”):
First Trust Short Duration Managed Municipal ETF (FSMB)
First Trust Ultra Short Duration Municipal ETF (FUMB)
The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by each Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to each Fund and the potential for the Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; any indirect benefits to the Advisor and its affiliate, First Trust Portfolios L.P. (“FTP”); and information on the Advisor’s compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that each Fund is an actively-managed ETF and noted that the Advisor’s Municipal Securities Team is responsible for the day-to-day management of the Funds’ investments. The Board considered the background and experience of the members of the Municipal Securities Team and noted the Board’s prior meetings with members of the Team. The Board considered the Advisor’s statement that it applies the same oversight model internally with its Municipal Securities Team as it uses for overseeing external sub-advisors, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s and each Fund’s compliance with the 1940 Act, as well as each Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by each Fund under the Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total expense ratio for each Fund was above the median total (net) expense ratio of the peer funds in its respective Expense Group. With respect to the Expense Groups, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedules overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund’s performance. The Board received and reviewed information comparing each Fund’s performance for periods ended December 31, 2023 to the performance of the funds in its Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that FSMB underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023, underperformed its Performance Universe median and outperformed its benchmark index for the three-year period ended December 31, 2023 and outperformed its Performance Universe median and benchmark index for the five-year period ended December 31, 2023. The Board noted that FUMB underperformed its Performance Universe median and benchmark index for the one-year period ended December 31, 2023 and outperformed its Performance Universe median and underperformed its benchmark index for the three- and five-year periods ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds at current asset levels and whether the Funds may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for each Fund includes breakpoints pursuant to which the unitary fee rate will be reduced as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Funds will increase during the next twelve months as the Advisor continues to build

Other Information (Continued)
First Trust Exchange-Traded Fund III
July 31, 2024 (Unaudited)
infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Funds. The Board concluded that the unitary fee rate schedule for each Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2023 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for each Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2024, the following distribution information is being provided as required by the Internal Revenue Code of 1986, as amended, or to meet a specific state’s requirement. The Funds designate the following percentages or, if subsequently determined to be different, the maximum amount allowable for their fiscal year ended July 31, 2024:

	Tax Exempt Interest Dividends	Alternative Minimum Tax (AMT)
First Trust Short Duration Managed Municipal ETF	99.07%	16.44%
First Trust Ultra Short Duration Municipal ETF	99.38%	16.13%

Annual Financial Statements and Other Information
For the Year Ended July 31, 2024

First Trust Exchange-Traded Fund III

First Trust Merger Arbitrage ETF (MARB)

First Trust Merger Arbitrage ETF (MARB)
Annual Financial Statements and Other Information
July 31, 2024
Performance and Risk Disclosure
There is no assurance that First Trust Merger Arbitrage ETF (the “Fund”) will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
First Trust Advisors L.P., the Fund’s advisor, may also periodically provide additional information on Fund performance on the Fund’s webpage at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data that provides insight into the Fund’s performance and investment approach.
The material risks of investing in the Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments
July 31, 2024

Shares	Description	Value
COMMON STOCKS — 89.8%
	Banks — 8.1%
34,944	Heartland Financial USA, Inc. (a)	$1,905,147
10,062	Independent Bank Group, Inc.	594,262
		2,499,409
	Biotechnology — 3.2%
22,182	Cerevel Therapeutics Holdings, Inc. (a) (b)	997,303
	Capital Markets — 5.0%
44,762	AssetMark Financial Holdings, Inc. (b)	1,544,289
	Commercial Services & Supplies — 2.5%
13,204	Stericycle, Inc. (b)	773,094
	Communications Equipment — 3.5%
28,974	Juniper Networks, Inc. (a)	1,092,030
	Consumer Finance — 3.6%
7,753	Discover Financial Services	1,116,354
	Consumer Staples Distribution & Retail — 4.9%
76,431	Albertsons Cos., Inc., Class A (a)	1,515,626
	Energy Equipment & Services — 5.0%
26,003	ChampionX Corp.	890,863
39,866	Diamond Offshore Drilling, Inc. (b)	654,599
		1,545,462
	Entertainment — 4.6%
51,921	Endeavor Group Holdings, Inc., Class A	1,423,674
	Financial Services — 4.0%
37,650	Nuvei Corp.	1,246,215
	Health Care Equipment & Supplies — 8.4%
18,223	Axonics, Inc. (a) (b)	1,247,911
22,555	Silk Road Medical, Inc. (b)	609,211
18,163	Surmodics, Inc. (b)	751,948
		2,609,070
	Health Care Providers & Services — 4.9%
15,361	Amedisys, Inc. (a) (b)	1,506,146
	Household Durables — 3.0%
83,405	Vizio Holding Corp., Class A (a) (b)	915,787
	IT Services — 2.5%
10,370	Perficient, Inc. (b)	782,002
Shares	Description	Value

	Metals & Mining — 3.8%
29,063	United States Steel Corp. (a)	$1,194,199
	Oil, Gas & Consumable Fuels — 5.1%
6,445	Hess Corp.	988,792
21,156	Marathon Oil Corp.	593,426
		1,582,218
	Pharmaceuticals — 3.1%
16,355	Catalent, Inc. (a) (b)	970,506
	Software — 10.8%
3,298	ANSYS, Inc. (b)	1,034,352
50,595	HashiCorp, Inc., Class A (b)	1,707,581
27,194	PowerSchool Holdings, Inc., Class A (b)	613,497
		3,355,430
	Textiles, Apparel & Luxury Goods — 1.4%
12,664	Capri Holdings Ltd. (a) (b)	424,750
	Trading Companies & Distributors — 2.4%
6,774	McGrath RentCorp	743,988
	Total Common Stocks	27,837,552
	(Cost $27,340,789)
RIGHTS — 0.0%
	Biotechnology — 0.0%
43,869	Chinook Therapeutics, Inc., expiring December 21, 2029 (b) (c) (d) (e)	0
100,745	Icosavax, Inc., expiring January 1, 2029 (b) (c) (d) (e)	0
		0
	Health Care Equipment & Supplies — 0.0%
7,137	ABIOMED, Inc., expiring December 31, 2029 (b) (c) (d) (e)	0
	Pharmaceuticals — 0.0%
39,856	Mirati Therapeutics, Inc., expiring October 8, 2024 (b) (c) (d) (e)	0
	Total Rights	0
	(Cost $0)
MONEY MARKET FUNDS — 7.4%
2,281,213	Dreyfus Government Cash Management Fund, Institutional Shares - 5.21% (f)	2,281,213
	(Cost $2,281,213)
	Total Investments — 97.2%	30,118,765
	(Cost $29,622,002)
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Portfolio of Investments (Continued)
July 31, 2024
Shares	Description	Value
COMMON STOCKS SOLD SHORT — (26.7)%
Banks — (8.4)%
(6,041)	South State Corp.	$(597,878)
(19,558)	UMB Financial Corp.	(1,995,307)
(2,593,185)
Construction & Engineering — (1.0)%
(7,839)	WillScot Holdings Corp. (b)	(321,399)
Consumer Finance — (4.0)%
(8,098)	Capital One Financial Corp.	(1,226,037)
Energy Equipment & Services — (5.7)%
(9,236)	Noble Corp. PLC	(436,124)
(27,682)	Schlumberger N.V.	(1,336,764)
(1,772,888)
Oil, Gas & Consumable Fuels — (5.5)%
(6,772)	Chevron Corp.	(1,086,703)
(5,397)	ConocoPhillips	(600,146)
(572)	EQT Corp.	(19,740)
(1,706,589)
Software — (2.1)%
(1,175)	Synopsys, Inc. (b)	(656,026)
	Total Investments Sold Short — (26.7)%	(8,276,124)
(Proceeds $7,626,651)
	Net Other Assets and Liabilities — 29.5%	9,139,296
	Net Assets — 100.0%	$30,981,937

(a)	This security or a portion of this security is segregated as collateral for investments sold short. At July 31, 2024, the segregated value of these securities amounts to $9,910,603.
(b)	Non-income producing security.
(c)	Pursuant to procedures adopted by the Trust’s Board of Trustees, this security has been determined to be illiquid by First Trust Advisors L.P., the Fund’s advisor.
(d)
This security is fair valued by the Advisor’s Pricing
Committee in accordance with procedures approved by the
Trust’s Board of Trustees, and in accordance with provisions of the Investment Company Act of 1940 and rules
thereunder, as amended. At July 31, 2024, securities noted as such are valued at $0 or 0.0% of net assets.

(e)	This security’s value was determined using significant unobservable inputs (see Note 2A - Portfolio Valuation in the Notes to Financial Statements).
(f)	Rate shown reflects yield as of July 31, 2024.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of July 31, 2024 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

ASSETS TABLE
	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks*	$ 27,837,552	$ 27,837,552	$ —	$ —
Rights*	—**	—	—	—**
Money Market Funds	2,281,213	2,281,213	—	—
Total Investments	$30,118,765	$30,118,765	$—	$—**

LIABILITIES TABLE
	Total Value at 7/31/2024	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Common Stocks Sold Short*	$ (8,276,124)	$ (8,276,124)	$ —	$ —

*	See Portfolio of Investments for industry breakout.
**	Investments are valued at $0.
Level 3 investments are fair valued by the Advisor’s Pricing Committee and are footnoted in the Portfolio of Investments. All Level 3 values are based on unobservable inputs.
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Assets and Liabilities
July 31, 2024

ASSETS:
Investments, at value	$30,118,765
Cash	773
Restricted Cash	9,111,662
Receivables:
Margin interest rebate	41,320
Dividends	18,844
Reclaims	510
Total Assets	39,291,874

LIABILITIES:
Investments sold short, at value	8,276,124
Investment advisory fees payable	33,813
Total Liabilities	8,309,937
NET ASSETS	$30,981,937

NET ASSETS consist of:
Paid-in capital	$31,175,295
Par value	15,500
Accumulated distributable earnings (loss)	(208,858)
NET ASSETS	$30,981,937
NET ASSET VALUE, per share	$19.99
Number of shares outstanding (unlimited number of shares authorized, par value $0.01 per share)	1,550,002
Investments, at cost	$29,622,002
Investments sold short, proceeds	$7,626,651
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statement of Operations
For the Year Ended July 31, 2024

INVESTMENT INCOME:
Dividends	$973,108
Margin interest rebate	435,158
Interest	144,563
Foreign withholding tax	(765)
Total investment income	1,552,064

EXPENSES:
Investment advisory fees	669,122
Dividend expense on investments sold short	238,435
Total expenses	907,557
NET INVESTMENT INCOME (LOSS)	644,507

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(315,861)
In-kind redemptions	(268,060)
Investments sold short	290,832
Net realized gain (loss)	(293,089)
Net change in unrealized appreciation (depreciation) on:
Investments	1,982,031
Investments sold short	(1,166,571)
Net change in unrealized appreciation (depreciation)	815,460
NET REALIZED AND UNREALIZED GAIN (LOSS)	522,371
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,166,878
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Statements of Changes in Net Assets

	Year Ended 7/31/2024	Year Ended 7/31/2023
OPERATIONS:
Net investment income (loss)	$644,507	$979,728
Net realized gain (loss)	(293,089)	751,739
Net change in unrealized appreciation (depreciation)	815,460	(1,149,107)
Net increase (decrease) in net assets resulting from operations	1,166,878	582,360

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(1,423,250)	(1,115,075)

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	6,965,011	80,588,123
Cost of shares redeemed	(44,721,426)	(55,091,737)
Net increase (decrease) in net assets resulting from shareholder transactions	(37,756,415)	25,496,386
Total increase (decrease) in net assets	(38,012,787)	24,963,671

NET ASSETS:
Beginning of period	68,994,724	44,031,053
End of period	$30,981,937	$68,994,724

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	3,450,002	2,200,002
Shares sold	350,000	4,000,000
Shares redeemed	(2,250,000)	(2,750,000)
Shares outstanding, end of period	1,550,002	3,450,002
See Notes to Financial Statements

First Trust Merger Arbitrage ETF (MARB)
Financial Highlights
For a share outstanding throughout each period

	Year Ended July 31,				Period Ended 7/31/2020 (a)
	2024	2023	2022	2021
Net asset value, beginning of period	$20.00	$20.01	$19.55	$19.46	$20.01
Income from investment operations:
Net investment income (loss)	0.24 (b)	0.23 (b)	(0.24) (b)	(0.26)	(0.07)
Net realized and unrealized gain (loss)	0.21	0.01 (c)	0.70	0.35	(0.48)
Total from investment operations	0.45	0.24	0.46	0.09	(0.55)
Distributions paid to shareholders from:
Net investment income	(0.28)	(0.15)	—	—	—
Net realized gain	(0.18)	(0.10)	—	—	—
Total distributions	(0.46)	(0.25)	—	—	—
Net asset value, end of period	$19.99	$20.00	$20.01	$19.55	$19.46
Total return (d)	2.26%	1.17%	2.35%	0.46%	(2.75)%

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$30,982	$68,995	$44,031	$10,752	$12,649
Ratio of total expenses to average net assets	1.70%	1.80%	1.87%	2.23%	2.30% (e)
Ratio of total expenses to average net assets excluding dividend expense and margin interest expense	1.25%	1.25%	1.25%	1.25%	1.25% (e)
Ratio of net investment income (loss) to average net assets	1.20%	1.17%	(1.23)%	(1.15)%	(1.71)% (e)
Portfolio turnover rate (f)	301%	367%	246%	280%	137%

(a)	Inception date is February 4, 2020, which is consistent with the commencement of investment operations and is the date the initial creation units were established.
(b)	Based on average shares outstanding.
(c)
The per share amount does not correlate with the aggregate realized and unrealized gain (loss) due to the timing of the Fund share sales and repurchases in relation to market value fluctuation of the underlying investments.

(d)
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(e)	Annualized.
(f)
Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

See Notes to Financial Statements

Notes to Financial Statements
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
1. Organization
First Trust Exchange-Traded Fund III (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust on January 9, 2008, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”).
This report covers the First Trust Merger Arbitrage ETF (the “Fund”), a non-diversified series of the Trust, which trades under the ticker “MARB” on NYSE Arca, Inc. The Fund represents a separate series of shares of beneficial interest in the Trust. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value (“NAV”), only in large blocks of shares known as “Creation Units.”
The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek to provide investors with capital appreciation. Under normal market conditions, the Fund seeks to achieve its investment objective by establishing long and short positions in the equity securities of companies that are involved in a publicly-announced significant corporate event, such as a merger or acquisition. The Fund’s portfolio may include equity securities issued by U.S. and non-U.S. companies, including American Depositary Receipts, and derivatives, including total return swaps. The Fund may invest in securities issued by small, mid and large capitalization issuers.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. The Fund’s NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Trust’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq, Inc. (“Nasdaq”) and the London Stock Exchange Alternative Investment Market (“AIM”)) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the primary exchange for such securities.
Shares of open-end funds are valued based on NAV per share.
Equity securities traded in an over-the-counter market are valued at the close price or the last trade price.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
 1)
the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price;
 2)
the type of security;
 3)
the size of the holding;
 4)
the initial cost of the security;
 5)
transactions in comparable securities;
 6)
price quotes from dealers and/or third-party pricing services;
 7)
relationships among various securities;
 8)
information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
 9)
an analysis of the issuer’s financial statements;
10)
the existence of merger proposals or tender offers that might affect the value of the security; and
11)
other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•  Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•  Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o  Quoted prices for similar investments in active markets.
o  Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o  Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o  Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
•  Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of July 31, 2024, is included with the Fund’s Portfolio of Investments.
B. Securities Transactions and Investment Income
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded daily on the accrual basis.
Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs’ fiscal year end. The Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by the Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
C. Short Sales
Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold by the Fund, but are not currently owned in the Fund’s portfolio. When the Fund engages in a short sale, the Fund must borrow the security sold short and deliver the security to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities sold short and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale; which is affected by the Fund purchasing the security sold short and delivering the security to the lender. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund’s portfolio. The Fund is subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.
The Fund has established an account with BNP Paribas Prime Brokerage International, Ltd. for the purpose of borrowing securities that the Fund intends to sell short. The Fund is charged interest on debit margin balances at a rate equal to the Overnight Bank Funding Rate plus 85 basis points. With regard to securities held short, the Fund is credited a rebate equal to the market value of its short positions at a rate equal to the Overnight Bank Funding Rate less 35 basis points. This rebate rate applies to easy to borrow securities. Securities that are hard to borrow may earn a rebate that is less than the foregoing or may be subject to a premium charge on a security by security basis. The different rebate rate is determined at the time of a short sale request. For the fiscal year ended July 31, 2024, the Fund had margin interest rebate of $435,158 as shown on the Statement of Operations. Restricted cash in the amount of $9,111,662, as shown on the Statement of Assets and Liabilities, is associated with collateral at the broker as of July 31, 2024.
D. Dividends and Distributions to Shareholders
Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid during the fiscal years ended July 31, 2024 and 2023 was as follows:

Distributions paid from:	2024	2023
Ordinary income	$1,423,250	$1,115,075
Capital gains	—	—
Return of capital	—	—
As of July 31, 2024, the components of distributable earnings on a tax basis for the Fund were as follows:

Undistributed ordinary income	$217,547
Accumulated capital and other gain (loss)	(247,009)
Net unrealized appreciation (depreciation)	(179,396)
E. Income Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable period ended 2020 and taxable years ended 2021, 2022, and 2023 remain open to federal and state audit. As of July 31, 2024, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At July 31, 2024, for federal income tax purposes, the Fund had $247,009 of non-expiring capital loss carryforwards available, to the extent provided by regulations, to offset future capital gains. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to the Fund’s shareholders.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2024, the Fund had no net late year ordinary or capital losses.
In order to present paid-in capital and accumulated distributable earnings (loss) (which consists of accumulated net investment income (loss), accumulated net realized gain (loss) on investments and net unrealized appreciation (depreciation) on investments) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2024, the adjustments for the Fund were as follows:

Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Paid-In Capital
$211,784	$68,539	$(280,323)
As of July 31, 2024, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:

Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$22,021,051	$1,165,370	$(1,343,780)	$(178,410)
F. Expenses
Expenses, other than the investment advisory fee, dividend and interest expenses on investments sold short and other excluded expenses, are paid by the Advisor (see Note 3).
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund’s portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Pursuant to an investment management agreement between First Trust and the Trust, on behalf of the Fund (the “Investment Management Agreement”), First Trust oversees First Trust Capital Management L.P.’s (“First Trust Capital Management” or the “Sub-Advisor”) management of the Fund’s assets. First Trust Capital Management receives a sub-advisory fee equal to 0.625% of the average daily net assets of the Fund less the amount of Fund Expenses owed by the Sub-Advisor. During any period in which the Advisor’s management fee is reduced in accordance with the breakpoints described below, the investment sub-advisory fee will be reduced to reflect the reduction in First Trust’s management fee. First Trust is responsible for the expenses of the Fund including the

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, expenses associated with short sales transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Prior to October 16, 2023, First Trust also provided fund reporting services to the Fund for a flat annual fee in the amount of $9,250 per Fund, which was covered under the annual unitary management fee. The annual unitary management fee payable by the Fund to First Trust for these services will be reduced at certain levels of the Fund’s net assets (“breakpoints”) and calculated pursuant to the following schedule:

Breakpoints
Fund net assets up to and including $2.5 billion	1.25000%
Fund net assets greater than $2.5 billion up to and including $5 billion	1.21875%
Fund net assets greater than $5 billion up to and including $7.5 billion	1.18750%
Fund net assets greater than $7.5 billion up to and including $10 billion	1.15625%
Fund net assets greater than $10 billion	1.12500%
First Trust Capital Partners, LLC, an affiliate of First Trust, owns a 52.88% ownership interest in First Trust Capital Management through First Trust Capital Solutions L.P.
Effective October 16, 2023, the Trust has multiple service agreements with The Bank of New York Mellon (“BNY”). Under the service agreements, BNY performs custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BNY is responsible for custody of the Fund’s assets. As fund accountant and administrator, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BNY is responsible for maintaining shareholder records for the Fund. BNY is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
Prior to October 16, 2023, the Trust had multiple service agreements with Brown Brothers Harriman & Co. (“BBH”). Under the service agreements, BBH performed custodial, fund accounting, certain administrative services, and transfer agency services for the Fund. As custodian, BBH was responsible for custody of the Fund’s assets. As fund accountant and administrator, BBH was responsible for maintaining the books and records of the Fund’s securities and cash. As transfer agent, BBH was responsible for maintaining shareholder records for the Fund.
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee, the Vice Chair of the Audit Committee, the Lead Independent Trustee and the Vice Lead Independent Trustee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Committee Chairs, the Audit Committee Vice Chair, the Lead Independent Trustee and the Vice Lead Independent Trustee rotate periodically in serving in such capacities. The officers and “Interested” Trustee receive no compensation from the Trust for acting in such capacities.
4. Purchases and Sales of Securities
For the fiscal year ended July 31, 2024, the cost of purchases and proceeds from sales of investments, excluding short-term investments, investments sold short, and in-kind transactions, were $97,670,577 and $101,874,962, respectively. The cost of purchases to cover short sales and the proceeds of short sales were $22,213,544 and $21,703,793, respectively.
For the fiscal year ended July 31, 2024, the cost of in-kind purchases and proceeds from in-kind sales were $2,940,278 and $22,925,283, respectively. The cost of in-kind purchases to cover short sales and the proceeds from in-kind sales were $0 and $0, respectively.
5. Creations, Redemptions and Transaction Fees
The Fund generally issues and redeems its shares in primary market transactions through a creation and redemption mechanism and does not sell or redeem individual shares. Instead, financial entities known as “Authorized Participants” have contractual arrangements with the Fund or one of the Fund’s service providers to purchase and redeem Fund shares directly with the Fund in Creation Units.

Notes to Financial Statements (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024
Prior to the start of trading on every business day, the Fund publishes through the National Securities Clearing Corporation the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the Fund’s shares. An Authorized Participant that wishes to effectuate a creation of the Fund’s shares deposits with the Fund the “basket” of securities, cash or other assets identified by the Fund that day, and then receives the Creation Unit of the Fund’s shares in return for those assets. After purchasing a Creation Unit, the Authorized Participant may continue to hold the Fund’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of the Fund’s shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in the Fund’s shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of the Fund’s shares at or close to the NAV per share of the Fund.
The Fund imposes fees in connection with the purchase of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the creation basket.
The Fund also imposes fees in connection with the redemption of Creation Units. These fees may vary based upon various fact-based circumstances, including, but not limited to, the composition of the securities included in the Creation Unit or the countries in which the transactions are settled. The price received for each Creation Unit will equal the daily NAV per share of the Fund times the number of shares in a Creation Unit, minus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees, stamp taxes and part or all of the spread between the expected bid and offer side of the market related to the securities comprising the redemption basket. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may also be assessed an amount to cover the cost of such services. The redemption fee charged by the Fund will comply with Rule 22c-2 of the 1940 Act which limits redemption fees to no more than 2% of the value of the shares redeemed.
6. Distribution Plan
The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. (“FTP”), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.
No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2025.
7. Indemnification
The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of First Trust Exchange-Traded Fund III:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of First Trust Merger Arbitrage ETF (the “Fund”), one of the funds constituting the First Trust Exchange-Traded Fund III, as of July 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended July 31, 2024, 2023, 2022, 2021, and the period from February 4, 2020 (commencement of investment operations) through July 31, 2020, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2024 and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended July 31, 2024, 2023, 2022, 2021, and the period from February 4, 2020 (commencement of investment operations) through July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche, LLP
Chicago, Illinois
September 24, 2024
We have served as the auditor of one or more First Trust investment companies since 2001.

Other Information
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024 (Unaudited)
Changes in and Disagreements with Accountants (Item 8 of Form N-CSR)
There were no changes in or disagreements with the Fund’s accountants during the fiscal year ended July 31, 2024.
Proxy Disclosures (Item 9 of Form N-CSR)
There were no matters submitted for vote by shareholders of the Fund during the fiscal year ended July 31, 2024.
Remuneration Paid to Directors, Officers, and Others (Item 10 of Form N-CSR)
Independent Trustees and any member of any advisory board of the Fund are compensated through the unitary management fee paid by the Fund to the advisor and not directly by the Fund. The investment advisory fee paid is included in the Statement of Operations.
Statement Regarding the Basis for the Board’s Approval of Investment Advisory Contract (Item 11 of Form N-CSR)
The Board of Trustees of First Trust Exchange-Traded Fund III (the “Trust”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) with First Trust Advisors L.P. (the “Advisor”) on behalf of the First Trust Merger Arbitrage ETF (the “Fund”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, on behalf of the Fund, the Advisor and First Trust Capital Management L.P. (the “Sub-Advisor”). The Board approved the continuation of the Agreements for a one-year period ending June 30, 2025 at a meeting held on June 2–3, 2024. The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 16, 2024, April 25, 2024 and June 2–3, 2024, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the unitary fee rate schedule payable by the Fund as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor, including other exchange-traded funds (“ETFs”) managed by the Advisor; the sub-advisory fee as compared to fees charged to other clients of the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and its affiliates, First Trust Portfolios L.P. (“FTP”) and First Trust Capital Partners, LLC (“FTCP”), and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on April 25, 2024, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor. Following the April 25, 2024 meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 2–3, 2024 meeting, as well as at the June meeting. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor and among the Trust, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund and knowing the Fund’s unitary fee.
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Fund and reviewed all of the services provided by the Advisor to the

Other Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024 (Unaudited)
Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund. Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 25, 2024 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreement, the Board noted that the Fund is an actively-managed ETF and the Sub-Advisor actively manages the Fund’s investments. The Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments. In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objective, policies and restrictions.
The Board considered the unitary fee rate schedule payable by the Fund under the Advisory Agreement for the services provided. The Board noted that the sub-advisory fee is paid by the Advisor from the unitary fee. The Board considered that as part of the unitary fee the Advisor is responsible for the Fund’s expenses, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit and other services and license fees, if any, but excluding the fee payment under the Advisory Agreement and interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses, if any. The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because the Fund pays a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the unitary fee rate for the Fund was above the median total (net) expense ratio of the peer funds in the Expense Group. With respect to the Expense Group, the Board discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating peer groups for actively-managed ETFs, including the limited number of actively-managed ETFs following a merger arbitrage strategy, and different business models that may affect the pricing of services among ETF sponsors. The Board also noted that not all peer funds employ an advisor/sub-advisor management structure. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Fund and other non-ETF clients that limited their comparability. In considering the unitary fee rate schedule overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund. The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and the Sub-Advisor for the Fund. The Board determined that this process continues to be effective for reviewing the Fund’s performance. The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2023 to the performance of the funds in the Performance Universe and to that of a benchmark index. Based on the information provided, the Board noted that the Fund underperformed the Performance Universe median and the benchmark index for the one-year period ended December 31, 2023 and outperformed the Performance Universe median and underperformed the benchmark index for the three-year period ended December 31, 2023.
On the basis of all the information provided on the unitary fee and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the unitary fee for the Fund (out of which the Sub-Advisor is compensated) continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale. The Board noted that the unitary fee rate schedule for the Fund includes breakpoints pursuant to which the unitary fee rate will be reduced

Other Information (Continued)
First Trust Merger Arbitrage ETF (MARB)
July 31, 2024 (Unaudited)
as assets of the Fund meet certain thresholds. The Board considered the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff. The Board also noted that under the unitary fee structure, any reduction in expenses associated with the management and operations of the Fund would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for shareholders of the Fund. The Board concluded that the unitary fee rate schedule for the Fund reflects an appropriate level of sharing of any economies of scale that may be realized in the management of the Fund at current asset levels. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2023 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable. In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund. The Board noted that FTCP has an ownership interest in the Sub-Advisor and considered potential indirect benefits to the Advisor from such ownership interest. The Board also considered that the Advisor had identified as an indirect benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Fund, may have had no dealings with the Advisor or FTP. The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statement that it believes that the sub-advisory fee is appropriate based on expected economies of scale. The Board noted the Sub-Advisor’s statements that the majority of its expenses are fixed and are shared and allocated across various funds advised or sub-advised by the Sub-Advisor and that it has added additional personnel over the past year. The Board noted that the Advisor pays the Sub-Advisor from the unitary fee, that the sub-advisory fee will be reduced consistent with the breakpoints in the unitary fee rate schedule and its understanding that the Fund’s sub-advisory fee was the product of an arm’s length negotiation. The Board did not review the profitability of the Sub-Advisor with respect to the Fund. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered the potential indirect benefits to the Sub-Advisor from being associated with the Advisor and the Fund, and noted the Sub-Advisor’s statement that, although it benefits from the name recognition associated with its role as sub-advisor to the Fund, it has not received and does not anticipate receiving any reduction in fees incurred for research or other services as a result of its management of the Fund. The Board also noted the Sub-Advisor’s statement that the Sub-Advisor did not use soft dollars for the Fund during the year ended December 31, 2023 and does not intend to in the near future. The Board noted the potential indirect benefits to the Sub-Advisor from the ownership interest of FTCP in the Sub-Advisor. The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board’s analysis.
Federal Tax Information
For the taxable year ended July 31, 2024, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

Dividends Received Deduction	Qualified Dividend Income
35.07%	35.07%
A portion of the ordinary dividends (including short-term capital gains) that the Fund paid to its shareholders during the fiscal year ended July 31, 2024, may be eligible for the Qualified Business Income (QBI) Deduction under the Internal Revenue Code of 1986, as amended, Section 199A for the aggregate dividends the Fund received from the underlying Real Estate Investment Trusts (REITs) it invests in.

(b) The Financial Highlights is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to the Registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

This information is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This statement is included in the Financial Statements and Other Information filed under Item 7(a) of this Form N-CSR.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable to the Registrant.

(b)	Not applicable to the Registrant.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2022 are attached hereto.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust Exchange-Traded Fund III
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	October 8, 2024
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	October 8, 2024

* Print the name and title of each signing officer under his or her signature.